     Allmerica Financial Services                 Annual Report
----------------------------------------
                DECEMBER 31, 1999


                                              .  Group Vari-Exceptional
                                                 Life Plus


                                   [GRAPHIC]


                                     1999


                         [LOGO OF ALLMERICA FINANCIAL]

Table of Contents


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General Information .......................................................    2

A Letter from the Chairman ................................................    3

Fund Performance Summary ..................................................    4

Product Performance Summaries
Group Vari-Exceptional Life Plus (FAFLIC) .................................    5
Group Vari-Exceptional Life Plus (AFLIAC) .................................   .6
Variable Life Insurance Product Information ...............................    7

Domestic & International Equity Market Overview ...........................    8
Select Emerging Markets Fund ..............................................   10
Select Aggressive Growth Fund .............................................   11
Select Capital Appreciation Fund ..........................................   12
Select Value Opportunity Fund .............................................   13
Select International Equity Fund ..........................................   14
Fidelity VIP Overseas Portfolio ...........................................   15
T. Rowe Price International Stock Portfolio ...............................   16
DGPF1 International Equity Series .........................................   17
Fidelity VIP Growth Portfolio .............................................   18
Select Growth Fund ........................................................   19
Select Strategic Growth Fund ..............................................   20
Growth Fund ...............................................................   21
Equity Index Fund .........................................................   22
Fidelity VIP II Index 500 Portfolio .......................................   23
Select Growth and Income Fund .............................................   24
Fidelity VIP Equity-Income Portfolio ......................................   25
Fidelity VIP II Asset Manager Portfolio ...................................   26

Bond & Money Market Overview ..............................................   27
Fidelity VIP High Income Portfolio ........................................   30
Investment Grade Income Fund ..............................................   31
Government Bond Fund ......................................................   32
Money Market Fund .........................................................   33

Financials ................................................................  F-1

For further information, see the accompanying annual reports.

See Client Notices on page F-67.

One or more Funds may not be available under the variable annuity or variable life insurance certificate which you have chosen. Inclusion in this annual report of a Fund which is not available under your certificate is not to be considered a solicitation.

1DGPF refers to Delaware Group Premium Fund.

General Information


--------------------------------------------------------------------------------

Officers of First Allmerica Financial Life Insurance
Company (FAFLIC) and Allmerica Financial Life
Insurance and Annuity Company (AFLIAC)

John F. O'Brien, President, CEO (FAFLIC) and
  Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron1
Cynthia A. Hargadon1
Gordon Holmes1
John P. Kavanaugh
Bruce E. Langton1
Attiat F. Ott1
Richard M. Reilly
Ranne P. Warner1

1Independent Trustees

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
  Select Strategic Growth Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
  Select Value Opportunity Fund

J.P. Morgan Investment Management Inc.
522 Fifth Avenue, New York, NY 10036
  Select Growth and Income Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
  Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
  Select Aggressive Growth

Fund Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Schroder Investment Management North America Inc.
787 Seventh Avenue, New York, NY 10019
  Select Emerging Markets Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
  Select Capital Appreciation Fund

Investment Advisers
Delaware International Advisers Ltd.
1818 Market Street, Philadelphia, PA 19103
  Delaware Group Premium Fund, Inc. International Equity Series

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP II Asset Manager Portfolio
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP High Income Portfolio
  Fidelity VIP II Index 500 Portfolio
  Fidelity VIP Overseas Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio

A Letter from the Chairman

[PHOTO]

Dear Client:

1999 was yet another strong year in the U.S equity market. The S&P 500 Index and the Dow Jones Industrial Average both enjoyed their fifth consecutive year of double-digit gains--an unprecedented event. While these returns were impressive, the real story of the year was the NASDAQ Index with its 85.6% return. Led by high-flying internet and other technology stocks, the NASDAQ increased as no other U.S. stock index has before as investors preferred to buy its high-growth, high-priced stocks, regardless of the earnings of the underlying companies. Internationally, emerging markets rebounded sharply after a disappointing 1998. The MSCI EAFE Index, which measures the performance of developed markets overseas, beat the returns of the S&P 500 for the first time since 1993. Based on the index the U.S. bond market had its worst annual performance since 1994 as the Federal Reserve increased interest rates in order to counteract potentially inflationary growth.

We at Allmerica take a long-term, institutional approach to investing. This means that we hire money managers with strong organizations, solid long-term historical investment performance and a disciplined investment process. These managers use fundamental analysis to uncover the companies with good earnings prospects over the long term, not just the next quarter. In high-momentum or speculative markets, we do not expect to have one of the "hot" funds. It was interesting to note that in 1999, the stock prices of those companies in the Russell 2000 and Russell Midcap Indices that lost money significantly outperformed those that produced positive earnings. While most of our investment managers performed well or in line with their benchmarks over the year, some of our managers with a value tilt to their investment style had a harder time due to the market's preference for high-growth stocks. In contrast, our growth-oriented stock funds did quite well. International stock funds were also affected by the same high-growth theme as U.S. stock funds. Those funds with a growth tilt faired better than those more concerned with value.

Our Manager of Managers approach to investing involves constant monitoring of our managers, focusing on their performance over the longer term. This means that occasionally we will replace a manager if necessary. On April 1, 1999, we replaced the sub-advisor for the Select Growth & Income Fund by hiring J.P. Morgan. While this was not an easy decision, the Investment Operations Committee felt that this was appropriate in order to continue to bring you the best array of investment managers. As always, we continue to carefully monitor the fund managers through our rigorous evaluation process and will make changes as we see fit.

We encourage you to work closely with your financial advisor to build a diversified portfolio that helps you achieve your long-term goals while helping protect you from the unpredictable nature of an ever-changing investment arena.


On behalf of the Board of Trustees,


/s John F. O'Brien


John F. O'Brien
Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

Fund Performance Summary


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Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Funds are summarized below.
Keep in mind that these returns reflect all Fund charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries on the following pages beginning on page 5.

                                                                                  10 Years
                                                   Fund                            or Life
                                              Inception         1          5       of Fund
Funds                                              Date      Year      Years     (if less)
------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                    2/20/98     65.72%        N/A     15.22%
Select Aggressive Growth Fund                   8/21/92     38.66%     23.32%     20.71%
Select Capital Appreciation Fund                4/28/95     25.36%        N/A     21.42%
Select Value Opportunity Fund                   4/30/93     -4.70%     13.52%     11.57%
Select International Equity Fund                 5/2/94     31.71%     18.54%     15.47%
Select Growth Fund                              8/21/92     29.80%     29.06%     20.57%
Select Strategic Growth Fund                    2/20/98     16.06%        N/A      6.89%
Growth Fund                                     4/29/85     29.33%     25.23%     17.31%
Equity Index Fund                               9/28/90     20.41%     27.77%     20.66%
Select Growth and Income Fund                   8/21/92     18.43%     21.69%     15.92%
Investment Grade Income Fund                    4/29/85     -0.97%      7.38%      7.69%
Government Bond Fund                            8/26/91      0.23%      6.22%      6.16%
Money Market Fund                               4/29/85      5.19%      5.47%      5.23%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series               10/29/92     15.76%     13.24%     11.77%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio     3/31/94     33.32%     15.22%     13.45%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio                 1/28/87     42.55%     17.37%     11.43%
Fidelity VIP Growth Portfolio                   10/9/86     37.44%     29.74%     19.94%
Fidelity VIP II Index 500 Portfolio             8/27/92     20.52%     28.16%     21.07%
Fidelity VIP Equity-Income Portfolio            10/9/86      6.33%     18.61%     14.49%
Fidelity VIP II Asset Manager Portfolio          9/6/89     11.09%     15.63%     13.14%
Fidelity VIP High Income Portfolio              9/19/85      8.15%     10.88%     12.43%


Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Product Performance Summary


Group Vari-Exceptional Life Plus (FAFLIC)
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Group Vari-Exceptional Life Plus sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.


                                                                   Without Surrender and                       With Surrender and
                                                                  Monthly Policy Charges                   Monthly Policy Charges

                                                                                10 Years                                 10 Years
                                               Sub-                 10 Years  or Life of                     10 Years  or Life of
                                            Account                  or Life        Sub-                      or Life        Sub-
                                          Inception      1      5    of Fund     Account         1       5    of Fund     Account
Sub-Accounts                                   Date   Year  Years  (if less)   (if less)      Year   Years  (if less)   (if less)
-----------------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                    N/A  64.23%    N/A    14.18%         N/A    -68.24%     N/A   -53.58%         N/A
Select Aggressive Growth Fund              11/13/96  37.41% 22.21%    19.62%      19.73%    -90.79%  13.85%    13.79%      -1.19%
Select Capital Appreciation Fund           11/13/96  24.23%    N/A    20.33%      15.03%   -100.00%     N/A    10.62%      -6.26%
Select Value Opportunity Fund              11/13/96  -5.56% 12.50%    10.57%       8.54%   -100.00%   4.20%     4.04%     -13.36%
Select International Equity Fund           11/13/96  30.53% 17.47%    14.43%      17.48%    -96.57%   9.14%     6.93%      -3.61%
Select Growth Fund                         11/13/96  28.63% 27.90%    19.49%      30.07%    -98.16%  19.48%    13.65%       9.78%
Select Strategic Growth Fund                    N/A  15.02%    N/A     5.93%         N/A   -100.00%     N/A   -63.05%         N/A
Growth Fund                                11/13/96  28.17% 24.10%    16.25%      22.84%    -98.55%  15.72%    11.93%       2.13%
Equity Index Fund                          11/13/96  19.33% 26.62%    19.57%      25.12%   -100.00%  18.22%    14.96%       4.55%
Select Growth and Income Fund              11/13/96  17.36% 20.60%    14.88%      18.25%   -100.00%  12.24%    8.98%       -2.79%
Investment Grade Income Fund               11/13/96  -1.86%  6.41%     6.72%       4.24%   -100.00%  -1.87%    2.04%      -18.15%
Government Bond Fund                       11/13/96  -0.67%  5.26%     5.20%       3.89%   -100.00%  -3.02%    -0.32%     -18.55%
Money Market Fund                          11/13/96   4.24%  4.52%     4.28%       4.27%   -100.00%  -3.76%    -0.52%     -18.12%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series           11/13/96  14.72% 12.22%    10.76%      10.64%   -100.00%   3.92%     4.65%      -11.05%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
  Portfolio                                     N/A  32.12% 14.18%    12.43%         N/A    -95.24%   5.87%     5.03%         N/A

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio            11/13/96  41.27% 16.31%    10.43%      20.42%    -87.56%   7.99%     5.91%      -0.45%
Fidelity VIP Growth Portfolio              11/13/96  36.20% 28.57%    18.86%      30.17%    -91.81%  20.15%    14.60%       9.88%
Fidelity VIP II Index 500 Portfolio             N/A  19.44% 27.01%    19.98%         N/A   -100.00%  18.60%    14.14%         N/A
Fidelity VIP Equity-Income Portfolio       11/13/96   5.37% 17.54%    13.46%      13.81%   -100.00%   9.21%     9.05%      -7.59%
Fidelity VIP II Asset Manager Portfolio    11/13/96  10.09% 14.59%    12.12%      14.25%   -100.00%   6.28%     7.66%      -7.11%
Fidelity VIP High Income Portfolio         11/13/96   7.18%  9.88%    11.42%       6.16%   -100.00%   1.59%     6.93%      -16.01%



Performance returns given above are for the Group Vari-Exceptional Life Plus sub-accounts of FAFLIC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Product Performance Summary


Group Vari-Exceptional Life Plus (AFLIAC)
--------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/99

For easy reference, the total returns for the Group Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                                  Without Surrender and                   With Surrender and
                                                                 Monthly Policy Charges               Monthly Policy Charges

                                                                                 10 Years                                10 Years
                                              Sub-                  10 Years   or Life of                   10 Years   or Life of
                                           Account                   or Life         Sub-                     or Life        Sub-
                                         Inception      1       5    of Fund      Account        1       5    of Fund     Account
Sub-Accounts                                  Date   Year   Years  (if less)    (if less)     Year   Years  (if less)   (if less)
----------------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund               11/9/98  64.23%     N/A     14.18%      56.38%   -68.24%     N/A   -53.58%     -63.62%
Select Aggressive Growth Fund               5/1/95  37.41%  22.21%     19.62%      22.47%   -90.79%  13.85%    13.79%      12.73%
Select Capital Appreciation Fund            5/3/95  24.23%     N/A     20.33%      20.32%  -100.00%     N/A    10.62%      10.55%
Select Value Opportunity Fund               5/1/95  -5.56%  12.50%     10.57%      12.03%  -100.00%   4.20%     4.04%       2.24%
Select International Equity Fund            5/1/95  30.53%  17.47%     14.43%      17.47%   -96.57%   9.14%     6.93%       7.72%
Select Growth Fund                          5/1/95  28.63%  27.90%     19.49%      28.71%   -98.16%  19.48%    13.65%      18.97%
Select Strategic Growth Fund                3/5/99  15.02%     N/A      5.93%      16.69%  -100.00%     N/A   -63.05%     -84.39%
Growth Fund                                 5/1/95  28.17%  24.10%     16.25%      23.30%   -98.55%  15.72%    11.93%      13.57%
Equity Index Fund                           5/1/95  19.33%  26.62%     19.57%      25.64%  -100.00%  18.22%    14.96%      15.91%
Select Growth and Income Fund               5/1/95  17.36%  20.60%     14.88%      20.29%  -100.00%  12.24%     8.98%      10.55%
Investment Grade Income Fund                5/1/95  -1.86%   6.41%      6.72%       5.57%  -100.00%  -1.87%     2.04%      -4.30%
Government Bond Fund                        5/1/95  -0.67%   5.26%      5.20%       4.70%  -100.00%  -3.02%    -0.32%      -5.18%
Money Market Fund                           5/1/95   4.24%   4.52%      4.28%       4.36%  -100.00%  -3.76%    -0.52%      -5.53%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series            7/2/96  14.72%  12.22%     10.76%      11.06%  -100.00%   3.92%     4.65%      -6.88%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
Portfolio                                  2/12/96  32.12%  14.18%     12.43%      14.89%   -95.24%   5.87%     5.03%       1.01%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio             5/1/95  41.27%  16.31%     10.43%      17.14%   -87.56%   7.99%     5.91%       7.38%
Fidelity VIP Growth Portfolio               5/1/95  36.20%  28.57%     18.86%      28.63%   -91.81%  20.15%    14.60%      18.89%
Fidelity VIP II Index 500 Portfolio        5/25/99  19.44%  27.01%     19.98%      14.44%  -100.00%  18.60%    14.14%     -64.64%
Fidelity VIP Equity-Income Portfolio        5/1/95   5.37%  17.54%     13.46%      15.98%  -100.00%   9.21%     9.05%       6.22%
Fidelity VIP II Asset Manager Portfolio     5/1/95  10.09%  14.59%     12.12%      14.79%  -100.00%   6.28%     7.66%       5.02%
Fidelity VIP High Income Portfolio          5/1/95   7.18%   9.88%     11.42%       8.62%  -100.00%   1.59%     6.93%      -1.20%


Performance returns given above are for the Group Vari-Exceptional Life Plus sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Variable Life Insurance Product Information


Variable Life Insurance Product Information
--------------------------------------------------------------------------------

Group Vari-Exceptional Life


Product Description
--------------------------------------------------------------------------------
These policies are individual flexible premium variable life insurance policies offered to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and are age 80 years old or under. The Certificate is variable because the Certificate Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Payment Schedule
--------------------------------------------------------------------------------
The Policies are flexible premium because, unlike traditional insurance policies, there is no fixed schedule for premium payments. The Certificate Owner may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws.

Cash Value Access
--------------------------------------------------------------------------------
Certificate Owners may access certificate cash values through loans or withdrawals. Loans and withdrawals will reduce the Certificate Value and Death Benefit.

Fixed Account Information
--------------------------------------------------------------------------------
The Company bears full investment risk for amounts allocated to the general account and guarantees that interest credited will not be less than an annual rate of 4.0%. The Company, at its sole discretion, may credit a higher rate of interest although it is not obligated to credit interest in excess of the guaranteed minimum rate. The excess rate, if any, in effect on the date a premium is received is guaranteed on that premium for one year unless the Certificate Value associated with the premium becomes security for a Certificate Loan. Fixed Account Guarantees are based on the claims-paying ability of the issuer.

Death Benefit
--------------------------------------------------------------------------------
The Company will pay a Death Benefit to the Beneficiary when the Insured dies while the certificate is in effect. The Death Benefit is at least the Surrender Value of the Certificate after the final premium payment date.

Charges and Fees
--------------------------------------------------------------------------------
The following is a brief description of the Charges and Fees associated with the policies. These charges vary by product version but will not exceed maximums listed below. Please see the prospectus for a detailed description of the specific charges that apply to your policy.

Surrender Charges: The certificate provides for a contingent deferred sales and administrative charge varying by product version which will be deducted upon full surrender of the policy or a decrease in the face amount. The maximum surrender charge remains level for 24 months, reduces uniformly each month for the balance of the surrender charge period and is 0 thereafter. A separate surrender charge may be calculated for each face amount increase.

Partial Withdrawal Charge: In addition to Surrender Charges, an additional processing charge, which is the smaller of 2.0% of the withdrawal amount or $25, will be assessed on each partial withdrawal.

Transfer Charge: The Company does not restrict the number of transfers among the sub-accounts. The first 12 transfers may be made free of charge, subsequent transfers may be charged a $10 fee per transfer, however, this charge will never exceed $25.

Face Amount Increase Charge: For each increase in face amount, a transaction charge equal to the greater of $2.50 per $1,000 of the increase or decrease to a maximum of $40 will be assessed.

Premium Expense Charge: Current charges vary by product version up to 10% guaranteed.

Monthly Administration Charge: A monthly charge is assessed against the certificate to cover administration. The current charge varies by product version up to $10 guaranteed.

Monthly Mortality and Expense Risk Charge: Current charges vary by product version up to a guaranteed effective annual rate of 0.90%

Allocation Change Charge: A charge may be assessed, not to exceed $25, for changing net premium allocation instructions.

Monthly Cost of Insurance: Current charges vary by month depending on age, face amount and other certificate variables.

Underlying Fund Expenses: The funds incur investment advisory fees and other expenses which are reflected in the variable account. The levels of fees and expenses vary among the funds.

Domestic & International Equity Market Overview


1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and internet stocks help drive the DOW and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to help slow the economy and prevent inflation.

For equity investors, 1999 was a year of global economic recovery, NASDAQ and Dow records, concentrated stock performance, and the largest disparity between growth and value investing ever.

The past year capped the best decade ever for U.S. stock investors. The U.S. equity market, as measured by the Standard & Poor's 500 Index, delivered double-digit returns, despite moderately higher inflation, three Federal Reserve interest rate hikes, and Y2K concerns.

The U.S. stock market ended the year posting all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing the year up 25% and the S&P 500 climbed to a record 1,469.25 for the year, ending 21% higher. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31 and ending nearly 86% higher. While the capitalization-weighted NASDAQ Index was a stellar performer, 48% of its constituents lost money, further illustrating how performance was driven by a small number of well-performing stocks.

1999 proved to be a challenge for value investors everywhere and featured the greatest disparity in performance between value and growth investing styles ever. The Russell 2500 Growth Index, for example, outperformed the Russell 2500 Value Index by an astounding 54%. One study actually showed that stocks with no earnings were up an average of 52% for the year while those with earnings were down an average of 2%.

Large-capitalization growth stocks led the markets during the first three months of the year. Preferences reversed temporarily in April towards value stocks when fears of inflation emerged as the economy showed considerable strength. Correspondingly, cyclicals registered strong relative earnings growth as stocks weakened. Third-quarter markets later narrowed, with large-cap growth stocks once again taking the lead.

During the final quarter of 1999, investors focused on a narrow group of outperforming stocks in the telecommunications, technology, and Internet sectors. By far, the biggest story of the year was the fourth-quarter rush towards these

                                  [TIMELINE]

1999 JAN

Brazil devalues its currency; fears that a Brazilian "contagion" would emerge failed to materialize. Greater price and currency stability enable interest rates to fall in Latin America and Asia.

FEB

[GRAPHIC]

MAR

Japan begins its slow economic recovery, thanks largely to falling interest rates, fiscal stimulus policies, and foreign investments.

APR

Growth sectors of the market weaken, over fears that the recovery of worldwide economies would lead to higher interest rates. Small-and mid-cap stocks experience a revival as investors renew their interest in attractively valued securities within the broader market.

MAY

[GRAPHIC]

In an effort to prevent inflation,the U.S.Federal Reserve raises interest rates 0.25%. European markets rally once the Fed decides to loosen its tightening bias in favor of a neutral interest rate position.

JUN

Domestic & International Equity Market Overview

so-called "New Economy" issues. In addition, hundreds of companies in these sectors went public with little or no revenues, scant earnings, and tenuous cash flow prospects.

Historically, the technology sector is cyclical and has a high failure rate. As many market experts warn, today's darlings, with their unrealistic valuations, could well be tomorrow's disasters. It will be interesting to see if the Old Economy stocks, which drifted over the past year, can successfully adapt their business models to compete in this e-commerce, Internet-driven market.

Throughout the year, most non-U.S. world equity markets continued to grow and improve, registering exceptional gains during the final quarter of 1999. The year began with the January devaluation of the Brazilian real, which was initially expected to have negative ripple effects in Latin America and emerging markets in general. These concerns turned out to be unfounded as IMF fundings, interest rate reductions, and better fiscal discipline attracted investors back to Brazil and the rest of Latin America.

In Asia, Japan steadily emerged from a nine-year bear market, spurred primarily by foreign investments, which caused its stock market and the yen to rise sharply. At the end of the year, the Japanese market index return was up by more than 55% from 1998, despite underperformance against other Asian regions during the fourth quarter.

Elsewhere in Asia, economies recorded strong growth and performance during 1999, with exports and falling interest rates providing the major stimuli. In Hong Kong for example, the equity market increased by nearly 60% for the year.

After weak performance in the early part of the year, European and UK equities had modest gains during the fourth quarter. Increased consumer confidence, as well as lower unemployment and inflation, were responsible for most of this improvement. The euro's inaugural year, unfortunately, was disappointing. The currency fell almost 18%.

Looking ahead, the picture appears to be bright for 2000. For the first time since 1996, there are no major regions of the world in recession. Consumer confidence is high and inflation is close to a 30-year low.

The U.S. is approaching the longest expansion in its history. Europe appears to be stable, weakness in the euro notwithstanding. Asian-Pacific and Latin American economies are expected to continue growing. The only concern is in Japan, where a continued rising yen could pose a potential problem and threaten the sustainability of economic recovery.

As worldwide economic improvement continues, it is expected that interest rates will keep rising moderately. Inflation remains the key issue affecting the domestic economy and financial markets. Although the inflation outlook in the U.S. at this time appears relatively benign, the Fed's major concerns remain excessive growth in the U.S. economy and the 30-year low unemployment level, both of which it sees as potentially inflationary.

With continued economic improvement around the world, investors will likely begin to broaden their horizons, looking beyond overpriced global growth stocks in the technology and Internet sectors and exploring high-quality companies that trade at more attractive valuations.

                                  [TIMELINE]

JUL

Investors turn away from small- and mid-cap stocks. Large-cap growth issues once again take center stage, where they will remain for the rest of the year.

[GRAPHIC]

AUG

Inflation fears resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

The gap in performance between growth and value investing continues to widen. By year-end, the Russell 2500 Growth Index has outperformed the Russell 2500 Value Index by an unheard-of 54%.

[GRAPHIC]

OCT

Stocks in the high-performing technology sector begin their unprecedented fourth-quarter dominance of the world's equity markets.

NOV

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third and final interest rate hike of 0.25%.

The Dow Jones Industrial Average, S&P 500, and NASDAQ Composite Index finish an already-impressive year by posting record gains.

DEC

Select Emerging Markets Fund

The Select Emerging Markets Fund returned 65.72% for the period ended December 31, 1999, slightly underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned 66.41%.

Emerging markets performed well in 1999. Brazil's currency devaluation was expected to affect Latin America and emerging markets in general. Instead, rising oil prices and economic stability in Asia fueled emerging market appreciation. Accordingly, the Fund shifted its weightings away from the usually safer haven of Europe and increased exposure to Asia and Latin America.

U.S. economic strength, plus strong global growth, supported emerging markets for much of the year. Greater price and currency stability enabled interest rates to fall throughout Latin America and Asia, helping their equity markets. Through most of 1999, Asia was the Fund manager's preferred area of investment. Holdings in the region became tilted towards technology stocks while maintaining exposure to quality cyclicals. South Korea was the Fund's top country weighting for much of the year and helped performance as its economy and business fundamentals improved.

Towards year-end, the Fund's manager began increasing exposure to Latin America, believing the larger markets of Brazil and Mexico should benefit from stronger economic growth than many other emerging markets.

The outlook for 2000 continues to depend on the global economic and financial environment. Global economic recovery looks more balanced and Y2K concerns have abated. Political uncertainties and policy weakness within certain emerging markets have diminished, which should allow the better economic fundamentals and strengthening commodity prices to surface. However, emerging markets will find it hard to flourish if inflation concerns re-emerge in the U.S. or if interest rates in the U.S. rise above current expectations.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Schroder Investment Management North America Inc.

About the Fund
Seeks long-term growth of capital by investing in the world's emerging markets.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

South Korea                        14%
Mexico                             13%
Brazil                             13%
Taiwan                             10%
South Africa                        8%
India                               8%
Turkey                              5%
Israel                              3%
Other                              26%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                1 Year     5 Years   Life of Fund
Select Emerging Markets Fund                 65.72%      N/A        15.22%
MSCI Emerging Markets Free Index             66.41%     2.00%       11.50%
Lipper Emerging Markets Funds Average        70.77%     4.78%       11.62%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

                       Select Emerging        MSCI Emerging
                         Markets Fund       Markets Free Index

 2/98                      10,000                10,000
12/98                       7,871                 7,584
12/99                      13,046                12,622

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 180 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments. Investments in emerging markets may expose investors to heightened risks.

Select Aggressive Growth Fund

The Select Aggressive Growth Fund returned 38.66% for the period ended December 31, 1999, outperforming the Russell 2500 Index's return of 24.15%.

1999 capped the best decade ever for U.S. stock investors. The market posted all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing up 25%. The NASDAQ Composite Index had the largest one-year gain ever for a U.S. stock index, closing at 4,069.31, ending nearly 86% higher.

In the fourth quarter, Fund holdings within the technology, financial services, consumer services and commercial/industrial services sectors were primary contributors to performance. Technology holdings in the software, telecommunications equipment and computers/office automation industries helped performance. Stock selection in retail trade and utilities also proved beneficial to the Fund. The Fund had a small weighting in consumer durables, consumer non-durables and insurance services, all of which had a slight negative impact on performance. In general, the Fund's bottom-up approach to stock selection was very responsive to changes in the market and led the Fund toward stocks that demonstrated positive fundamental change.

The outlook for investing remains promising. As fundamentals for small- and mid-caps remain attractive, the Fund manager continues to be optimistic in its outlook and is encouraged by the fundamental strength of the portfolio. The manager believes the application of its proven, bottom-up philosophy, in any macroeconomic environment, will continue to uncover promising stocks that have the potential to deliver solid returns for long-term investors.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                1 Year    5 Years   Life of Fund

Select Aggressive Growth Fund               38.66%     23.32%      20.71%
Russell 2500 Index                          24.15%     19.43%      17.37%
Lipper Capital Appreciation Funds Average   41.56%     22.88%      17.73%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Select Aggressive
                             Growth Fund           Russell 2500 Index

     8/92                       10,000                  10,000
    12/92                       12,002                  11,554
    12/93                       14,344                  13,466
    12/94                       14,014                  13,325
    12/95                       18,539                  17,550
    12/96                       21,979                  20,891
    12/97                       26,089                  25,979
    12/98                       28,844                  26,078
    12/99                       39,995                  32,379

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Electronics                                   17%
Computer Software & Processing                14%
Communications                                 7%
Computers & Information                        7%
Pharmaceuticals                                5%
Apparel Retailers                              5%
Media                                          5%
Telephone Systems                              4%
Advertising                                    4%
Commercial Services                            3%
Other                                         29%

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 25.36% for the period ended December 31, 1999, outperforming its benchmark, the Russell 2500 Index, which returned 24.15%.

Although large company stocks have dominated in recent years, small and mid-cap stocks, which comprise this Fund, kept pace during the last 12 months. Technology and healthcare stocks did well during the last three months, while most other sectors languished.

During 1999, New Economy stocks - technology, telecommunications, biotechnology, and Internet issues - were irrepressible. Hundreds of companies went public with little or no revenues, and scant prospects of earnings or positive cash flow, and garnered fabulous valuations. Other stocks drifted, even though many continued to grow, generate strong cash flow, and sell at modest valuations.

The Fund just kept pace with its benchmark and was not able to significantly outperform due primarily to underweighting in technology, particularly in the high-flying Internet companies where the Fund manager views valuations as problematic. The Fund is focusing on companies that management believes will be long-term beneficiaries of the Internet economy, but is only adding these holdings when their valuations are justified. Nevertheless, the manager believes that in 2000, many of the companies whose stocks have languished in this internet/technology driven market will successfully adapt their business models to the Internet environment. The manager therefore believes that opportunities exist within these more attractively valued companies.

As 2000 begins, economic growth remains robust, consumer confidence is at record levels, inflation is close to a 30-year low. The Fund manager believes that earnings growth remains the key element that will allow mid-cap stocks to perform well. The Fund will be well-positioned as these companies maintain their high internal growth rates and investors begin to recognize their compelling value vs. large cap stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
T. Rowe Price Associates, Inc.

About the Fund
The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                   15%
Pharmaceuticals                                  10%
Electronics                                      10%
Retailers                                        10%
Telephone Systems                                 8%
Medical Supplies                                  4%
Commercial Services                               4%
Transportation                                    4%
Insurance                                         4%
Other                                            31%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999                1 Year    5 Years    Life of Fund

Select Capital Appreciation Fund             25.36%       N/A        21.42%
Russell 2500 Index                           24.15%     19.43%       18.67%
Lipper Capital Appreciation Funds Average    41.56%     22.88%       22.86%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1995
--------------------------------------------------------------------------------

                                    [GRAPH]

Inception             Select Capital
   Date              Appreciation Fund      Russell 2500 Index

 4/28/95                   10,000                 10,000
12/31/95                   13,982                 12,176
12/31/96                   15,211                 14,494
12/31/97                   17,384                 18,024
12/31/98                   19,796                 18,093
12/31/99                   24,819                 22,464

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned -4.70% for the period ended December 31, 1999, significantly underperforming its benchmark, the Russell 2500 Index, which returned 24.15%.

1999 featured the greatest disparity in performance between value and growth investing ever. For example, the Russell 2500 Growth Index outperformed the Russell 2500 Value Index by 54%. This disparity was mainly attributable to the performance of technology-oriented companies.

Overall, 1999 was disappointing for the Fund, due to a minimal presence in the high-performing, technology sector. The value nature of the Fund precluded it from buying these expensive stocks. The market's drive toward high-growth, high-priced stocks hurt fund performance, particularly in the third-quarter. During the fourth quarter, the portfolio was up 8-9% and saw a recovery in a number of the stocks that had stumbled in the previous quarter. The Fund's consumer cyclical holdings hurt performance despite the sector's low valuations and relatively stable fundamentals. Those disappointing holdings included three well-known retailers.

The Federal Reserve's concern over the impact of a recovery in global economies on our own economy will likely lead to additional interest rate increases. This should help value investors as other investors look for protection in more fairly valued companies.

The Fund manager believes that the narrow market and valuation disparity between growth and value stocks will diminish as investors seek value in a broader universe of stocks. The Fund manager remains encouraged by opportunities to invest in high-quality, attractively valued companies which should benefit in the broadening market.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                   1 Year    5 Years   Life of Fund

Select Value Opportunity Fund                  (4.70%)    13.52%      11.57%
Russell 2500 Index                             24.15%     19.43%      16.41%
Lipper Small Company Growth Funds Average      33.35%     19.46%      16.53%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1993
--------------------------------------------------------------------------------

                                    [GRAPH]

                            Select Value
                          Opportunity Fund     Russell 2500 Index

 4/30/93                       10,000                10,000
12/31/93                       11,797                11,454
12/31/94                       11,028                11,334
12/31/95                       12,967                14,928
12/31/96                       16,666                17,770
12/31/97                       20,807                22,098
12/31/98                       21,821                22,182
12/31/99                       20,797                27,542

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small-Cap Funds Average is a non-weighted average of 757 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility and business risk than investments in larger capitalization stocks.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Cramer Rosenthal McGlynn, LLC

About the Fund
Invests in attractively valued small-to mid-sized companies believed to have above-average potential for capital appreciation.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing                   11%
Oil & Gas                                        10%
Commercial Services                               9%
Electric Utilities                                7%
Retailers                                         7%
Heavy Machinery                                   6%
Insurance                                         6%
Banking                                           6%
Telephone Systems                                 5%
Automotive                                        4%
Health Care Providers                             4%
Other                                            25%

Select International Equity Fund

For the period ended December 31, 1999, the Select International Equity Fund returned 31.71%, outperforming its benchmark, the Morgan Stanley EAFE Index, which returned 27.31%

World equity markets registered exceptional gains during the final quarter of 1999. The early part of the year saw weak performance from European equities, a large component of this portfolio. However, as unemployment fell to 8.9% and inflation began to bottom out, equities had a strong fourth quarter. Nonetheless in the UK, stock prices were down despite the positive economic effects of reduced interest rates, accelerated growth, and the global recovery.

It remains difficult to assess Japan, as its economic data continues to be mixed. In the rest of Asia, growth seems to have returned, with exports proving the major stimulus.

Japanese stocks within the Technological Innovations theme drove the portfolio ahead during 1999, especially during the fourth quarter, where more than half the performance for the year materialized. Telecom stock holdings in a variety of countries also helped performance. The Fund's holdings within the Financial and Health-care themes hurt performance.

The economic growth forecast for 2000 is likely to prompt central banks worldwide to raise interest rates. In Europe, growth looks set to move towards 3% this year, following several sluggish years. Inflation is rising in most economies, with the exception of Japan.

In Asia, the outlook is still favorable, but companies will need to deliver strong earnings to maintain market momentum given the region's current higher valuations. In Australia and New Zealand, improving commodity export prices and volumes should improve the trade picture.

The Fund manager intends to continue with the investment themes it has been pursuing; no significant changes to the portfolio are anticipated.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the country allocation of net assets was:

                                    [GRAPH]

Japan                               24%
United Kingdom                      23%
Netherlands                         10%
France                               9%
Switzerland                          9%
Germany                              8%
Australia                            4%
Other                               13%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999            1 Year       5 Years      Life of Fund

Select International Equity Fund        31.71%        18.54%         15.47%
Morgan Stanley EAFE Index               27.31%        13.15%         11.54%
Lipper International Funds Average      40.80%        15.05%         12.91%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                                    [GRAPH]

Inception Date        Select International          Morgan Stanley
                           Equity Fund                EAFE Index

  5/2/94                      10,000                    10,000
12/31/94                       9,668                    10,008
12/31/95                      11,566                    11,165
12/31/96                      14,104                    11,875
12/31/97                      14,760                    12,119
12/31/98                      17,193                    14,585
12/31/99                      22,643                    18,565

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

Fidelity VIP Overseas Portfolio

Fidelity VIP Overseas returned 42.55% for the year, outpacing the MSCI EAFE Index which returned 27.31%, and the Lipper International Funds Average, which returned 40.80%.

The Portfolio's performance relative to the benchmark was helped primarily by stock selection in Japan. The Japanese market, as was the case in the US, was driven primarily by technology and telecom stocks, and the Portfolio owned some of the best performing Japanese stocks. Japanese holdings were significant contributors. The Portfolio's European wireless investments were also standout performers, with the top ten holdings each producing market-beating returns. Several energy holdings also helped the Portfolio during the year, as higher crude prices prompted the Portfolio's energy stocks to perform well. A significant detractor from performance was the Portfolio's cash level, which averaged about 5.0% during the year.

As of the end of the fourth quarter, the Portfolio's largest sector commitments were in financial services, utilities, and technology. The Portfolio continued to maintain underweighted positions versus the benchmark in the United Kingdom, and Germany. The Portfolio was overweighted relative to the index in Japan and France. At year-end, the Portfolio held 6.7% of net assets in cash.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999               1 Year       5 Years      10 Years

Fidelity VIP Overseas Portfolio             42.55%        17.37%       11.43%

Morgan Stanley EAFE Index                   27.31%        13.15%       7.32%

Lipper International Funds Average          40.80%        15.05%       10.22%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]


                           Fidelity VIP             Morgan Stanley
                        Overseas Portfolio            EAFE Index

       12/31/89               10,000                    10,000
       12/31/90                9,833                     7,669
       12/31/91               10,620                     8,625
       12/31/92                9,481                     7,605
       12/31/93               13,023                    10,110
       12/31/94               13,249                    10,926
       12/31/95               14,538                    12,189
       12/31/96               16,451                    12,964
       12/31/97               18,352                    13,231
       12/31/98               20,701                    15,922
       12/31/99               29,510                    20,268


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products Fund.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments.

--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks long-term capital appreciation, by investing primarily in foreign securities of companies whose principal business activities are outside the U.S.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the country allocation of net assets was:


                                    [GRAPH]

                             Japan            30%
                             United Kingdom   15%
                             France           11%
                             USA               8%
                             Germany           8%
                             Netherlands       6%
                             Switzerland       4%
                             Finland           3%
                             Italy             3%
                             Spain             3%
                             Other             9%

T. Rowe Price International Stock Portfolio

For the period ended December 31, 1999, the T. Rowe Price International Stock Portfolio returned 33.32%, outperforming its benchmark, the MSCI EAFE Index, which returned 27.31%.

In the fourth quarter of 1999, "new economy" stocks - telecom and Internet-related companies and their suppliers - propelled many world markets. Stable or improving international economies provided a supportive backdrop.

During the year, Japan ended a nine-year bear market, driven by foreign investment which pushed up the yen. The euro's decline and the weak performance of the UK market held Europe back to a relatively modest gain. However, Europe had stronger than expected growth overall, with accelerated growth in the banking and telecom sectors. Last year's Asian crisis gave way to rapid Pacific growth. Latin America achieved a phoenix-like recovery despite the Brazilian real's devaluation.

Stock selection positively influenced the Portfolio's performance, especially within the electronic components sector. In terms of country selection, Latin America and the U.K. helped performance. Japan and Germany slightly detracted from performance.

The manager is cautious about Japan because declining domestic demand and capital expenditures, plus a potentially stronger yen, will likely keep the economy weak. The manager remains cautiously optimistic about Latin America despite some political uncertainties. The manager is also optimistic about the prospects for growth in Europe due to continued restructuring and deregulation.

The Portfolio manager is enthusiastic about the growth potential of well managed telecom, Internet-related and technology businesses with strong franchises and business models. Overall, greater-than-expected restructuring and reform during 1999, as well as more mergers and acquisitions than anticipated, have enhanced the earnings-potential of international companies and pave the way for international markets to rise in 2000.

--------------------------------------------------------------------------------
Investment Adviser
Rowe Price-Fleming International, Inc.

About the Fund
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the country allocation of net assets was:


                                    [GRAPH]

                             Europe            58%
                             Japan             21%
                             Pacific Rim        9%
                             Latin America      4%
                             Other & Reserves   8%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999                   1 Year    5 Years   Life of Fund

T. Rowe Price International Stock Portfolio    33.32%     15.22%       13.45%

Morgan Stanley EAFE Index                      27.31%     13.15%      12.17%

Lipper International Funds Average             40.80%     15.05%      12.72%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                                  [GRAPH]

                             T. Rowe Price
                             International             Morgan Stanley
                            Stock Portfolio              EAFE Index

        3/31/94                  10,000                    10,000
       12/31/94                  10,180                    10,436
       12/31/95                  11,316                    11,642
       12/31/96                  12,980                    12,383
       12/31/97                  13,382                    12,637
       12/31/98                  15,505                    15,208
       12/31/99                  20,671                    19,358

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments.

DGPF* International Equity Series

The Delaware Group Premium Fund International Equity Series returned 15.76% for the period ended December 31, 1999. Its benchmark, the Morgan Stanley EAFE Index, returned 27.31%.

1999 was a year of improvements for international and emerging markets. Economies along the Pacific Rim and in Latin America strengthened, and after a slow start, European markets performed well overall, with the Netherlands and the U.K. offering good values.

While investments in Australia and New Zealand provided substantial gains, performance was somewhat hampered by the Fund's low exposure to the telecommunications and technology sectors and low exposure in Japan. These areas were underweight because they did not offer the value our investment discipline demands. A continued rise in the yen could threaten Japanese recovery, and a looseness in monetary policy could pose an inflation problem. Over the coming months, the manager expects to keep exposure to Japan stable while monitoring the progress of economic recovery.

The manager will probably continue to invest the largest portion of assets into the U.K., with substantial positions in New Zealand and Australia, as all have good growth potential and offer good valuations.

Despite its underperformance in the fourth quarter, Australia is particularly attractive, due in part to the strong economic management of the Reserve Bank.

The Fund manager anticipates continued currency volatility in the coming months and remains skeptical about the euro at this time, due to its weakness compared to the dollar. The manager believes the Fund is well positioned to benefit if the worldwide economic recovery continues.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999            1 Year       5 Years       Life of Fund

DGPF* International Equity Series       15.76%        13.24%          11.77%

Morgan Stanley EAFE Index               27.31%        13.15%          14.90%

Lipper International Funds Average      40.80%        15.05%          15.64%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                 [GRAPH]

                          DGPF International         Morgan Stanley
                             Equity Series             EAFE Index

       10/29/92                  10,000                  10,000
       12/31/92                  10,030                  10,146
       12/31/93                  11,632                  13,488
       12/31/94                  11,932                  14,577
       12/31/95                  13,598                  16,262
       12/31/96                  16,322                  17,297
       12/31/97                  17,400                  17,652
       12/31/98                  19,197                  21,243
       12/31/99                  22,223                  27,040


*DGPF refers to Delaware Group Premium Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFEIndex is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 618 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments.


Investment Adviser

Delaware International Advisers Ltd.

About the Fund
A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the country allocation of net assets was:


                                    [GRAPH]


United Kingdom          26%
Japan                   15%
Germany                 11%
Australia               10%
France                  10%
Spain                    8%
Netherlands              7%
New Zealand              3%
Hong Kong                3%
Other                    7%

Fidelity VIP Growth Portfolio

Fidelity VIP Growth Portfolio returned 37.44% in 1999, outperforming the Lipper Growth Funds Average return of 29.27% and the Russell 3000 Growth Index's return of 33.82%.

The Portfolio's above-average performance versus the Index in 1999 was primarily due to astute stock selection in several sectors. In technology, investments in semiconductors and wireless communication stocks produced excellent results as they benefited from the global economic recovery during the year. Holdings in dominant retailers and multinational financial services stocks were notable contributors. Another boost to performance was the Portfolio's underweighted exposure to consumer nondurables, which lagged the market for the year. Offsetting the good performance were weak results from a large tobacco company that continued to face litigation issues. The Portfolio's overweighted position in the weak performing financial services sector also detracted from performance.

At the end of 1999, stock selection continued to focus on large capitalization companies with better than average earnings growth potential and discounted valuations relative to the stock market. Management favored companies with strong Portfolio fundamentals and sustainable long-term earnings growth. The Portfolio was focused on sectors with above-average earnings growth potential, which included technology, health care, and consumer discretionary. In technology, the Portfolio was focused on well-known industry leaders, wireless communication stocks, and the data storage indus-try,due to its potential growth prospects as a result of the Internet evolution. Among health care stocks, pharmaceutical names continued to comprise most of the sector's exposure.


Investment Adviser

Fidelity Management & Research Company

About the Fund
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Technology  37%
Health  12%
Media & Leisure  9%
Finance  9%
Utilities  8%
Retail & Wholesale  6%
Industrial Mach. & Equip  4%
Non-Durables  4%
Energy  3%
Basic Industries  2%
Other  6%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------


Years ended December 31,1999            1 Year        5 Years        10 Years

Fidelity VIP Growth Portfolio           37.44%         29.74%         19.94%

S&P 500(R) Index                        21.03%         28.55%         18.21%

Lipper Growth Funds Average             29.27%         25.04%         16.53%

Russell 3000 Growth                     33.82%         31.09%         19.69%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]


                              Fidelity VIP
                            Growth Portfolio         S&P 500(R)Index

       12/31/89                  10,000                   10,000
       12/31/90                   8,828                    9,691
       12/31/91                  12,846                   12,642
       12/31/92                  14,044                   13,605
       12/31/93                  16,763                   14,977
       12/31/94                  16,761                   15,174
       12/31/95                  22,688                   20,878
       12/31/96                  26,026                   25,674
       12/31/97                  32,136                   34,239
       12/31/98                  44,828                   44,023
       12/31/99                  61,603                   53,283


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Growth Funds Average is a non-weighted average of 1149 funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products Fund.

Select Growth Fund

For the year ended December 31, 1999, the Select Growth Fund returned 29.80%, outperforming the S&P 500 Index, which returned 21.03%.

1999 was marked by rapid, widespread market rotation. In the first three months, large-cap growth stocks set records, but mid- and small-cap stocks did not participate in these gains. During this period, growth outperformed value. After second-quarter broadening and significant sector rotation, third-quarter markets again narrowed, with large-cap growth stocks in the lead. In the final quarter, equity markets hit new heights, with technology stocks leading the surge.

Strong stock selection was responsible for the Fund outperforming the S&P 500 Index. The portfolio's best-performing stocks were in the technology, consumer staples, and communications services sectors. Technology, the clear market leader for 1999, was the prime contributor to the portfolio's outperformance.

Fund performance was hampered by weak-performing stocks in the health care and financial services sectors and from a less-than-index exposure to strong-performing stocks in the energy, basic industry, and capital goods sectors. The Fund held fewer of these well-performing sectors because they are composed of stocks which do not meet the manager's large-cap growth criteria.

The Fund manager believes that high-quality growth companies will continue to benefit from persistent demand and visible earnings growth, particularly within the technology, consumer staples, and conglomerate sectors. The manager also believes that although U.S. economic growth may slow in 2000, it will remain relatively robust. Furthermore, the manager expects additional Federal Reserve interest rate hikes if strong economic growth translates into inflation.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999            1 Year        5 Years     Life of Fund

Select Growth Fund                      29.80%         29.06%        20.57%

S&P 500(R)Index                         21.03%         28.55%        21.46%

Lipper Growth Funds Average             29.27%         25.04%        19.19%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Select Growth          S&P 500
                         Fund                Index

        8/92            10,000              10,000
       12/92            11,139              10,614
       12/93            11,233              11,685
       12/94            11,065              11,839
       12/95            13,785              16,289
       12/96            16,820              20,030
       12/97            22,548              26,713
       12/98            30,539              34,346
       12/99            39,642              41,571

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation.The Lipper Growth Funds Average is a non-weighted average of 1149 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Putnam Investment Management, Inc.

About the Fund
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing 14%
Telephone Systems 8%
Pharmaceuticals 8%
Computers & Information 8%
Communications 7%
Media 6%
Banking 6%
Industrial 6%
Retailers 6%
Other 31%

Select Strategic Growth Fund

The Select Strategic Growth Fund returned 16.06% for the period ended December 31, 1999, underperforming the benchmark Standard & Poor's 500 Index, which returned 21.03%, and underperforming the Lipper Growth Funds Average's 29.27%.

Strong growth and a surprising lack of inflation marked the U.S. economy in 1999. A broad-based rally among small-cap and cyclical stocks in April and May reversed itself in the third quarter as the Federal Reserve raised interest rates to keep inflation in check. This produced a significant widespread decline among stocks in late summer. The most dramatic returns for the year were from the fourth quarter performance of technology stocks. Gains of this magnitude in such a short time have rarely been seen across a large sector.

The majority of the Fund's gains for the year were driven by technology holdings. Exposure in the generally weak financial sector hindered performance, due to rising interest rates. In general, the narrow group of stocks that performed well traded at valuations inconsistent with the manager's more value-based discipline.

The Fund manager expects higher interest rates to continue over 2000, since the Fed remains concerned with excessive growth in the U.S. economy and the 30-year low unemployment level. As a result, the Fund manager expects continued high market volatility in 2000. The Fund manager believes this volatility could present many opportunities to purchase very strong companies at attractive prices. Overall, the Fund manager is quite optimistic regarding the outlook for relative performance. The environment that led to a select group of substantial outperformers at very high valuations should recede, and a return to more normal conditions is likely to occur in the relatively near future.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Cambiar Investors, Inc.

About the Fund
Seeks long-term growth of capital by investing primarily in common stocks of established companies.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing 16%
Pharmaceuticals 11%
Commercial Services 8%
Computers & Information 8%
Oil & Gas 7%
Apparel Retailers 6%
Banking 4%
Insurance 4%
Telephone Systems 4%
Other 32%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999            1 Year        5 Years     Life of Fund

Select Strategic Growth Fund            16.06%          N/A           6.89%

S&P 500(R)Index                         21.03%         28.55%        21.80%

Lipper Growth Funds Average             29.27%         25.04%        22.80%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1998
--------------------------------------------------------------------------------

                                    [GRAPH]

                                     Growth        S&P 500
                                      Fund          Index

                      2/20/98        10,000        10,000
                     12/31/98         9,764        12,038
                     12/31/99        11,332        14,571

The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1149 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Growth Fund

The Growth Fund outperformed the S&P 500 Index for the period ended December 31, 1999, returning 29.33% outperforming the benchmark S&P 500 Index's 21.03%.

The domestic, large-cap equity market began and ended 1999 with a preference for growth sector stocks. Technology returns led the market throughout the year. Electric utilities, health care, transportation, consumer durables, beverage and personal products fared poorly.

Stock selection accounted for more than 75% of the Fund's outperformance of the S&P 500 Index. Key performance drivers were strong Internet backbone components, bandwidth enhancement, and e-business software services. Fund performance was also aided by strong stock selection in energy and consumer services/communications businesses. Performance was hurt by stock selection in financial services, heavy industry, and health care.

In addition to shaping an exceptionally productive portfolio, strategic adjustments made during the year to more effectively reduce risk resulted in the Fund's improved financial strength. The portfolio remains diversified across all economic market sectors and no individual position exceeds 5% of the total assets in the portfolio.

In general, the Fund's manager has added value to the portfolio through careful stock selection instead of through large sector bets.

The inflation outlook at year-end appears relatively benign; however, fears do persist. Despite inflation fears, and recent market volatility, the manager continues to believe that thorough, fundamental analysis should continue to reveal the paths most likely to generate better-than-market performance.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999               1 Year     5 Years      10 Years

Growth Fund                                29.33%      25.23%       17.31%

S&P 500(R)Index                            21.03%      28.55%       18.21%

Lipper Growth and Income Funds Average     13.76%      21.34%       14.43%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                                  Growth                 S&P 500
                                   Fund                   Index

           12/31/89               10,000                  10,000
           12/31/90                9,970                   9,691
           12/31/91               14,001                  12,642
           12/31/92               14,996                  13,605
           12/31/93               15,995                  14,977
           12/31/94               16,019                  15,174
           12/31/95               21,275                  20,878
           12/31/96               25,571                  25,674
           12/31/97               31,999                  34,239
           12/31/98               38,180                  44,023
           12/31/99               49,378                  53,283

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 913 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

Computer Software & Processing         13%
Telephone Systems                      10%
Communications                          7%
Oil & Gas                               7%
Pharmaceuticals                         6%
Computers & Information                 6%
Media                                   5%
Banking                                 5%
Industrial-Diversified                  4%
Retailers                               4%
Other                                  33%

Equity Index Fund

The Equity Index Fund returned 20.41% for the period ended he Equity Index Fund returned December 31, 1999. Its benchmark, the S&P 500 Index, returned 21.03%

During 1999, the S&P 500 enjoyed another stellar year, posting greater than 20% returns for the fourth year in a row. The market was able to sustain these returns despite a tightening monetary policy.

The economy continued its robust growth with subdued inflationary pressure, and the stock market continued to rise without showing concern for Y2K. Internet companies, particularly e-commerce corporations, led the market. These companies were catapulted by prospects for more shoppers migrating to virtual stores from traditional "brick and mortar" stores. The oil sector had a modest rebound as prices rose, but the trend is for contained pricing on both the consumer and producer basis. Construction spending and the housing boom continued throughout the year, and consumer confidence consistently achieved new highs. The technology sector had double- to triple-digit returns.

During 1999, America Online and Yahoo, both leading Internet companies, were added to the S&P 500 Index. Sectors that did not perform well were financial companies such as banks, brokerage, and insurance firms, which historically underperform in a rising rate environment, as well as pharmaceutical and medical device companies. Tobacco firms also suffered during the year.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing 11%
Computers & Information 9%
Pharmaceuticals 8%
Telephone Systems 7%
Banking 7%
Oil & Gas 6%
Communications 5%
Industrial-Diversified 5%
Electronics 4%
Beverages, Food & Tobacco 4%
Other 34%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999             1 Year       5 Years     Life of Fund

Equity Index Fund                        20.41%        27.77%        20.66%

S&P 500(R)Index                          21.03%        28.55%        21.35%

Lipper S&P 500(R)Index Funds Average     20.22%        27.95%        20.89%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1990
--------------------------------------------------------------------------------

                                    [GRAPH]

                                  Equity Index     S&P 500
                                      Fund          Index

                      9/28/90        10,000        10,000
                     12/31/90        10,890        10,896
                     12/31/91        14,065        14,214
                     12/31/92        15,083        15,296
                     12/31/93        16,522        16,839
                     12/31/94        16,697        17,061
                     12/31/95        22,735        23,474
                     12/31/96        27,805        28,866
                     12/31/97        36,816        38,496
                     12/31/98        47,245        49,497
                     12/31/99        56,886        59,908

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P500(R) Index Funds Average is a non-weighted average of 107 funds within the S&P500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Fidelity VIP II Index 500 Portfolio

The Fidelity VIP II Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31,1999             1 Year       5 Years     Life of Fund

Fidelity VIP Index 500 Portfolio         20.52%        28.16%        21.07%

S&P 500(R) Index                         21.03%        28.55%        21.46%

Lipper S&P 500(R) Index Funds Average    20.22%        27.95%        20.94%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Fidelity VIP II Index        S&P 500(R) Index

   Aug-92                 10,000                    10,000
   Dec-92                 10,616                    10,643
   Dec-93                 11,650                    11,716
   Dec-94                 11,773                    11,870
   Dec-95                 16,152                    16,332
   Dec-96                 19,820                    20,084
   Dec-97                 26,328                    26,784
   Dec-98                 33,779                    34,438
   Dec-99                 40,707                    41,682

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Funds Average is a non-weighted average of 100 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P500 Index.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

                      Technology                      29%
                      Finance                         13%
                      Utilities                       11%
                      Health                           9%
                      Retail & Wholesale               7%
                      Non-Durables                     6%
                      Industrial Mach. & Equip.        6%
                      Energy                           5%
                      Media & Leisure                  5%
                      Basic Industries                 3%
                      Other                            6%

Select Growth and Income Fund

The Select Growth and Income Fund returned 18.43% for the year ended December 31, 1999. The S&P 500 returned 21.03% during this time period, and the Lipper Growth & Income Funds average returned 13.76%.

The U.S. stock market posted all-time highs as the Dow Jones Industrial Average climbed to a record 11,497.12, finishing up 25%, and the S&P 500 climbed to a record 1,469.25, ending 21% higher.

The third and fourth quarters were difficult ones for the Fund. During this time, the large-cap U.S. equity market reverted to a narrow group of outperforming stocks. During the latter part of the year, investors focused on short-term earnings. Because the Fund's investment strategy focuses on normalized earnings and intermediate-term growth rates, performance suffered in this environment.

Strong relative performance in the technology sector was offset by shortcomings in the insurance sector. The Fund's diversification significantly minimized the impact of any single holding.

The Fund manager remains confident in its investment process and risk controls, and expects the market to broaden. The Fund manager believes that a return of global growth will cause investors to look beyond overpriced mega-cap growth stocks to companies trading at more attractive prices.

--------------------------------------------------------------------------------
Investment Sub-Adviser
J. P. Morgan Investment Management Inc.*

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

* J. P. Morgan Investment Management Inc. replaced John A. Levin & Co., Inc. as Investment sub-adviser, effective April 1, 1999.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Computer Software & Processing         11%
Telephone Systems                       8%
Pharmaceuticals                         7%
Computers & Information                 7%
Banking                                 7%
Electronics                             6%
Oil & Gas                               5%
Industrial-Diversified                  5%
Retailers                               4%
Beverages, Food & Tobacco               4%
Communications                          3%
Other                                  33%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999             1 Year      5 Years     Life of Fund
Select Growth and Income Fund             18.43%       21.69%        15.92%
S&P 500(R) Index                          21.03%       28.55%        21.46%
Lipper Growth & Income Funds Average      13.76%       21.34%        16.76%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Select Growth and Income Fund       S&P 500(R) Index

8/21/92                             $10,000                       $10,000
12/31/92                             10,000                        10,614
12/31/93                             11,037                        11,685
12/31/94                             11,118                        11,839
12/31/95                             14,490                        16,289
12/31/96                             17,570                        20,030
12/31/97                             21,527                        26,713
12/31/98                             25,060                        34,346
12/31/99                             29,678                        41,571

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 913 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio returned 6.33% during 1999. The Russell 3000 Value Index returned 6.64% for the year.

The performance of the Portfolio was helped by the manager's decision to overweight the industrial machinery and energy sectors. Stock selection within both sectors helped as well. The Portfolio's holdings in two major oil companies were contributors to performance. Stock selection in the retail sector aided performance during 1999.

The Portfolio was underweighted in technology stocks. The technology sector lead the market averages higher during 1999. This less-than-market weight served as a drag on performance for the year. The Portfolio's weighting in the nondurable sector and stock selection within the sector hurt performance during the year. The Portfolio's holdings in a large tobacco producer hurt performance as the firm suffered setbacks on the litigation front. The Portfolio had a greater-than-index weight in the tobacco group for much of the year. The performance of the Portfolio was hurt by the less-than-market weight in the utilities sector. Telecommunications stocks, in general, performed very well during the year.

As the Portfolio enters the first quarter, the finance, energy, and utilities sectors continue to be the three largest areas of divergence from the index. Both finance and utilities are underweight versus the index. The Portfolio's energy exposure is greater than the index. The industrial machinery and equipment group, as well as the basic industries sector, also represent larger than index weight commitments.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999           1 Year       5 Years      10 Years
Fidelity VIP Equity-Income Portfolio     6.33%        18.61%       14.49%
S&P 500(R) Index                        21.03%        28.55%       18.21%
Lipper Equity Income Funds Average       4.55%        17.83%       12.55%
Russell 3000 Value                       6.64%        22.14%       15.31%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Fidelity VIP
                   Equity Income          S&P 500
                     Portfolio             Index

12/31/89              $10,000             $10,000
12/31/90                8,470               9,691
12/31/91               11,132              12,642
12/31/92               13,013              13,605
12/31/93               15,394              14,977
12/31/94               16,483              15,174
12/31/95               22,267              20,878
12/31/96               25,447              25,674
12/31/97               32,604              34,239
12/31/98               36,395              44,023
12/31/99               38,699              53,283

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Average is a non-weighted average of 238 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.
--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks reasonable income by investing primarily in income-producing equity securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Finance                 24%
Energy                  14%
Utilities               11%
Indust. Mach. & Equip.   9%
Basic Industries         8%
Media & Leisure          7%
Health                   6%
Non-Durables             4%
Aerospace & Defense      4%
Technology               3%
Other                   10%

Fidelity VIP II Asset Manager Portfolio

The VIP II Asset Manager Portfolio gained 11.09% during 1999. The Portfolio underperformed the S&P 500 Index which returned 21.03%. The Portfolio underperformed the Lipper Flexible Portfolio Funds Average's return of 12.50%.

Stock selection was the primary driver of performance over the course of 1999. Stock selection was strong relative to the benchmark in the retail and wholesale, industrial machinery, finance, and the health sectors. A large retailer and a leading manufacturer, two companies in the top ten throughout the year, handily outperformed the benchmark. Earnings growth at the two companies continued to meet or exceed expectations. In the health sector, an underweight in big pharmaceutical companies aided relative performance. Detracting from performance was an underweight and poor stock selection within the technology and utilities sectors. Technology stocks were the darlings of 1999. Demand for technology remained strong as companies continued to upgrade their systems to handle the burgeoning use of the Internet and wireless communication devices.

Relative performance of the Portfolio was negatively affected by bonds, as the Federal Reserve raised interest rates. Worldwide economic recovery prompted the Fed to increase interest rates in order to keep inflation in check and the economy from overheating.

The Portfolio's neutral asset mix has been 50/40/10 in equities/ bonds/cash. During the year, the Portfolio remained overweighted in equities and underweight in both bonds and cash. Equity exposure decreased. The technology sector had the biggest relative change throughout the year comprising 28.4% of the Portfolio at year-end from a meager 15% of at the end of 1998.

--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks high long-term return with reduced risk by allocating assets among a broadly diversified mix of stocks, bonds and money market investments.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Equities                               57%
Bonds                                  36%
Short-Term/ Money Market                7%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999             1 Year      5 Years      10 Years
Fidelity VIP II Asset Manager Portfolio   11.09%      15.63%        13.14%
S&P 500(R)Index                           21.03%      28.55%        18.21%
Lipper Flexible Portfolio Funds Average   12.50%      16.93%        12.29%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                                Fidelity VIP II
                                 Asset Manager              S&P
                                   Portfolio               Index
12/31/89                            $10,000               $10,000
12/31/90                             10,672                 9,691
12/31/91                             13,078                12,642
12/31/92                             14,610                13,605
12/31/93                             17,713                14,977
12/31/94                             16,636                15,174
12/31/95                             19,457                20,878
12/31/96                             22,298                25,674
12/31/97                             26,902                34,239
12/31/98                             30,952                44,023
12/31/99                             34,383                53,283

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Flexible Portfolio Funds Average is a non-weighted average of 224 funds within the Flexible Portfolio Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

Overview

Bond & Money Market Overview

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. Economy prompt the Federal Reserve to hike interest rates. Fixed Income markets close the second half with their worst-performing year ever with the Lehman Aggregate Bond Index returning -0.83%.

On the whole, 1999 was disappointing for fixed-income investors. In fact, it was the second worse performance year ever for the fixed-income markets, as measured by the total -0.83%. return of the Lehman Aggregate Bond Index.

A handful of universal themes dominated the markets during the year, namely successive Federal Reserve interest rate hikes, a steepening yield curve, volatile corporate bond performance, and rising mortgage rates.

1999 began with investors feeling fairly optimistic about the coming year. The Federal Reserve had acted in the fall of 1998 to avert a global liquidity meltdown with three easings that lowered short-term rates to 4.75%. The U.S. economy seemed to be healthy, with expectations for 1999 GDP in the 3.0% range and subdued inflation running at about a 2% annual rate.

On the international front, Asia and Latin America continued their recovery from the problems of 1998. Early in the year, Brazil announced a somewhat unexpected devaluation of its currency, the real. Global markets braced for a round of panic selling and other negative ripple effects which never materialized.

Against this backdrop, the first quarter of 1999 progressed with no major disturbances. Inflation stayed at bay and corporate spread tightening reflected the positive fundamentals of strong earnings growth.

Beginning in the second quarter, however, the picture began to change. The U.S. economy grew faster than initially projected and the unemployment rate fell below 4.2%. Investors began to fear that inflation was imminent. In June, the Federal Reserve responded by raising the Fed Funds interest rate from 4.75% to 5.00%.

July and August saw spread sectors widen dramatically. Corporate treasurers pushed corporate and asset-backed bonds into the market hoping

                                  [TIMELINE]


1999 JAN

The new European currency is introduced. Over the course of the year,the euro loses almost 18% of its value against the U.S. dollar.

[GRAPHIC]

FEB

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

MAR


APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC]

MAY

As a group, foreign markets underperform the U.S.bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN

Bond & Money Market Overview

to avert a fourth-quarter liquidity trap, which they believed likely as Y2K fears would drive buyers from the market. Ironically, these efforts became a self-fulfilling prophesy as treasurers ended up creating their own mini-liquidity crisis by all trying to issue bonds simultaneously. By August, there was a second Fed rate hike from 5.00% to 5.25%.

Despite these first two rate increases, the U.S. economy continued to gather speed in the third and fourth quarters. The nation's third-quarter GDP, for instance, came in at 5.7%, well above experts' original predictions. Market participants once again began to worry about a resurgence of inflation. In response, the Fed raised short-term interest rates for a third and final time in November to 5.50%.

Investment grade corporate bonds had a good showing at the end of 1999, but their overall performance was volatile. All excess returns were attributable to the first and fourth quarters only.

The high yield market finished 1999 on a positive note after poor performance in the second and third quarters. The market's return for the year was a modest 2.39%, as measured by the Lehman High Yield Corporate Index. The demand side of the market shifted significantly in 1999, as mutual fund inflows dropped dramatically to $1.1 billion, down from $15 billion in 1998. Collateralized bond obligations, structured transactions involving the purchase of high yield debt, did offset these lower inflows. The market's estimated 4% default rate was the highest since 1991.

The past year also saw a steepening yield curve as the 30-year Treasury bond, which began the year at 5.10% on January 1, and ended at 6.49% on December 31.

The mortgage-backed securities market showed strong excess returns for the year, owing primarily to positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility. In particular, Fannie Mae and Freddie Mac assets grew nearly 30% over 1999.

Looking ahead, it is likely that economic growth and strengthening will continue into 2000, albeit at a slower rate than that of 1999. All signs point to probable Fed interest rate increases in the new year, with little inflation on the horizon.

                                  [TIMELINE]

JUL

In response to rapid economic growth, the U.S.Federal Reserve combines neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC]

AUG

[GRAPHIC]

Inflation worries resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

SEPT

OCT

Investment grade corporate bonds and the high yield market begin their strong fourth-quarter performance.

NOV

[GRAPHIC]

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third rate hike of 0.25%. The fixed-income markets end the year down with the Lehman Aggregate Bond Index posting a dismal total return of -0.83%.

DEC

Fidelity VIP High Income Portfolio

The Fidelity VIP High Income Portfolio returned 8.15% during 1999, out-performing both the Merrill Lynch High Yield Master Index and Lipper High Current Yield Funds Average, which returned 1.58% and 4.53%, respectively.

The Portfolio's strong performance is attributable to good security selection in both "new" and "old" economy industries. Besides security selection, an overweighting in telecommunications, a "new" economy sector, also contributed to Portfolio returns. The Portfolio manager continues to have a positive view of the long-term fundamentals of selected telecommunications sub-sectors, including competitive local exchange carriers and wireless companies. Healthy merger and acquisition activity in these sub-sectors, along with increased participation by private equity investors, confirmed the asset values of many of the newer entrants in the industry.

The Portfolio's holdings in securities of "old" economy industries included paper and chemicals which advanced based on improving world economic growth and rising commodity prices. Health-care issues also contributed to returns, particularly in the second half of the year.

The Portfolio holds a small (4.2%) percentage of assets in common equities. Deferred pay securities, which comprised 37.9% of the Portfolio's assets at the end of the quarter, also contributed to performance as the strong economic fundamentals of the companies issuing these securities more than offset the effect of rising government bond yields.

Detractors from performance included one holding in the supermarket industry that declined in value.

Telecommunications and cable TV comprised just under 50% of the Portfolio's assets as of December 31, with technology moving up to 5.4% of the Portfolio as the year closed, representing the Portfolio's third-largest sector weighting. "B"-rated credits comprised the majority of Portfolio assets, representing 53.0% of the Portfolio at December 31.

--------------------------------------------------------------------------------
Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Telecommunications                 36%
Cable TV                           13%
Technology                          5%
Chemicals                           5%
Health Care                         4%
Environmental                       3%
Diversified Financial Services      3%
Leisure                             3%
Energy                              2%
Paper                               2%
Other                               24%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999             1 Year      5 Years      10 Years
Fidelity VIP High Income Portfolio        8.15%       10.88%        12.43%
Merrill Lynch High Yield Master Index     1.58%        9.61%        10.80%
Lipper High Current Yield Funds Average   4.53%        8.84%        10.03%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                   Fidelity VIP    Merrill Lynch
                    High Income     High Yield
                     Portfolio        Master
       12/31/89       $10,000        $10,000
       12/31/90         9,777          9,565
       12/31/91        13,207         12,872
       12/31/92        16,267         15,212
       12/31/93        19,584         17,824
       12/31/94        19,263         17,618
       12/31/95        23,256         21,125
       12/31/96        26,517         23,467
       12/31/97        31,203         26,476
       12/31/98        29,852         27,447
       12/31/99        32,283         27,878

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper High Current Yield Funds Average is a non-weighted average of 339 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*VIP refers to Variable Insurance Products fund.

Please note that the Portfolio's unit price may be volatile due to the nature of the high-yield bond marketplace. Prices of high-yield bonds tend to be more sensitive to individual company and economic factors, rather than changes in interest rates.

Investment Grade Income Fund

The Investment Grade Income Fund returned -0.97% for the period ended December 31, 1999, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned -0.83%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates.

In July and August, corporate treasurers created a mini-liquidity crisis by simultaneously issuing bonds. August brought another Fed rate hike, with a final one occurring in November.

The yield curve steepened as the 30-year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This resulted in the second worst performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

Although corporate bonds finished the year strongly, performance throughout 1999 was volatile, with the first and last quarters accounting for all excess return. Yield spreads widened during the second quarter and peaked in August as merger and acquisition activity and Y2K fears brought corporate issuers to the market in droves.

Individual credit concerns played a key role in the Fund's performance. The impact of spread widening on some issues was mitigated by the short duration of those positions and had little effect on overall performance. Various other positions helped performance as their credit outlooks improved.

Positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility helped the mortgage-backed securities market post strong excess returns for the year.


--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999             1 Year      5 Years      10 Years
Investment Grade Income Fund              (0.97%)      7.38%         7.69%
Lehman Brothers Aggregate Bond Index      (0.83%)      7.73%         7.69%
Lipper Intermediate Investment
Grade Funds Average                       (1.31%)      6.79%         7.09%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Investment Grade       Lehman Brothers Aggregate
                    Income Fund                  Bond Index
       12/31/89       $10,000                     $10,000
       12/31/90        10,802                      10,894
       12/31/91        12,611                      12,634
       12/31/92        13,661                      13,571
       12/31/93        15,137                      14,895
       12/31/94        14,690                      14,461
       12/31/95        17,312                      17,132
       12/31/96        17,927                      17,751
       12/31/97        19,620                      19,469
       12/31/98        21,185                      21,159
       12/31/99        20,981                      20,982

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 279 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes & Bonds                                                      37%
U.S. Govt Agency Mortgage-Backed Securities                                  30%
U.S. Govt & Agency Obligations                                               16%
Asset-Backed & Mortgage-Backed Securities                                    15%
Other                                                                         2%

Government Bond Fund

For the period ended December 31, 1999, the Government Bond Fund returned 0.23%, compared to 0.50% for the Lehman Intermediate Government Bond Index.

Fixed income investors experienced meager returns in 1999 due to a dramatic rise in interest rates. By June, the Federal Reserve began to raise interest rates to slow the rate of GDP growth and keep inflation in check. A second rate hike followed in August with a third in November. Subsequent Fed action, while perhaps desirable, was avoided largely due to fears of instability around Y2K issues.

Fourth quarter bond issuance was particularly light since so much had been done during the third quarter. The increase in rates began to slow housing and refinancing activity so that even the mortgage-backed security (MBS) sector saw reduced supply.

The Fund manager expects the Federal Reserve to raise interest rates early in 2000. If economic growth slows during the first half of 2000 and if inflation remains at bay, the Fed may hold off on further interest rate hikes in the latter half of the year.

Due to budget surpluses and the corresponding prospect of reduced Treasury issuance in 2000, the Fund manager may increase the portfolio's allocation to agencies. Additionally, the manager may add to MBS holdings if that sector cheapens from currently tight levels. A rising or stable interest rate environment will be favorable for MBS price performance. The Fund manager does not expect to add to the portfolio's asset-backed securities exposure at this time.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

U.S. Govt & Agency Obligations                                               77%
U.S. Govt & Agency Mortgage-Backed Securities                                15%
Asset-Backed Securities                                                       8%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999              1 Year    5 Years   Life of Fund
Government Bond Fund                        0.23%     6.22%       6.16%
Lehman Intermediate Government Bond Index   0.50%     6.93%       6.55%
Lipper Short-Intermediate
U.S.Government Funds Average                0.64%     6.00%       5.80%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1991
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Government          Lehman Intermediate
                     Bond Fund          Government Bond Index
        8/26/91       $10,000                 $10,000
       12/31/91        10,732                  10,660
       12/31/92        11,439                  11,399
       12/31/93        12,299                  12,332
       12/31/94        12,191                  12,117
       12/31/95        13,784                  13,866
       12/31/96        14,268                  14,428
       12/31/97        15,278                  15,543
       12/31/98        16,451                  16,860
       12/31/99        16,491                  16,946


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 91 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Money Market Fund

For the period ended December 31, 1999, the Money Market Fund returned 5.19%, out performing its benchmark, the IBC/Donoghue First Tier Money Market Index, which returned 4.57%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates.

In July and August, spread sectors widened dramatically as corporate treasurers pushed corporate and asset-backed issues into the market in an attempt to avoid potential Y2K-induced fourth quarter liquidity problems. August brought another Fed rate hike, with a third and final rate hike occurring in November prompted by inflation fears amidst a booming economy and GDP at a robust 5.7%. During the fourth quarter, the Fed provided ample liquidity to the banking system in order to prepare for potential Y2K cash demands.

The yield curve steepened as the 30 year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This increase resulted in the second worst performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

During 1999, the Fund maintained a top quartile ranking as measured by the IBC fund peer group. One of the primary strategies that enhanced performance was the gradual increase in floating rate note positions. These positions were advantageous as they quickly reset to higher interest rates as the market anticipated and reacted to changes in monetary policy.

The Fund manager believes that Fed policy and market interest rates will remain biased to the upside until economic growth shows signs of moderation. Based on this outlook, the portfolio will maintain a core holding of longer dated corporate notes and commercial paper. These positions are coupled with government agency securities and repurchase agreements to maximize liquidity.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999           1 Year      5 Years      10 Years
Money Market Fund                        5.19%       5.47%         5.23%
IBC/Donoghue First Tier
Money Market Index                       4.57%       4.97%         4.79%
Lipper Money Market Funds Average        4.49%       4.95%         4.80%


--------------------------------------------------------------------------------
                     Average Yield as of December 31, 1999
--------------------------------------------------------------------------------

Money Market Fund 7-Day Yield                                              5.57%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                                    [GRAPH]

                     Money Market     IBC/Donoghue First Tier
                        Fund            Money Market Index
       12/31/89       $10,000               $10,000
       12/31/90        10,805                10,781
       12/31/91        11,466                11,393
       12/31/92        11,893                11,772
       12/31/93        12,250                12,081
       12/31/94        12,732                12,528
       12/31/95        13,475                13,209
       12/31/96        14,196                13,854
       12/31/97        14,970                14,548
       12/31/98        15,788                15,269
       12/31/99        16,607                15,967

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 337 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes                                                              48%
Commercial Paper                                                             37%
Certificates of Deposit                                                      12%
Other                                                                         3%

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Financials

                          Select Emerging Markets Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                           (Note 2)
------------------------------------------------------------------------------
 COMMON STOCKS - 91.9%
            Argentina - 1.3%
     7,339  Banco de Galicia SA, Sponsored ADR                      $  145,404
    12,100  Gas Natural Ban SA                                          23,600
    10,217  IRSA Inversiones y Representaciones SA                      33,109
    21,300  Perez Companc SA, Class B                                  109,077
    13,000  Siderar S.A.I.C.                                            52,920
    10,500  Telecom Argentina Stet - France Telecom SA, Class B         72,255
     7,200  Telefonos de Argentina, Sponsored ADR                      222,300
                                                                    ----------
                                                                       658,665
                                                                    ----------
            Botswana - 0.1%
    47,000  Sechaba Breweries, Ltd.                                     53,683
                                                                    ----------
            Brazil - 11.5%
     7,000  Aracruz Celulose SA, Sponsored ADR                         183,750
     6,372  CEMIG SA, Sponsored ADR                                    143,889
    16,100  Cia Cervejaria Brahma, ADR                                 225,400
    21,100  Cia Paranaense Enernergia-Copel, Sponsored ADR             196,494
     3,900  Cia Siderurgica Nacional SA, Sponsored ADR                 143,325
     8,000  Companhia Brasileira de Distribuicao Grupo Pao de
            Acucar, GDR                                                258,500
    19,600  Compania Vale Do Rio Doce, Sponsored ADR                   546,415
    21,400  Electrobras                                                257,132
 1,760,000  Eletropaulo Metropolitana - Electricidade de Sao
            Paulo SA*                                                  114,146
    16,700  Embratel Participacoes SA, ADR                             455,075
    27,100  Petroleo Brasileiro SA, Sponsored ADR                      695,061
     5,500  Tele Celular Sul Participacoes SA, ADR                     499,125
     3,600  Tele Centro Sul Participacoes SA, ADR                      114,300
    19,200  Tele Norte Leste Participacoes SA, ADR                     489,600
     2,100  Telecomunicacoes Brasileiras SA, ADR*                           33
       700  Telecomunicacoes Brasileiras SA, ADR, Preferred Block       89,950
     4,000  Telesp Celular Participacoes SA, ADR                       169,500
    19,200  Telesp Participacoes SA, ADR                               469,200
     8,400  Ultrapar Participacoes SA*                                  96,600
    17,800  Uniao de Bancos Brasileiros SA, Sponsored GDR              536,225
    20,300  Usiminas Siderurg de Minas Gerais SA                       110,921
                                                                    ----------
                                                                     5,794,641
                                                                    ----------
            Chile - 2.1%
     4,800  Banco Santander Chile, Sponsored ADR                        73,200
     2,300  Banco Santiago ADR                                          49,163
     4,600  Chilectra SA, ADR                                           93,771
     3,900  Compania Cerveceri AS Unibas SA, ADR                       125,044
    13,500  Compania de Telecomunicaciones, Sponsored ADR              246,375
     6,500  Distribucion y Servicio, ADR                               126,750
     4,900  Embotelladora Andina SA, Class B, Sponsored ADR             71,662
     8,600  Empresa Nacional De Electricidad SA                        122,012
     1,511  Enersis SA, Sponsored ADR                                   35,509
     6,000  Quinenco SA, ADR                                            66,750
     2,300  Sociedad Quimica y Minera de Chile SA, ADR                  72,594
        86  Sociedad Quimica y Minera de Chile SA, Sponsored ADR         2,709
                                                                    ----------
                                                                     1,085,539
                                                                    ----------

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------
         Croatia - 0.2%
   7,090 Pliva D.D., GDR                                  $   94,372
                                                          ----------
         Czech Republic - 0.7%
   7,500 Ceska Spritelna AS*                                  34,647
  32,000 Ceske Energeticke Zavody AS*                         79,245
     920 Ceske Radiokomunikace*                               33,713
       1 Komercni Banka AS*                                        6
  13,680 SPT Telecom AS*                                     220,356
                                                          ----------
                                                             367,967
                                                          ----------
         Egypt - 0.5%
   1,360 EFG-Hermes Holding, S.A.E., GDR                      18,972
   3,560 Egyptian Co. for Mobile Services*                   164,612
   2,900 Oriental Weavers Co.*                                55,165
                                                          ----------
                                                             238,749
                                                          ----------
         Greece - 2.7%
   4,120 Alpha Credit Bank SA                                324,138
   2,840 Hellenic Bottling Co.                                66,086
  23,570 Hellenic Telecommunication Organization             560,695
   4,320 National Bank of Greece SA                          319,043
   2,800 Panafon Hellenic Telecom SA                          37,769
   1,860 STET Hellas Telecommunications SA, ADR*              56,730
                                                          ----------
                                                           1,364,461
                                                          ----------
         Hong Kong - 2.1%
 254,000 Beijing Datang Power Generation Co.                  41,834
  51,000 Beijing Enterprises Holdings, Ltd.                   80,376
 120,000 China Merchants China Direct Investments, Ltd.       98,808
  57,000 China Resources Enterprise, Ltd.                     91,297
  44,000 China Telecom, Ltd.*                                275,106
  90,000 Cosco Pacific, Ltd.                                  74,682
  66,000 New World China Land*                                24,413
  34,000 New World Infrastructure, Ltd.*                      43,523
 136,000 Pacific Century CyberWorks, Ltd.*                   316,690
                                                          ----------
                                                           1,046,729
                                                          ----------
         Hungary - 1.7%
     800 Gedeon Richter, GDR*                                 52,279
  11,000 Matav Rt., Sponsored ADR                            396,000
   4,290 MOL Magyar Olaj, GDR                                 88,664
   5,525 OTP Bank Rt., GDR                                   321,686
                                                          ----------
                                                             858,629
                                                          ----------
         India - 7.6%
   3,100 Bajaj Auto, Ltd., Sponsored GDR                      29,450
   6,600 Hindalco Industries, Ltd., GDR                      155,595
   2,400 Infosys Technologies, Ltd., ADR                     792,000
  16,000 ITC, Ltd., Sponsored GDR                            312,000
  16,000 Larsen & Toubro, Ltd., GDR                          532,000
  28,200 Mahanagar Telephone Nigam, Ltd., GDR                250,134
  31,500 Mahindra & Mahindra, Ltd., GDR                      346,500
  13,500 Ranbaxy Laboratories, Ltd., Sponsored GDR           298,350
  26,000 Reliance Industries, Ltd., GDR*                     279,253
  32,000 State Bank of India, GDR                            390,400

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                          (Note 2)
-----------------------------------------------------------------------------
            India (continued)
     7,000  Tata Engineering and Locomotive Co., Ltd., Sponsored
            GDR                                                    $   32,332
    19,000  Videsh Sanchar Nigam, Ltd., GDR                           394,909
                                                                   ----------
                                                                    3,812,923
                                                                   ----------
            Indonesia - 1.3%
   129,000  PT Astra International, Inc.*                              69,350
 2,660,000  PT Bank Internasional Indonesia*                           57,190
    37,000  PT Gudang Garam                                            99,726
    45,500  PT Hanjaya Mandala Sampoerna Tbk                          115,952
    95,000  PT Indofoods Sukses Makmur Tbk*                           119,178
   343,780  PT Telekomunikasi Indonesia                               195,920
                                                                   ----------
                                                                      657,316
                                                                   ----------
            Israel - 3.4%
   147,920  Bank Hapoalim                                             461,244
   187,340  Bank Leumi Le-Israel                                      394,557
    13,000  Blue Square-Israel, Ltd., ADR                             165,750
       440  Check Point Software Technologies Ltd.*                    87,615
     2,960  ECI Telecommunications, Ltd., ADR                          93,610
     1,540  NICE Systems Ltd.*                                         75,749
     4,000  Partner Communications Co., Ltd.*                         103,500
     4,760  Teva Pharmaceutical Industries, Ltd., Sponsored ADR       341,233
                                                                   ----------
                                                                    1,723,258
                                                                   ----------
            Luxembourg - 0.2%
     6,600  Quilmes Industrial, ADR                                    78,788
                                                                   ----------
            Malaysia - 0.7%
    10,000  AMMB Holdings Berhad*                                      23,949
    19,000  Commerce Asset-Holding Berhad*                             48,752
    45,000  IOI Corp. Berhad                                           27,239
    20,000  Petronas Gas Berhad                                        46,844
     9,000  Resorts World Berhad                                       25,817
    15,000  Tanjong, Plc                                               33,159
    13,000  Telekom Malaysia Berhad*                                   50,292
    18,000  Tenaga Nasional Berhad                                     46,424
    25,000  United Engineers (Malaysia)*                               39,805
                                                                   ----------
                                                                      342,281
                                                                   ----------
            Mauritius - 0.1%
    85,000  State Bank of Mauritius, Ltd.                              56,916
                                                                   ----------
            Mexico - 13.1%
    62,100  Alfa SA de CV*                                            292,118
     7,000  Carso Global Telecom*                                      65,856
    32,101  Cemex SA de CV *                                          179,846
    13,093  Cemex SA*                                                 364,967
   300,400  Cifra SA de CV, Series C*                                 572,863
    81,900  Consorcio ARA SA                                          135,921

                                                               Value
  Shares                                                     (Note 2)
----------------------------------------------------------------------
         Mexico (continued)
  51,400 Controladora Comercial Mexicana SA                 $   69,005
  90,600 Fomento Economico Mexicano SA                         405,118
  56,600 Grupo Continental SA                                   82,568
  93,900 Grupo Financiero Banamex Accival SA, Class O*         377,187
 301,000 Grupo Financiero Bancomer SA, Class O*                125,364
  74,615 Grupo Industrial Bimbo, Series A*                     166,817
  39,600 Grupo Industrial Saltillo, Class B                    126,839
  17,000 Grupo Mexico SA, Series B                              84,371
  72,000 Grupo Modelo SA de CV                                 197,885
   9,800 Grupo Televisa SA, Sponsored GDR*                     668,850
  78,300 Kimberly-Clark de Mexico, Series A                    306,247
  20,500 Telefonos de Mexico, Sponsored ADR                  2,306,250
   7,100 Tubos de Acero de Mexico SA                            96,294
                                                            ----------
                                                             6,624,366
                                                            ----------
         Peru - 0.5%
  44,138 Banco Continental                                      26,558
   4,700 Compania de Minas Buenaventura SA, Sponsored ADR       75,494
   3,200 Credicorp, Ltd.                                        38,400
   9,000 Telefonica de Peru, Sponsored ADR                     120,375
                                                            ----------
                                                               260,827
                                                            ----------
         Philippines - 1.2%
 329,600 Ayala Corp.                                            96,342
 174,600 Ayala Land, Inc.                                       45,606
  60,050 Manila Electric Co., Class B                          171,785
  16,700 Metropolitan Bank & Trust Co.                         120,472
   6,700 Philippine Long Distance Telephone Co.                170,833
  83,000 SM Prime Holdings*                                     15,695
                                                            ----------
                                                               620,733
                                                            ----------
         Poland - 1.2%
   3,780 Bank Handlowy W Warszawie, GDR                         55,970
  18,700 Elektrim Spolka Akcyjna SA*                           185,642
  12,420 KGHM Polska Miedz SA, GDR                             156,000
  30,000 Telekomunikacja Polska SA, GDR                        196,377
                                                            ----------
                                                               593,989
                                                            ----------
         Russia - 2.6%
  10,190 LUKoil Holding, Sponsored ADR                         529,880
   3,000 OAO Gazprom ADR                                        24,175
  39,780 Surgutneftegaz, Sponsored ADR                         676,260
   8,600 Unified Energy Systems, GDR                           103,200
                                                            ----------
                                                             1,333,515
                                                            ----------
         South Africa - 8.1%
  54,048 ABSA Group, Ltd.                                      242,557
   2,700 Anglo American Platinum Corp., Ltd*                    82,098
  33,650 Barlow, Ltd.                                          242,391
  11,300 De Beers Centenary                                    328,894

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                           Value
  Shares                                                 (Note 2)
------------------------------------------------------------------
         South Africa (continued)
  44,941 Dimension Data Holdings, Ltd.                  $  282,068
  14,200 Ellerine Holdings, Ltd.                            75,041
  14,400 Fedsure Holdings, Ltd.                            117,073
 251,200 FirstRand, Ltd.                                   359,442
  52,000 Illovo Sugar, Ltd.                                 62,145
  40,384 LA Retail Stores, Ltd.                             41,042
  13,455 Liberty Life Association of Africa, Ltd.          155,334
 113,800 Malbak, Ltd.                                       86,044
 203,100 Metro Cash and Carry, Ltd.                        231,168
  41,610 Nampak, Ltd.                                      123,478
  58,000 Primedia, Ltd.*                                    71,676
 125,000 Profurn Ltd.*                                     135,363
  12,035 Rembrandt Group, Ltd.                             114,675
 167,700 Sanlam, Ltd.                                      234,512
  28,500 Sappi, Ltd.                                       281,757
  44,300 Sasol, Ltd.                                       363,765
  22,797 South African Breweries, Ltd.                     232,048
  48,030 Standard Bank Investment Corp.*                   199,541
                                                        ----------
                                                         4,062,112
                                                        ----------
         South Korea - 12.6%
   7,193 Daewoo Securities Co.                              81,436
  48,000 Hanvit Bank*                                      162,398
  18,000 Hanwha Chemical Corp.*                            158,432
  25,436 Hyundai Electronics Industries Co.*               540,095
   2,917 Hyundai Merchant Marine*                           19,044
  19,306 Kookmin Bank                                      302,772
   4,009 Kookmin Bank, Sponsored GDR (A)                    62,995
  24,200 Korea Electric Power Corp.                        750,519
   3,000 Korea Electric Power Corp. ADR                     50,250
 110,500 Korea Exchange Bank*                              423,502
   1,600 Korea Telecom Corp.*                              252,335
   3,200 Korea Telecom Corp., Sponsored ADR                239,200
     440 Pohang Iron & Steel Co., Ltd.                      48,458
   2,500 Pohang Iron & Steel Co., Ltd., Sponsored ADR      275,331
  22,500 Samsung Corp.*                                    337,005
   9,693 Samsung Electronics Co.                         2,271,663
  33,200 Shinhan Bank*                                     359,788
                                                        ----------
                                                         6,335,223
                                                        ----------
         Taiwan - 9.1%
 103,925 Acer, Inc., GDR                                 1,480,931
  13,241 Asustek Computer, Inc., GDR                       139,801
  21,000 Far Eastern Textile, Ltd., GDR*                   490,980
  33,377 Siliconware Precision Industries Co., GDR         483,132
  33,250 Synnex Technology International Corp., GDR*       873,940
  19,210 Taiwan Semiconductor Manufacturing Co., ADR       864,450
  10,000 Winbond Electronics Corp., GDR*                   237,640
                                                        ----------
                                                         4,570,874
                                                        ----------
         Thailand - 2.4%
  18,000 Advanced Info Service Public Co., Ltd.*           303,037
  27,500 Bangkok Bank Public Co., Ltd.*                     69,592
   6,600 Siam Cement Co., Ltd.*                            220,117
 197,000 TelecomAsia Corp., Public Co., Ltd.*              257,144

                                                               Value
     Shares                                                  (Note 2)
----------------------------------------------------------------------
             Thailand (continued)
    120,000  Thai Farmers Bank Public Co. Ltd.*             $  201,384
     37,000  Total Access Communication Public Co., Ltd.*      145,780
                                                            ----------
                                                             1,197,054
                                                            ----------
             Turkey - 4.5%
 16,765,160  Akbank, TAS                                       492,821
  3,100,000  Akcansa Cimento AS*                                69,750
    494,080  Ege Biracilik Ve Malt Sanayii AS*                  37,649
    779,360  Erciyas Biracilik Ve Malt*                         37,228
  3,700,000  Eregli Demir ve Celik Fabrikalari TAS*            152,810
  5,977,405  Haci Omer Sabanci Holding, AS                     345,927
  1,210,000  Koc Holdings AS*                                  222,277
    480,000  Migros Turk, TAS                                  308,653
  2,500,000  Turkiye Garanti Bankasi AS*                        37,663
 19,130,723  Yapi ve Kredi Bankasi AS                          588,719
                                                            ----------
                                                             2,293,497
                                                            ----------
             Zimbabwe - 0.4%
  1,240,000  Econet Wireless Holdings, Ltd.*                   216,504
                                                            ----------
             Total Common Stocks                            46,343,611
                                                            ----------
             (Cost $33,744,710)
 PREFERRED STOCKS - 1.2%
             Brazil - 1.0%
 36,800,000  Banco Bradesco SA*                                299,867
  2,200,000  Bank Itau SA                                      189,024
                                                            ----------
                                                               488,891
                                                            ----------
             Thailand - 0.2%
     77,000  Siam Commercial Bank Public Company, Ltd.*         94,356
                                                            ----------
             Total Preferred Stocks                            583,247
                                                            ----------
             (Cost $481,005)
 INVESTMENT COMPANIES - 0.9%
             Taiwan - 0.9%
     40,100  R.O.C. Taiwan Fund*                               338,344
      6,500  Taiwan Fund, Inc.*                                132,438
                                                            ----------
             Total Investment Companies                        470,782
                                                            ----------
             (Cost $428,599)
 RIGHTS - 0.9%
             Brazil - 0.0%
  2,389,574  Banco Bradesco SA*                                  8,610
                                                            ----------
             South Korea - 0.9%
      2,000  Korea Telecom Corp.*                              315,419
      1,000  Pohang Iron And Steel Co., Ltd*                   135,886
                                                            ----------
                                                               451,305
                                                            ----------
             Total Rights                                      459,915
                                                            ----------
             (Cost $232,165)

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
 WARRANTS - 0.4%
         Mexico - 0.0%
   1,000 Cemex SA, ADR, Warrants*                     $        90
     818 Cemex SA, Warrants*                               21,370
                                                      -----------
                                                           21,460
                                                      -----------
         Thailand - 0.4%
 131,000 Bangkok Bank Public Co., Ltd.*                   199,580
  37,000 Siam Commercial Bank Public Company, Ltd.*        17,248
                                                      -----------
                                                          216,828
                                                      -----------
         Total Warrants                                   238,288
                                                      -----------
         (Cost $189,443)
 Total Investments - 95.3%                             48,095,843
                                                      -----------
 (Cost $35,075,922)
 Net Other Assets And Liabilities - 4.7%                2,356,433
                                                      -----------
 Total Net Assets - 100.0%                            $50,452,276
                                                      ===========

------------------
*    Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $62,995 or 0.1% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Industry Concentration
 of Total Investments
as a Percentage of Net
        Assets:

Telephone Systems           19.7%
Banking                     14.7
Electronics                  9.7
Oil & Gas                    5.3
Beverages, Food & Tobacco    5.0
Computers & Information      4.9
Electric Utilities           4.4
Metals                       3.6
Computer Software &
 Processing                  2.9
Financial Services           2.6
Industrial - Diversified     2.2
Building Materials           2.2
Forest Products & Paper      1.9
Retailers                    1.8
Pharmaceuticals              1.6
Food Retailers               1.5
Media - Broadcasting &
 Publishing                  1.4
Textiles, Clothing &
 Fabrics                     1.1
Heavy Machinery              1.1
Chemicals                    1.0
Insurance                    1.0
Investment Companies         0.9
Real Estate                  0.8
Automotive                   0.8
Communications               0.7
Industrial                   0.7
Industrial-Diversified       0.4
Electrical Equipment         0.4
Mining                       0.3
Commercial Services          0.2
Heavy Construction           0.2
Home Construction,
 Furnishings & Appliances    0.1
Transportation               0.1
Entertainment & Leisure      0.1
Net Other Assets and
 Liabilities                 4.7
                           ------
                           100.0%
                           ======


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

 Currency   Contracts To Settlement Contracts At In Exchange  Unrealized
   Value      Deliver       Date       Value     for U.S. $  Depreciation
 --------   ------------ ---------- ------------ ----------- ------------
 1,949,000      HKD      01/21/2000 $    250,726 $   244,214 $     (6,512)
                                    ============ =========== ============

------------------
HKD  Hong Kong Dollars
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $35,506,314. Net unrealized appreciation (depreciation) aggregated $12,589,529 of which $13,846,489 related to appreciated investment securities and $(1,256,960) related to depreciated investment securities.

At December 31, 1999, the Portfolio had a capital loss carryforward of $390,392 which expires in 2006.
OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $30,489,421 and $17,629,658 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 98.4%
         Electronics - 17.3%
 675,200 Adaptec, Inc.*                           $33,675,600
  41,700 ANADIGICS, Inc.*                           1,967,719
 217,500 Audiovox Corp.*                            6,606,563
 150,700 Credence Systems Corp.*                   13,035,550
 170,700 CTS Corp.                                 12,866,513
 188,700 Electroglas, Inc.*                         4,788,263
 299,900 Helix Technology Corp.                    13,439,269
 331,600 Integrated Device Technology, Inc.*        9,616,400
 222,100 KEMET Corp.*                              10,008,381
 517,800 Power Integrations, Inc.                  24,822,038
 366,600 RF Micro Devices, Inc.                    25,089,188
  23,500 Sanmina Corp.*                             2,347,063
  15,000 Semtech Corp.*                               781,875
 265,533 Three-Five Systems, Inc.                  10,886,853
 264,100 Trimble Navigation, Ltd.*                  5,711,163
                                                  -----------
                                                  175,642,438
                                                  -----------
         Computer Software & Processing - 14.1%
  93,000 Broadvision, Inc.                         15,815,800
 324,200 Compuware Corp.*                          12,076,450
  93,900 CyberSource Corp.*                         4,871,063
 149,000 DST Systems, Inc.*                        11,370,563
  71,800 Electronics for Imaging, Inc.*             4,173,375
 146,800 Netopia, Inc.*                             7,973,075
  36,700 Network Solutions, Inc.*                   7,984,544
 277,500 Rational Software Corp.*                  13,632,188
 766,600 S3, Inc.*                                  8,815,900
 879,700 Sybase, Inc.*                             14,954,900
 243,700 Symantec Corp.*                           14,286,913
 163,700 USWeb Corp.*                               7,274,419
 103,400 VeriSign, Inc.                            19,742,938
                                                  -----------
                                                  142,972,128
                                                  -----------
         Communications - 7.2%
 217,300 CTC Communications Group, Inc.*            8,478,090
 269,100 Davox Corp.*                               5,281,088
 233,000 Exodus Communications, Inc.               20,693,313
 255,400 Harmonic, Inc.                            24,247,038
 214,600 Sawtek, Inc.                              14,284,313
                                                  -----------
                                                   72,983,842
                                                  -----------
         Computers & Information - 6.8%
 376,600 Advanced Digital Information Corp.        18,312,175
 362,600 Mercury Computer Systems, Inc.            12,691,000
 447,356 Siebel Systems, Inc.                      37,577,904
                                                  -----------
                                                   68,581,079
                                                  -----------
         Pharmaceuticals - 5.4%
 212,700 Alpharma, Inc. Class A                     6,540,525
 118,000 Andrx Corp.*                               4,992,875
 115,000 Biogen, Inc.                               9,717,500
 119,300 Medimmune, Inc.*                          19,788,888
 215,200 Millipore Corp.                            8,312,100

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Pharmaceuticals (Continued)
 192,000 Priority Healthcare Corp. Class B*           $5,556,000
                                                      ----------
                                                      54,907,888
                                                      ----------
         Apparel Retailers - 4.6%
 215,800 Abercrombie & Fitch Co., Class A              5,759,163
 167,200 AnnTaylor Stores Corp.*                       5,757,950
 269,115 Intimate Brands, Inc.                        11,605,584
 334,800 Pacific Sunwear Of California, Inc.*         10,671,750
 177,000 Timberland Co.*                               9,358,875
 173,300 Tommy Hilfiger Corp.                          4,040,056
                                                      ----------
                                                      47,193,378
                                                      ----------
         Media - Broadcasting & Publishing - 4.5%
 138,000 Central Newspapers, Inc.                      5,433,750
 116,600 Hispanic Broadcasting Corp.*                 10,752,712
 435,800 Price Communications Corp.*                  12,120,688
 307,400 Valuevision International, Inc.*             17,617,863
                                                      ----------
                                                      45,925,013
                                                      ----------
         Telephone Systems - 4.4%
 192,700 BroadWing, Inc.*                              7,105,812
  95,400 Powertel, Inc.*                               9,575,775
  77,400 Rural Cellular Corp., Class A*                7,004,700
 578,700 Talk.com, Inc.*                              10,271,925
 160,100 Western Wireless Corp., Class A*             10,686,675
                                                      ----------
                                                      44,644,887
                                                      ----------
         Advertising - 3.9%
  48,000 DoubleClick, Inc.*                           12,147,000
 197,200 TMP Worldwide Inc.*                          27,879,150
                                                      ----------
                                                      40,026,150
                                                      ----------
         Commercial Services - 3.4%
 629,200 Danka Business Systems, Plc*                  7,982,975
 305,100 Manpower, Inc.                               11,479,388
 248,200 Profit Recovery Group International, Inc.*    6,577,300
 213,200 Valassis Communications, Inc.*                9,007,700
                                                      ----------
                                                      35,047,363
                                                      ----------
         Medical Supplies - 3.4%
 193,200 Allergan, Inc.                                9,611,700
 409,300 LTX Corp.*                                    9,158,088
 143,700 ResMed, Inc.*                                 5,999,475
 187,400 Waters Corp.                                  9,932,200
                                                      ----------
                                                      34,701,463
                                                      ----------
         Heavy Machinery - 2.6%
 203,500 American Standard Companies, Inc.*            9,335,563
 127,200 Briggs & Stratton Corp.                       6,821,100
 227,600 Dycom Industries, Inc.*                      10,028,625
                                                      ----------
                                                      26,185,288
                                                      ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Restaurants - 2.1%
 267,200 Applebee's International, Inc.                       $7,882,400
 154,700 Brinker International, Inc.*                          3,712,800
 208,000 CEC Entertainment, Inc.*                              5,902,000
 212,500 Darden Restaurants, Inc.                              3,851,563
                                                              ----------
                                                              21,348,763
                                                              ----------
         Home Construction, Furnishings & Appliances - 2.0%
 413,000 Furniture Brands International, Inc.*                 9,086,000
 122,500 Maytag Corp.                                          5,880,000
 255,400 Miller (Herman), Inc.                                 5,874,200
                                                              ----------
                                                              20,840,200
                                                              ----------
         Transportation - 2.0%
 298,500 Avis Rent A Car, Inc.*                                7,630,406
  99,500 Hertz Corp. Class A                                   4,987,438
 160,800 USFreightways Corp.                                   7,698,300
                                                              ----------
                                                              20,316,144
                                                              ----------
         Financial Services - 1.9%
 410,888 Metris Cos., Inc.                                    14,663,566
  37,700 SEI Investment Co.                                    4,486,888
                                                              ----------
                                                              19,150,454
                                                              ----------
         Forest Products & Paper - 1.8%
 221,800 Boise Cascade Corp.                                   8,982,900
 191,200 Willamette Industries, Inc.                           8,878,850
                                                              ----------
                                                              17,861,750
                                                              ----------
         Metals - 1.7%
 314,200 CommScope, Inc.*                                     12,666,187
  86,500 Nucor Corp.                                           4,741,281
                                                              ----------
                                                              17,407,468
                                                              ----------
         Chemicals - 1.7%
 191,400 Church & Dwight Co., Inc.                             5,107,988
 138,100 Sealed Air Corp.*                                     7,155,306
 160,500 The Lubrizol Corp.                                    4,955,438
                                                              ----------
                                                              17,218,732
                                                              ----------
         Banking - 1.5%
 159,300 City National Corp.                                   5,246,944
 165,100 Cullen/Frost Bankers, Inc.                            4,251,325
 310,800 Roslyn Bancorp, Inc.                                  5,749,800
                                                              ----------
                                                              15,248,069
                                                              ----------
         Retailers - 1.5%
 110,000 Drugstore.Com, Inc.*                                  3,980,625
 223,400 Zale Corp.*                                          10,806,975
                                                              ----------
                                                              14,787,600
                                                              ----------

                                                            Value
     Shares                                                (Note 2)
-----------------------------------------------------------------------
             Health Care Providers - 1.5%
    415,100  Apria Healthcare Group Inc.*               $    7,445,856
      1,908  Coram Healthcare Corp.*                             2,146
    353,700  Laser Vision Centers                            3,735,956
     84,400  Patterson Dental Co.*                           3,587,000
                                                        --------------
                                                            14,770,958
                                                        --------------
             Beverages, Food & Tobacco - 1.0%
    358,800  IBP, Inc.                                       6,458,400
    381,000  The Topps Co., Inc.*                            3,952,875
                                                        --------------
                                                            10,411,275
                                                        --------------
             Insurance - 0.7%
    128,400  United Healthcare Corp.                         6,821,250
                                                        --------------
             Lodging - 0.6%
    280,000  Station Casinos, Inc.*                          6,282,500
                                                        --------------
             Automotive - 0.5%
    260,000  Meritor Automotive, Inc.                        5,037,500
                                                        --------------
             Oil & Gas - 0.3%
    146,200  UTI Energy Corp.*                               3,371,738
                                                        --------------
             Total Common Stocks                           999,685,318
                                                        --------------
             (Cost $724,071,263)
  Par Value
 ----------
 COMMERCIAL PAPER (A) - 2.5%
             Financial Services - 0.6%
 $6,019,000  Associates Corp. of North America 4.00%,
             01/03/00                                        6,016,994
                                                        --------------
             Oil & Gas - 1.9%
 19,588,000  Exxon Corp. 4.50%, 01/03/00                    19,580,655
                                                        --------------
             Total Commercial Paper                         25,597,649
                                                        --------------
             (Cost $25,597,649)
 Total Investments - 100.9%                              1,025,282,967
                                                        --------------
 (Cost $749,668,912)
 Net Other Assets And Liabilities - (0.9)%                  (9,584,051)
                                                        --------------
 Total Net Assets - 100.0%                              $1,015,698,916
                                                        ==============

------------------
*   Non-income producing security.
(A)  Effective yield at time of purchase

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $749,668,915. Net unrealized appreciation (depreciation) aggregated $275,614,052 of which $305,699,607 related to appreciated investment securities and $(30,085,555) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $882,678,848 and $916,071,365 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $89,926,321. The value of collateral amounted to $92,597,758.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                                  Value
  Shares                                                        (Note 2)
-------------------------------------------------------------------------
 COMMON STOCKS - 96.0%
         Computer Software & Processing - 15.3%
 145,000 Affiliated Computer Services, Class A*                $6,670,000
 188,000 Ceridian Corp.*                                        4,053,750
 217,000 CIBER, Inc.*                                           5,967,500
  19,000 Citrix Systems, Inc.*                                  2,337,000
  14,000 CNET Inc.*                                               794,500
  10,100 eSPEED, Inc.*                                            359,181
  81,500 Intuit, Inc.                                           4,884,906
 148,000 Keane, Inc.*                                           4,699,000
 112,500 National Data Corp.                                    3,817,969
 250,500 NOVA Corp.*                                            7,906,406
 127,000 Novell, Inc.*                                          5,072,063
 145,000 Parametric Technology Corp.*                           3,924,063
  28,000 Peregrine Systems, Inc.*                               2,357,250
  41,000 Psinet, Inc.*                                          2,531,750
 146,800 SunGard Data Systems, Inc.*                            3,486,500
  73,000 Synopsys, Inc.*                                        4,872,750
                                                               ----------
                                                               63,734,588
                                                               ----------
         Pharmaceuticals - 9.8%
 250,500 AmeriSource Health Corp., Class A                      3,804,469
  49,000 Biogen, Inc.                                           4,140,500
  72,000 Gilead Sciences, Inc.*                                 3,897,000
  35,500 Medimmune, Inc.*                                       5,888,563
 100,000 Millipore Corp.                                        3,862,500
 139,000 Mylan Laboratories                                     3,501,051
  27,700 QLT Phototherapeutics Inc.*                            1,627,375
  85,000 Schein (Henry), Inc.*                                  1,131,563
  31,500 Sepracor, Inc.*                                        3,124,406
 108,000 Shire Pharmaceuticals Group, Plc, ADR*                 3,145,500
  90,000 Teva Pharmaceutical Industries, Ltd., Sponsored ADR    6,451,875
  16,000 Watson Pharmaceuticals, Inc.*                            573,000
                                                               ----------
                                                               41,147,802
                                                               ----------
         Electronics - 9.7%
 103,000 Analog Devices, Inc.*                                  9,579,000
  33,000 Lattice Semiconductor Corp.*                           1,555,125
  98,000 Maxim Intergrated Products, Inc.                       4,624,375
  91,000 Molex Inc., Class A                                    4,117,750
  25,000 PMC-Sierra, Inc.                                       4,007,813
  25,000 Sanmina Corp.*                                         2,496,875
 108,000 SCI Systems, Inc.*                                     8,876,250
 112,000 Xilinx, Inc.                                           5,092,506
                                                               ----------
                                                               40,349,694
                                                               ----------
         Retailers - 9.5%
 158,500 BJ'S Wholesale Club, Inc.*                             5,785,250
 108,800 Borders Group, Inc.*                                   1,747,600
 192,000 Circuit City Stores, Inc.                              8,652,000
 167,000 Consolidated Stores Corp.*                             2,713,750
  29,000 Costco Wholesale Corp.*                                2,646,250
 237,000 Family Dollar Stores, Inc.                             3,866,063
 114,000 MSC Industrial Co., Class A*                           1,510,500
 146,000 O'Reilly Automotive, Inc.                              3,139,000

                                                           Value
  Shares                                                 (Note 2)
------------------------------------------------------------------
         Retailers (continued)
 133,000 Shopko Stores, Inc.*                           $3,059,000
 104,500 Tech Data Corp.*                                2,834,563
 178,000 TJX Cos., Inc.                                  3,637,875
                                                        ----------
                                                        39,591,851
                                                        ----------
         Telephone Systems - 8.4%
 127,400 Crown Castle International Corp.*               4,092,725
  78,500 Pinnacle Holdings, Inc.*                        3,326,438
   9,000 Tritel, Inc.*                                     285,188
 106,000 VoiceStream Wireless Corp.*                    15,085,125
 184,000 Western Wireless Corp., Class A*               12,282,000
                                                        ----------
                                                        35,071,476
                                                        ----------
         Medical Supplies - 4.4%
  68,600 Danaher Corp.                                   3,309,950
  29,000 KLA-Tencor Corp.*                               3,229,875
 374,000 Omnicare, Inc.                                  4,488,000
 174,000 Sybron International Corp.*                     4,295,625
  58,000 Waters Corp.                                    3,074,000
                                                        ----------
                                                        18,397,450
                                                        ----------
         Commercial Services - 4.3%
  15,000 Affymetrix Inc.*                                2,545,313
  22,700 Apollo Group, Inc.*                               455,419
  37,000 Concord EFS, Inc.                                 952,750
 108,500 Manpower, Inc.                                  4,082,313
 292,500 Republic Services, Inc.*                        4,204,688
  60,000 Robert Half International, Inc.*                1,713,750
  46,000 Sotheby's Holdings Inc.                         1,380,000
 142,500 United Rentals, Inc.*                           2,440,313
                                                        ----------
                                                        17,774,546
                                                        ----------
         Transportation - 3.7%
  49,000 C.H. Robinson Worldwide Inc.                    1,947,750
  20,300 Expeditors International of Washington, Inc.      889,394
 124,000 Galileo International, Inc.                     3,712,250
 100,000 Hertz Corp. Class A                             5,012,500
  79,500 Royal Caribbean Cruises, Ltd.                   3,920,344
                                                        ----------
                                                        15,482,238
                                                        ----------
         Insurance - 3.6%
 146,000 ACE, Ltd.                                       2,436,375
  36,000 E.W. Blanch Holdings, Inc.                      2,205,000
  58,000 MGIC Investment Corp.                           3,490,875
 102,000 Protective Life Corp.                           3,244,875
  75,000 Radian Group, Inc.                              3,581,250
                                                        ----------
                                                        14,958,375
                                                        ----------
         Financial Services - 3.6%
 194,000 Federated Investors, Inc., Class B              3,892,125
 196,000 Heller Financial, Inc.                          3,932,250
  20,000 NextCard, Inc.*                                   577,500
 177,000 Waddell & Reed Financial, Class A               4,801,125
  68,000 Waddell & Reed Financial, Class B               1,708,500
                                                        ----------
                                                        14,911,500
                                                        ----------

                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Oil & Gas - 3.3%
 179,000 BJ Services Co.*                           $7,484,438
 133,500 Devon Energy Corp.                          4,388,813
 271,500 Ocean Energy, Inc.*                         2,104,125
                                                    ----------
                                                    13,977,376
                                                    ----------
         Media - Broadcasting & Publishing - 2.9%
  10,000 Allegiance Telecom Inc.*                      922,500
 120,000 Charter Communications, Inc. Class-A*       2,625,000
 102,500 Infinity Broadasting Corp., Class A*        3,709,219
  83,000 Rogers Communications, Inc., Class B*       2,054,250
  27,000 Univision Communications, Inc.*             2,759,063
                                                    ----------
                                                    12,070,032
                                                    ----------
         Banking - 2.6%
  83,500 Capital One Financial Corp.                 4,023,656
 124,000 CIT Group, Inc., Class A                    2,619,500
  39,000 First Tennessee National Corp.              1,111,500
 167,000 North Fork Bancorp., Inc.                   2,922,500
                                                    ----------
                                                    10,677,156
                                                    ----------
         Heavy Machinery - 2.3%
 117,000 Pentair, Inc.                               4,504,500
 100,200 Smith International, Inc.*                  4,978,688
                                                    ----------
                                                     9,483,188
                                                    ----------
         Restaurants - 1.9%
 129,500 Outback Steakhouse, Inc.*                   3,358,906
 169,000 Viad Corp.                                  4,710,875
                                                    ----------
                                                     8,069,781
                                                    ----------
         Advertising - 1.3%
  47,300 Catalina Marketing Corp.*                   5,474,975
                                                    ----------
         Textiles, Clothing & Fabrics - 1.3%
 179,500 Jones Apparel Group, Inc.*                  4,868,938
  47,000 Warnaco Group, Inc.                           578,688
                                                    ----------
                                                     5,447,626
                                                    ----------
         Food Retailers - 1.3%
 117,000 Whole Foods Market, Inc.*                   5,425,875
                                                    ----------
         Beverages, Food & Tobacco - 1.2%
 309,000 U.S. Foodservice, Inc.                      5,175,750
                                                    ----------
         Health Care Providers - 1.2%
  73,000 Wellpoint Health Networks Inc.*             4,813,438
                                                    ----------

                                                           Value
     Shares                                               (Note 2)
--------------------------------------------------------------------
             Communications - 1.1%
     40,000  ADC Telecommunications, Inc.*              $  2,902,500
     28,000  McLeodUSA, Inc.*                              1,648,500
                                                        ------------
                                                           4,551,000
                                                        ------------
             Entertainment & Leisure - 1.0%
    137,500  Premier Parks Inc.*                           3,970,313
                                                        ------------
             Computers & Information - 0.7%
     20,000  EarthLink Network, Inc.*                        850,000
    121,000  Quantum Corp.*                                1,830,125
      2,000  Safeguard Scientifics, Inc.*                    324,125
                                                        ------------
                                                           3,004,250
                                                        ------------
             Electrical Equipment - 0.6%
     82,200  Teleflex, Inc.                                2,573,888
                                                        ------------
             Chemicals - 0.5%
     58,500  Great Lakes Chemical Corp.                    2,233,969
                                                        ------------
             Building Materials - 0.5%
     51,000  Martin Marietta Materials, Inc.               2,091,000
                                                        ------------
             Total Common Stocks                         400,459,137
                                                        ------------
             (Cost $302,056,002)
  Par Value
 ----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 3.3%
             Fannie Mae - 1.4%
 $5,950,000  5.00%, 01/21/00                               5,932,646
             Federal Home Loan Bank - 1.2%
  5,000,000  5.82%, 03/22/00                               4,926,442
             Freddie Mac - 0.7%
  2,812,000  5.61%, 01/27/00                               2,790,966
                                                        ------------
             Total U.S. Government Agency Obligations     13,650,054
                                                        ------------
             (Cost $13,650,054)
 Total Investments - 99.3%                               414,109,191
                                                        ------------
 (Cost $315,706,056)
 Net Other Assets And Liabilities - 0.7%                   2,977,832
                                                        ------------
 Total Net Assets - 100.0%                              $417,087,023
                                                        ============

------------------
*    Non-income producing security.
(A)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $315,775,185. Net unrealized appreciation (depreciation) aggregated $98,334,006, of which $128,355,870 related to appreciated investment securities and $(30,021,864) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $2,599,303 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $214,226,542 and $199,474,840 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $52,618,652. The value of collateral amounted to $54,179,521.

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Value Opportunity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 95.1%
         Computer Software & Processing - 11.2%
 166,600 Cabletron Systems, Inc.*                 $4,331,600
 187,600 Comdisco, Inc.                            6,988,100
  59,800 Electronics for Imaging, Inc.*            3,475,875
 134,700 Fiserv, Inc*                              5,160,694
  63,300 Psinet, Inc.*                             3,908,775
 176,100 Sterling Commerce Corp.*                  5,998,406
  78,600 Symantec Corp.*                           4,607,925
                                                  ----------
                                                  34,471,375
                                                  ----------
         Oil & Gas - 9.9%
 189,400 Alberta Energy Co., Ltd.                  5,930,588
  90,500 Amerada Hess Corp.                        5,135,875
 120,000 Columbia Energy Group                     7,590,000
 118,400 Diamond Offshore Drilling, Inc.           3,618,600
 102,300 Helmerich & Payne, Inc.                   2,231,419
 290,500 Kinder Morgan, Inc.                       5,864,469
                                                  ----------
                                                  30,370,951
                                                  ----------
         Commercial Services - 9.0%
 251,500 Convergys Corp.*                          7,733,625
  93,900 H&R Block, Inc.                           4,108,125
 890,200 Republic Services, Inc.*                 12,796,625
 284,075 Safety-Kleen Corp.*                       3,213,598
                                                  ----------
                                                  27,851,973
                                                  ----------
         Electric Utilities - 6.7%
 232,900 Illinova Corp.                            8,093,275
 211,100 Montana Power Co.                         7,612,794
 346,700 Niagara Mohawk Power Corp.*               4,832,131
                                                  ----------
                                                  20,538,200
                                                  ----------
         Retailers - 6.5%
 343,500 Consolidated Stores Corp.*                5,581,875
 524,100 K Mart Corp.*                             5,273,756
 449,600 Rite Aid Corp.                            5,029,900
 181,600 Shopko Stores, Inc.*                      4,176,800
                                                  ----------
                                                  20,062,331
                                                  ----------
         Heavy Machinery - 6.3%
 300,500 Applied Power, Inc., Class A             11,043,375
 394,400 Pall Corp.                                8,504,250
                                                  ----------
                                                  19,547,625
                                                  ----------
         Insurance - 5.8%
 290,800 Everest Reinsurance Holdings, Inc.        6,488,475
 404,200 Humana, Inc.*                             3,309,388
 209,500 ReliaStar Financial Corp.                 8,209,781
                                                  ----------
                                                  18,007,644
                                                  ----------
         Banking - 5.6%
 219,700 CIT Group, Inc., Class A                  4,641,163
 268,400 Dime Bancorp, Inc.                        4,059,551

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Banking (continued)
 406,120 Sovereign Bancorp, Inc.                     $3,026,853
 142,000 UnionBanCal Corp.                            5,600,125
                                                     ----------
                                                     17,327,692
                                                     ----------
         Telephone Systems - 4.7%
 201,300 BroadWing, Inc.                              7,422,938
  56,800 Telephone & Data Systems, Inc.               7,156,800
                                                     ----------
                                                     14,579,738
                                                     ----------
         Automotive - 3.7%
  80,700 Borg-Warner Automotive, Inc.                 3,268,350
 210,028 Goodrich (B.F.) Co.                          5,775,770
 243,700 Tenneco Automotive, Inc.                     2,269,456
                                                     ----------
                                                     11,313,576
                                                     ----------
         Health Care Providers - 3.5%
 322,700 Manor Care, Inc.*                            5,163,200
  84,700 Wellpoint Health Networks Inc.*              5,584,906
                                                     ----------
                                                     10,748,106
                                                     ----------
         Beverages, Food & Tobacco - 3.2%
 241,600 Keebler Food Co*                             6,795,000
 233,100 Whitman Corp.                                3,132,281
                                                     ----------
                                                      9,927,281
                                                     ----------
         Household Products - 2.7%
 239,000 Fortune Brands Inc.                          7,901,937
  15,400 Snap-On, Inc.                                  409,063
                                                     ----------
                                                      8,311,000
                                                     ----------
         Medical Supplies - 2.3%
 181,500 Tektronix, Inc.                              7,055,813
                                                     ----------
         Lodging - 2.1%
 270,500 Starwood Hotels & Resorts Worldwide, Inc.    6,356,750
                                                     ----------
         Transportation - 1.8%
  72,100 Kansas City Southern Industries, Inc.        5,380,463
                                                     ----------
         Restaurants - 1.5%
 170,200 Viad Corp.                                   4,744,325
                                                     ----------
         Metals - 1.5%
 368,300 MascoTech, Inc.                              4,672,806
                                                     ----------
         Pharmaceuticals - 1.5%
 559,500 Bergen Brunswig Corporation, Class A         4,650,844
                                                     ----------
         Forest Products & Paper - 1.5%
 424,900 Pactiv Corp.*                                4,514,563
                                                     ----------
         Computers & Information - 1.4%
 292,800 Quantum Corp.*                               4,428,600
                                                     ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Value Opportunity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
------------------------------------------------------------------
         Electronics - 1.2%
  48,200 Cypress Semiconductor Corp.*                  $ 1,560,472
  71,700 Integrated Device Technology, Inc.*             2,079,300
                                                       -----------
                                                         3,639,772
                                                       -----------
         Advertising - 1.2%
  80,400 True North Communications Inc.                  3,592,875
                                                       -----------
         Industrial-Diversified - 0.3%
  70,400 Johns Manville Corp.                              985,600
                                                       -----------
         Total Common Stocks                           293,079,903
                                                       -----------
         (Cost $290,085,189)
 INVESTMENT COMPANY - 2.2%
 808,800 John Hancock Bank & Thrift Opportunity Fund     6,824,250
                                                       -----------
         Total Investment Company                        6,824,250
                                                       -----------
         (Cost $7,038,823)

                                                    Value
  Par Value                                        (Note 2)
-------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS (A) - 1.7%
             U.S. Treasury Bills - 1.7%
 $4,000,000  4.93%, 01/13/00                     $  3,987,975
  1,300,000  4.93%, 01/20/00                        1,287,913
                                                 ------------
             Total U.S. Government Obligations      5,275,888
                                                 ------------
             (Cost $5,275,888)
 Total Investments - 99.0%                        305,180,041
                                                 ------------
 (Cost $302,399,900)
 Net Other Assets and Liabilities - 1.0%            3,150,943
                                                 ------------
 Total Net Assets - 100.0%                       $308,330,984
                                                 ============

------------------
*   Non-income producing security.
(A)  Effective yield at time of purchase
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $303,659,594. Net unrealized appreciation (depreciation) aggregated $1,520,447, of which $36,094,809 related to appreciated investment securities and $(34,574,362) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $325,524,802 and $267,616,433 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $19,084,168. The value of collateral amounted to $19,835,748.

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
    Shares                                            (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 97.3%
            Australia - 3.7%
    88,055  Brambles Industries, Ltd.                $2,435,099
   439,570  National Australia Bank, Ltd.             6,723,970
   789,584  News Corp., Ltd.                          7,666,703
   966,300  Telstra Corp.                             5,252,710
   468,917  Westpac Banking Corp., Ltd.               3,234,589
                                                     ----------
                                                     25,313,071
                                                     ----------
            Denmark - 0.6%
    52,200  Tele Danmark                              3,877,494
                                                     ----------
            France - 9.0%
    39,337  Alcatel Alsthom                           9,034,788
   139,074  Aventis*                                  8,083,551
    88,200  Axa                                      12,296,641
    74,460  Michelin, Class B                         2,925,295
    91,210  Total SA, Class B                        12,174,200
   188,290  Vivendi                                  17,004,338
                                                     ----------
                                                     61,518,813
                                                     ----------
            Germany - 7.6%
   216,034  Bayerische Motoren Werke (BMW) AG         6,593,963
    10,178  Celanese AG*                                184,541
    83,530  HypoVereinsbank                           5,704,982
   126,210  Mannesmann AG                            30,449,576
   124,770  Veba AG                                   6,064,421
   160,472  Viag AG                                   2,942,062
                                                     ----------
                                                     51,939,545
                                                     ----------
            Hong Kong - 1.2%
   406,000  Cheung Kong Holdings Ltd.                 5,157,905
   295,500  Hong Kong Electric                          923,792
   224,000  Sun Hung Kai Properties Ltd.              2,334,237
                                                     ----------
                                                      8,415,934
                                                     ----------
            Italy - 2.8%
   624,970  ENI                                       3,437,460
 1,125,852  Telecom Italia                           15,877,891
                                                     ----------
                                                     19,315,351
                                                     ----------
            Japan - 23.8%
    27,100  Acom Co., Ltd.                            2,656,394
   185,000  Bank of Tokyo Mitsubishi                  2,579,714
   402,000  Canon, Inc.                              15,982,354
   152,000  Fuji Photo Film                           5,551,906
   450,000  Hitachi Ltd (Hit. Seisakusho)*            7,226,775
   109,000  Honda Motor Co., Ltd.                     4,056,010
    33,000  Hoya Corp.                                2,601,350
   249,500  Kao Corp.                                 7,121,928
    10,300  Keyence Corp.                             4,185,761
    11,800  Mabuchi Motor Co., Ltd.                   2,060,262
   100,000  Murata Manufacturing Co., Ltd.           23,501,760
       290  Nippon Telegraph & Telephone Corp.*       4,969,644
       538  NTT Mobile Communication Network, Inc.   20,704,465
   112,000  Pioneer Corp.*                            2,961,224

                                                     Value
  Shares                                           (Note 2)
-------------------------------------------------------------
         Japan (continued)
  24,100 Rohm Co., Ltd.                           $ 9,911,867
 205,000 Shiseido Co., Ltd.                         2,991,094
  89,400 Sony Corp.                                26,525,856
 260,000 Takeda Chemical Industries, Ltd.          12,857,416
  23,600 Takefuji Corp.                             2,955,777
                                                  -----------
                                                  161,401,557
                                                  -----------
         Netherlands - 9.7%
 262,287 ABN-Amro Holdings                          6,552,559
 175,495 Elsevier NV                                2,096,674
 103,015 Fortis (NL) NV*                            3,709,869
 331,092 ING Groep NV                              19,991,600
 223,385 Koninklijke Ahold, NV                      6,613,559
 147,885 Koninklijke, NV                           14,435,439
 101,700 Royal Dutch Petroleum Co.                  6,233,956
 129,160 TNT Post Group, NV                         3,701,622
  46,350 VNU NV*                                    2,436,328
                                                  -----------
                                                   65,771,606
                                                  -----------
         New Zealand - 0.2%
 221,966 Telecom Corp. Of New Zealand, Ltd.         1,044,594
                                                  -----------
         Portugal - 0.3%
 106,317 Electricidade de Portugal                  1,856,018
                                                  -----------
         Singapore - 2.4%
 606,075 DBS Group Holdings Ltd.                    9,943,448
 254,200 Overseas Chinese Banking Corp.             2,337,293
 173,000 Singapore Press Holdings, Ltd.             3,753,183
                                                  -----------
                                                   16,033,924
                                                  -----------
         South Korea - 1.0%
  57,475 Korea Telecom Corp., Sponsored ADR         4,296,256
  71,600 Pohang Iron & Steel Co., Sponsored ADR     2,506,000
                                                  -----------
                                                    6,802,256
                                                  -----------
         Spain - 2.5%
 695,214 Banco de Santander                         7,871,700
 369,372 Telefonica SA                              9,227,799
                                                  -----------
                                                   17,099,499
                                                  -----------
         Sweden - 0.5%
  51,250 Ericsson AB                                3,298,865
                                                  -----------
         Switzerland - 8.6%
   4,225 Alusuisse Lonza Holdings, Registered       3,116,063
   4,225 Lonza AG, Registered*                      2,569,293
   6,105 Nestle SA                                 11,187,514
   7,094 Novartis AG                               10,419,508
     922 Roche Holdings AG                         10,947,230
   5,425 Schweiz Rueckversich Sponsored ADR        11,147,867
  32,920 Union Bank of Switzerland                  8,892,824
                                                  -----------
                                                   58,280,299
                                                  -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
    Shares                                              (Note 2)
-----------------------------------------------------------------
            United Kingdom - 23.4%
   694,125  Allied Zurich, Plc                         $8,233,503
   369,150  Barclays Bank, Plc                         10,654,518
    39,306  British Aerospace Plc*                        260,431
   692,575  British American Tobacco Industries, Plc    3,875,304
 1,163,300  BTR Siebe, Plc, Sponsored ADR               6,297,757
   678,500  Cable & Wireless, Plc                      11,480,084
   769,960  Cadbury Schweppes, Plc                      4,522,976
   746,290  Diageo, Plc                                 6,000,022
   239,631  EMI Group, Plc                              2,337,049
   420,075  Glaxo Wellcome, Plc                        11,907,110
   835,692  Granada Group, Plc                          8,427,118
   254,400  HSBC Holdings, Plc                          3,567,426
   891,000  Ladbroke Group, Plc                         2,811,372
   676,840  Lloyds TSB Group, Plc                       8,455,018
    91,667  Marconi, Plc                                1,622,836
   124,178  National Power, Plc                           714,408
   215,585  National Westminster, Plc                   4,644,067
   539,100  Old Mutual Plc*                             1,433,143
   178,670  Pearson, Plc                                5,797,824
   716,050  Prudential Corp., Plc                      14,059,499

                                                     Value
    Shares                                          (Note 2)
--------------------------------------------------------------
            United Kingdom (continued)
   102,460  Railtrack Group, Plc                  $  1,680,621
 1,359,963  Shell Transportation & Trading, Plc     11,301,837
   286,400  TI Group, Plc                            2,129,012
 3,772,551  Vodafone AirTouch, Plc                  18,609,617
   189,675  Zeneca Group, Plc                        7,871,456
                                                  ------------
                                                   158,694,008
                                                  ------------
            Total Common Stocks                    660,662,834
                                                  ------------
            (Cost $430,164,521)
 Total Investments - 97.3%                         660,662,834
                                                  ------------
 (Cost $430,164,521)
 Net Other Assets and Liabilities - 2.7%            18,677,714
                                                  ------------
 Total Net Assets - 100.0%                        $679,340,548
                                                  ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration of Common Stocks
as a Percentage of Net Assets:

Telephone Systems                   14.1%
Banking                             12.2%
Pharmaceuticals                      7.9%
Electronics                          7.7%
Insurance                            7.5%
Electrical Equipment                 5.6%
Oil & Gas                            4.9%
Communications                       4.7%
Heavy Machinery                      4.5%
Media - Broadcasting & Publishing    4.4%
Beverages, Food & Tobacco            3.8%
Commercial Services                  2.9%
Automotive                           2.3%
Industrial - Diversified             1.7%
Chemicals                            1.7%
Financial Services                   1.6%
Medical Supplies                     1.6%
Securities Broker                    1.5%
Electric Utilities                   1.4%
Real Estate                          1.1%
Cosmetics & Personal Care            1.0%
Food Retailers                       1.0%
Metals                               0.8%
Entertainment & Leisure              0.8%
Transportation                       0.6%
Aerospace & Defense                  0.0%
Net Other Assets and Liabilities     2.7%
                                   ------
Total                              100.0%
                                   ======

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                     Unrealized
  Currency     Contracts To Settlement Contracts At   In Exchange   Appreciation
    Value        Deliver      Dates        Value      for U.S. $   (Depreciation)
  --------     ------------ ---------- ------------- ------------- --------------
1,100,790,000      JPY      01/18/2000 $  10,810,500 $  10,393,341 $     (417,159)
  586,452,000      JPY      02/09/2000     5,779,722     5,651,188       (128,534)
  766,444,000      JPY      02/18/2000     7,564,541     7,383,854       (180,687)
  658,958,000      JPY      02/24/2000     6,509,969     6,307,810       (202,159)
  456,933,000      JPY      02/29/2000     4,517,760     4,465,180        (52,580)
                                       ------------- ------------- --------------
                                       $  35,182,492 $  34,201,373 $     (981,119)
                                       ============= ============= ==============

------------------
JPY   Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $430,200,591. Net unrealized appreciation (depreciation) aggregated $230,462,243, of which $244,702,496 related to appreciated investment securi-ties and $(14,240,253) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $493,963 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $112,633,284 and $96,044,778 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $46,287,292. The value of collateral amounted to $48,600,244.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
------------------------------------------------------------------
 COMMON STOCKS - 97.5%
         Computer Software & Processing - 13.6%
  50,100 Amazon.Com, Inc.*                             $ 3,813,863
 324,900 America Online, Inc.                           24,509,644
 153,000 BMC Software, Inc.*                            12,230,438
  88,900 Electronic Data Systems Corp.                   5,950,744
 522,500 Microsoft Corp.                                61,001,875
 161,600 Oracle Corp.*                                  18,109,300
 253,200 Sun Microsystems, Inc.                         19,607,175
  45,400 VERITAS Software Corp.                          6,497,875
  32,359 Yahoo!, Inc.*                                  14,001,335
                                                       -----------
                                                       165,722,249
                                                       -----------
         Telephone Systems - 8.0%
 145,700 Alltel Corp.                                   12,047,569
 483,100 AT & T Corp. - Liberty Media Group, Class A    27,415,925
 102,600 MCI WorldCom, Inc.                              5,444,213
 232,000 SBC Communications, Inc.                       11,310,000
 385,300 Sprint Corp.                                   25,935,507
  96,800 Sprint Corp. (PCS Group)*                       9,922,000
  35,400 VoiceStream Wireless Corp.*                     5,037,863
                                                       -----------
                                                        97,113,077
                                                       -----------
         Pharmaceuticals - 7.8%
 213,800 AMGEN Inc.                                     12,841,363
  63,600 Biogen, Inc.                                    5,374,200
 181,700 Bristol-Myers Squibb Co.                       11,662,869
  35,800 Genentech, Inc.                                 4,815,100
  48,000 Immunex Corp.                                   5,256,000
 190,900 Johnson & Johnson                              17,777,563
 433,100 Schering-Plough Corp.                          18,271,406
 230,900 Warner-Lambert Co.                             18,919,369
                                                       -----------
                                                        94,917,870
                                                       -----------
         Computers & Information - 7.6%
 105,700 Apple Computer, Inc.*                          10,867,281
 283,700 Cisco Systems, Inc.                            30,391,363
  41,200 Comverse Technology, Inc.                       5,963,700
 246,800 Dell Computer Corp.*                           12,586,800
 135,000 EMC Corp.                                      14,748,750
  37,500 Lexmark International Group, Inc.               3,393,750
 155,300 Solectron Corp.*                               14,772,900
                                                       -----------
                                                        92,724,544
                                                       -----------
         Communications - 6.7%
 299,500 Lucent Technologies, Inc.                      22,406,344
 115,800 Nextel Communications, Inc., Class A*          11,941,875
 108,100 Nokia Oyj Corp., Sponsored ADR                 20,539,000
  39,300 Omnipoint Corp.*                                4,740,563
 112,100 Qualcomm, Inc.                                 19,743,612
  37,400 Tellabs, Inc.                                   2,400,612
                                                       -----------
                                                        81,772,006
                                                       -----------
         Media - Broadcasting & Publishing - 6.3%
 206,600 CBS Corp.*                                     13,209,488
 188,900 Clear Channel Communications, Inc.*            16,859,325

                                                            Value
  Shares                                                  (Note 2)
--------------------------------------------------------------------
         Media - Broadcasting & Publishing (Continued)
 205,800 Comcast Corp., Class A                          $10,405,763
 213,500 Time Warner, Inc.                                15,465,406
 347,300 Viacom, Inc., Class B                            20,989,944
                                                         -----------
                                                          76,929,926
                                                         -----------
         Industrial - Diversified - 6.2%
 315,000 General Electric Co.                             48,746,250
 699,000 Tyco International Group SA                      27,173,625
                                                         -----------
                                                          75,919,875
                                                         -----------
         Banking - 6.2%
 120,700 Capital One Financial Corp.                       5,816,231
 472,450 Citigroup, Inc.                                  26,250,503
  30,900 Comerica, Inc.                                    1,442,644
 151,700 Fifth Third Bancorp                              11,130,988
 201,500 First Security Corp.                              5,144,557
 511,900 Firstar Corp.                                    10,813,888
  59,000 Northern Trust Corp.                              3,127,000
 174,000 Wells Fargo Co.                                   7,036,125
  70,200 Zions Bancorp.                                    4,154,963
                                                         -----------
                                                          74,916,899
                                                         -----------
         Retailers - 6.0%
  24,980 Costco Wholesale Corp.*                           2,272,125
 165,900 CVS Corp.                                         6,625,631
 167,700 Dayton-Hudson Corp.                              12,315,469
 222,500 Tandy Corp.                                      10,944,219
 479,700 TJX Cos., Inc.                                    9,803,869
 451,600 Wal-Mart Stores, Inc.                            31,216,850
                                                         -----------
                                                          73,178,163
                                                         -----------
         Electronics - 5.2%
 178,400 Intel Corp.                                      14,684,550
 215,700 Motorola, Inc.                                   31,761,825
  86,600 Texas Instruments, Inc.                           8,389,375
 176,000 Xilinx, Inc.                                      8,002,509
                                                         -----------
                                                          62,838,259
                                                         -----------
         Oil & Gas - 4.7%
 123,900 Burlington Resources, Inc.                        4,096,444
 401,900 Conoco, Inc., Class A                             9,947,025
 355,200 Enron Corp.                                      15,762,000
 209,000 Exxon Corp.                                      16,837,563
 179,800 Royal Dutch Petroleum Co.                        10,866,663
                                                         -----------
                                                          57,509,695
                                                         -----------
         Building Materials - 2.8%
 505,650 Home Depot, Inc.                                 34,668,628
                                                         -----------
         Insurance - 2.8%
 117,500 American General Corp.                            8,915,313
 205,750 American International Group, Inc.               22,246,719
  71,200 Lincoln National Corp.                            2,848,000
                                                         -----------
                                                          34,010,032
                                                         -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-------------------------------------------------------------
         Financial Services - 2.1%
  92,200 American Express Co.                   $  15,328,250
 106,400 Providian Financial Corp.                  9,689,050
                                                -------------
                                                   25,017,300
                                                -------------
         Heavy Machinery - 1.9%
  95,000 Applied Materials, Inc.*                  12,035,313
 164,900 United Technologies Corp.                 10,718,500
                                                -------------
                                                   22,753,813
                                                -------------
         Cosmetics & Personal Care - 1.8%
 180,700 Colgate-Palmolive Co.                     11,745,500
 203,300 Estee Lauder Cos., Inc., Class A          10,253,944
                                                -------------
                                                   21,999,444
                                                -------------
         Advertising - 1.8%
 267,700 Interpublic Group of Companies, Inc.      15,442,944
  60,600 Omnicom Group, Inc.                        6,060,000
                                                -------------
                                                   21,502,944
                                                -------------
         Medical Supplies - 1.8%
  87,600 Allergan, Inc.                             4,358,100
  63,000 Bausch & Lomb, Inc.                        4,311,563
  79,200 JDS Uniphase Corp.                        12,775,950
                                                -------------
                                                   21,445,613
                                                -------------
         Chemicals - 1.2%
  28,800 Avery Dennison Corp.                       2,098,800
 161,700 Praxair, Inc.                              8,135,531
  76,800 Sealed Air Corp.*                          3,979,200
                                                -------------
                                                   14,213,531
                                                -------------
         Forest Products & Paper - 1.1%
 122,400 Kimberly-Clark Corp.                       7,986,600
  77,700 Weyerhaeuser Co.                           5,579,831
                                                -------------
                                                   13,566,431
                                                -------------
         Beverages, Food & Tobacco - 0.8%
  65,800 Anheuser-Busch Companies, Inc.             4,663,575
 135,200 Sysco Corp.                                5,348,850
                                                -------------
                                                   10,012,425
                                                -------------
         Household Products - 0.6%
  52,300 Corning, Inc.                              6,743,431
                                                -------------
         Entertainment & Leisure - 0.3%
  73,100 Carnival Corp.                             3,495,094
                                                -------------
         Automotive - 0.2%
  55,400 Rockwell International Corp.               2,652,275
                                                -------------
         Total Common Stocks                    1,185,623,524
                                                -------------
         (Cost $805,796,415)

                                                     Value
  Par Value                                         (Note 2)
----------------------------------------------------------------
 COMMERCIAL PAPER (A) - 0.9%
             Financial Services - 0.2%
 $3,000,000  Trident Capital Finance
             6.20%, 01/19/00                     $    2,975,717
                                                 --------------
             Securities Broker - 0.5%
  6,000,000  Morgan Stanley Dean Witter & Co.
             5.43%, 01/31/00                          5,817,190
                                                 --------------
             Miscellaneous - 0.2%
  3,000,000  Arizona Student Loan
             7.05%, 01/05/00                          2,995,888
                                                 --------------
             Total Commercial Paper                  11,788,795
                                                 --------------
             (Cost $11,788,795)
 U.S. GOVERNMENT OBLIGATIONS - 0.8%
             U.S. Treasury Note - 0.8%
  9,550,000  5.88%, 10/31/2001                        9,490,313
                                                 --------------
             Total U.S. Government Obligations        9,490,313
                                                 --------------
             (Cost $9,547,399)
 CORPORATE DEBT - 0.6%
             Chemicals - 0.4%
  5,000,000  Du Pont (E.I.) De Nemours and Co.
             6.63%, 08/29/00                          5,006,500
                                                 --------------
             Automotive - 0.1%
  1,100,000  Ford Motor Credit Corp.
             6.25%, 11/08/00                          1,096,291
                                                 --------------
             Securities Broker - 0.1%
  1,300,000  Paine Webber Group, Inc.
             5.83%, 01/25/01                          1,280,959
                                                 --------------
             Total Corporate Debt                     7,383,750
                                                 --------------
             (Cost $7,432,697)
     Shares
 ----------
 INVESTMENT COMPANY - 0.7%
  8,200,297  SSgA Prime Money Market Fund             8,200,297
                                                 --------------
             Total Investment Company                 8,200,297
                                                 --------------
             (Cost $8,200,297)
 Total Investments - 100.5%                       1,222,486,679
                                                 --------------
 (Cost $842,765,603)
 Net Other Assets and Liabilities - (0.5)%           (6,121,581)
                                                 --------------
 Total Net Assets - 100.0%                       $1,216,365,098
                                                 ==============

------------------
*   Non-income producing security.
(A)  Effective yield at time of purchase
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $842,983,539. Net unrealized appreciation (depreciation) aggregated $379,503,140, of which $393,624,286 related to appreciated investment securi-ties and $(14,121,146) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $888,517,080 and $762,884,917 of non-governmental issuers, respectively, and $25,457,855 and $32,772,866 of U.S. Government and Agency issuers, respective-ly.

At December 31, 1999, the value of the securities loaned amounted to $66,380,117. The value of collateral amounted to $67,994,306.

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Strategic Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
 COMMON STOCKS - 87.6%
         Computer Software & Processing - 15.9%
   4,500 Electronic Data Systems Corp.            $  301,219
  25,800 J.D. Edwards & Co.*                         770,775
  45,000 Novell, Inc.*                             1,797,187
  13,800 Oracle Corp.*                             1,546,463
   8,300 Synopsys, Inc.*                             554,025
                                                  ----------
                                                   4,969,669
                                                  ----------
         Pharmaceuticals - 10.5%
  25,300 Abbott Laboratories                         918,706
  24,400 American Home Products Corp.                962,275
  24,100 Elan Corp., Plc, Sponsored ADR              710,950
  19,000 Watson Pharmaceuticals, Inc.*               680,438
                                                  ----------
                                                   3,272,369
                                                  ----------
         Commercial Services - 8.0%
  21,400 Equifax, Inc.                               504,238
  23,700 First Data Corp.                          1,168,706
  22,100 Manpower, Inc.                              831,512
                                                  ----------
                                                   2,504,456
                                                  ----------
         Computers & Information - 7.6%
  32,000 3Com Corp.*                               1,504,000
  32,500 Compaq Computer Corp.                       879,531
                                                  ----------
                                                   2,383,531
                                                  ----------
         Oil & Gas - 6.9%
  27,500 Conoco, Inc., Class B                       684,063
  12,500 Schlumberger, Ltd.                          703,125
  22,920 Transocean Sedco Forex Inc.                 772,118
                                                  ----------
                                                   2,159,306
                                                  ----------
         Apparel Retailers - 5.7%
  26,000 Abercrombie & Fitch Co., Class A*           693,875
  25,300 Limited, Inc.                             1,095,806
                                                  ----------
                                                   1,789,681
                                                  ----------
         Banking - 4.2%
  12,000 First Union Corp.                           393,750
  15,000 ING Groep NV-ADR                            915,000
                                                  ----------
                                                   1,308,750
                                                  ----------
         Insurance - 4.1%
  23,000 Allstate Corp.                              552,000
  14,000 MBIA, Inc.                                  739,375
                                                  ----------
                                                   1,291,375
                                                  ----------
         Telephone Systems - 4.1%
  25,000 AT & T Corp.                              1,268,750
                                                  ----------

                                                                 Value
  Shares                                                       (Note 2)
-------------------------------------------------------------------------
         Medical Supplies - 3.3%
   8,500 Baxter International, Inc.                           $   533,906
  15,500 Mallinckrodt, Inc.                                       493,094
                                                              -----------
                                                                1,027,000
                                                              -----------
         Electrical Equipment - 3.0%
   6,992 Koninklijke (Royal) Phillips Electronics NV, ADR         943,920
                                                              -----------
         Retailers - 2.8%
  15,400 Neiman Marcus Group, Inc.*                               430,237
  41,100 Office Depot, Inc.                                       449,531
                                                              -----------
                                                                  879,768
                                                              -----------
         Household Products - 2.4%
  29,500 Owens-Illinois, Inc.*                                    739,344
                                                              -----------
         Mining - 2.3%
  24,800 De Beers Consolidated Mines, ADR                         717,650
                                                              -----------
         Restaurants - 1.9%
  24,000 Brinker International, Inc.*                             576,000
                                                              -----------
         Transportation - 1.5%
  19,500 Ryder System, Inc.                                       476,531
                                                              -----------
         Beverages, Food & Tobacco - 1.3%
  17,500 Philip Morris Cos., Inc.                                 405,781
                                                              -----------
         Textiles, Clothing & Fabrics - 1.1%
  28,000 Warnaco Group, Inc.                                      344,750
                                                              -----------
         Home Construction, Furnishings & Appliances - 1.0%
   9,700 Lear Corp.*                                              310,400
                                                              -----------
         Communications - 0.0%
       1 ComSat Corp.                                                  19
                                                              -----------
         Total Common Stocks                                   27,369,050
                                                              -----------
         (Cost $24,221,019)
 Total Investments - 87.6%                                     27,369,050
                                                              -----------
 (Cost $24,221,019)
 Net Other Assets and Liabilities - 12.4%                       3,884,931
                                                              -----------
 Total Net Assets - 100.0%                                    $31,253,981
                                                              ===========

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $24,221,018. Net unrealized appreciation (depreciation) aggregated $3,148,032, of which $5,386,097 related to appreciated investment securities and $(2,238,065) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $21,740,747 and $11,425,717 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
--------------------------------------------

                                  Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                       Value
  Shares                                             (Note 2)
---------------------------------------------------------------
 COMMON STOCKS - 96.9%
         Computer Software & Processing - 12.7%
 228,600 America Online, Inc.                       $17,245,013
 178,638 At Home Corp., Class A                       7,659,104
 139,400 Computer Associates International, Inc.      9,749,288
 116,400 Electronic Data Systems Corp.                7,791,525
 429,400 Microsoft Corp.                             50,132,450
 193,400 Oracle Corp.*                               21,672,888
  58,300 Psinet, Inc.*                                3,600,025
 122,100 Sun Microsystems, Inc.                       9,455,119
  22,600 Yahoo!, Inc.*                                9,778,738
                                                    -----------
                                                    137,084,150
                                                    -----------
         Telephone Systems - 10.1%
 363,482 AT & T Corp. - Liberty Media Group          20,627,604
 180,730 AT & T Corp.                                 9,172,048
 340,629 MCI WorldCom, Inc.                          18,074,626
 209,101 Qwest Communications International, Inc.     8,991,343
 397,692 SBC Communications, Inc.                    19,387,485
 203,500 Sprint Corp.                                13,698,094
  55,050 Sprint Corp. (PCS Group)*                    5,642,625
 262,750 Vodafone AirTouch, Plc                      13,006,125
                                                    -----------
                                                    108,599,950
                                                    -----------
         Communications - 6.8%
 164,400 General Instrument Corp.*                   13,974,000
 105,800 Lucent Technologies, Inc.                    7,915,163
 147,500 Nortel Networks Corp.                       14,897,500
 154,800 Qualcomm, Inc.                              27,263,930
 142,800 Tellabs, Inc.                                9,165,975
                                                    -----------
                                                     73,216,568
                                                    -----------
         Oil & Gas - 6.8%
  48,700 Atlantic Richfield Co.                       4,212,550
 234,000 BJ Services Co.*                             9,784,125
  52,300 Chevron Corp.                                4,530,488
 284,200 Coastal Corp.                               10,071,338
 187,800 Conoco, Inc., Class B                        4,671,525
 120,800 Exxon Corp.                                  9,731,950
 319,400 Global Marine, Inc.*                         5,310,025
 162,300 Nabors Industries, Inc.*                     5,021,156
 211,800 Royal Dutch Petroleum Co.                   12,800,663
  36,600 Total SA, ADR                                2,534,550
 132,800 Transocean Sedco Forex Inc.                  4,473,700
                                                    -----------
                                                     73,142,070
                                                    -----------
         Pharmaceuticals - 6.4%
 193,900 American Home Products Corp.                 7,646,931
 111,200 AMGEN Inc.                                   6,678,950
 178,760 Bristol-Myers Squibb Co.                    11,474,158
 114,900 Johnson & Johnson                           10,700,063
 121,300 Merck & Co., Inc.                            8,134,681
 138,900 Pfizer, Inc.                                 4,505,569
 121,900 Schering-Plough Corp.                        5,142,656
 177,100 Warner-Lambert Co.                          14,511,131
                                                    -----------
                                                     68,794,139
                                                    -----------

                                                         Value
  Shares                                               (Note 2)
-----------------------------------------------------------------
           Computers & Information - 5.8%
 330,650   Cisco Systems, Inc.                        $35,420,881
  49,800   EMC Corp.*                                   5,440,650
  36,300   Hewlett-Packard Co.                          4,135,931
 113,500   International Business Machines Corp.       12,258,000
  53,300   Minnesota Mining and Manufacturing Co.       5,216,738
                                                      -----------
                                                       62,472,200
                                                      -----------
           Media - Broadcasting & Publishing - 5.4%
 256,000   Charter Communications, Inc., Class A*       5,600,000
 107,000   Clear Channel Communications, Inc.*          9,549,750
 241,300   Fox Entertainment Group, Class A*            6,017,419
 295,500   Infinity Broadasting Corp., Class A*        10,693,406
 101,600   MediaOne Group, Inc.*                        7,804,150
 278,900   News Corp., Ltd., Sponsored, Preferred ADR   9,325,719
 125,100   Time Warner, Inc.                            9,061,931
                                                      -----------
                                                       58,052,375
                                                      -----------
           Banking - 5.2%
 148,200   Bank Of New York Co., Inc.                   5,928,000
 161,400   Capital One Financial Corp.                  7,777,463
  80,600   Chase Manhattan Corp.                        6,261,613
 347,950   Citigroup, Inc.                             19,332,972
  97,718   Fleet Boston Financial Corp.                 3,401,808
  44,800   PNC Bank Corp.                               1,993,600
  33,000   State Street Corp.                           2,411,063
 218,000   Wells Fargo Co.                              8,815,375
                                                      -----------
                                                       55,921,894
                                                      -----------
           Industrial - Diversified - 4.2%
 260,800   General Electric Co.                        40,358,800
 123,900   Tyco International Group SA                  4,816,613
                                                      -----------
                                                       45,175,413
                                                      -----------
           Retailers - 4.0%
 105,200   Best Buy Co., Inc.*                          5,279,835
  48,700   Circuit City Stores, Inc.                    2,194,489
 234,400   CVS Corp.                                    9,361,350
 377,500   Wal-Mart Stores, Inc.                       26,094,688
                                                      -----------
                                                       42,930,362
                                                      -----------
           Electronics - 3.0%
 137,800   Altera Corp.*                                6,829,713
 136,900   Intel Corp.                                 11,268,581
  85,100   LSI Logic Corp.*                             5,744,250
  59,800   Motorola, Inc.                               8,805,550
                                                      -----------
                                                       32,648,094
                                                      -----------
           Insurance - 3.0%
  26,600   AMBAC, Inc.                                  1,388,188
 132,100   American International Group, Inc.          14,283,313
  77,200   Marsh & Mclennan Cos. Inc.                   7,387,075
  36,700   UnumProvident Corp.                          1,176,694
 150,200   XL Captial, Ltd.                             7,791,625
                                                      -----------
                                                       32,026,895
                                                      -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                                  Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                 Value
  Shares                                       (Note 2)
---------------------------------------------------------
         Beverages, Food & Tobacco - 2.9%
 149,900 Anheuser-Busch Companies, Inc.       $10,624,163
 168,300 Coca-Cola Co.                          9,803,475
 173,400 General Mills, Inc.                    6,199,050
 131,900 Safeway, Inc.*                         4,690,694
                                              -----------
                                               31,317,382
                                              -----------
         Aerospace & Defense - 2.7%
 208,900 Boeing Co.                             8,682,406
 119,900 General Dynamics Corp.                 6,324,725
 237,650 Honeywell International, Inc.         13,709,434
                                              -----------
                                               28,716,565
                                              -----------
         Chemicals - 2.4%
 286,900 Du Pont (E.I.) De Nemours and Co.     18,899,703
 472,600 Grace (W.R.) & Co.*                    6,557,325
                                              -----------
                                               25,457,028
                                              -----------
         Medical Supplies - 2.4%
 135,000 Baxter International, Inc.             8,479,688
 100,600 JDS Uniphase Corp.                    16,228,038
   8,000 VISX, Inc.*                              414,000
                                              -----------
                                               25,121,726
                                              -----------
         Automotive - 2.2%
 219,600 Ford Motor Co.                        11,734,875
  90,100 General Motors Corp.                   6,549,144
  59,200 General Motors Corp., Class H*         5,683,200
                                              -----------
                                               23,967,219
                                              -----------
         Heavy Machinery - 1.7%
  76,700 Caterpillar, Inc.                      3,609,694
  61,300 Parker-Hannifin Corp.                  3,145,456
 227,100 Smith International, Inc.*            11,284,031
                                              -----------
                                               18,039,181
                                              -----------
         Financial Services - 1.6%
  22,700 American Express Co.                   3,773,875
  73,000 Charles Schwab Corp.                   2,801,375
 190,000 Freddie Mac                            8,941,875
  50,900 Household International, Inc.          1,896,025
                                              -----------
                                               17,413,150
                                              -----------
         Building Materials - 1.5%
 232,800 Home Depot, Inc.                      15,961,350
                                              -----------
         Securities Broker - 1.4%
  26,700 Donaldson, Lufkin & Jenrette, Inc.     1,291,613
  90,600 Lehman Brothers Holdings, Inc.         7,672,676
  75,700 Merrill Lynch & Co., Inc.              6,320,950
                                              -----------
                                               15,285,239
                                              -----------
         Cosmetics & Personal Care - 1.2%
 176,500 Gillette Co.                           7,269,594
  54,500 Procter & Gamble Co.                   5,971,156
                                              -----------
                                               13,240,750
                                              -----------

                                                     Value
  Shares                                            (Note 2)
---------------------------------------------------------------
         Commercial Services - 1.0%
 273,000 Halliburton Co.                         $   10,988,250
                                                 --------------
         Health Care Providers - 0.8%
 181,000 Columbia/HCA Healthcare Corp.                5,305,563
 110,800 Tenet Healthcare Corp.*                      2,603,800
                                                 --------------
                                                      7,909,363
                                                 --------------
         Forest Products & Paper - 0.7%
  77,900 Kimberly-Clark Corp.                         5,082,975
  37,700 Weyerhaeuser Co.                             2,707,331
                                                 --------------
                                                      7,790,306
                                                 --------------
         Metals - 0.6%
  96,400 Engelhard Corp.                              1,819,550
 314,100 Homestake Mining Co.                         2,453,906
 236,500 Placer Dome, Inc.                            2,542,375
                                                 --------------
                                                      6,815,831
                                                 --------------
         Food Retailers - 0.3%
 178,600 Kroger Co.                                   3,371,075
                                                 --------------
         Transportation - 0.1%
  18,000 Kansas City Southern Industries, Inc.        1,343,250
                                                 --------------
         Total Common Stocks                      1,042,801,775
                                                 --------------
         (Cost $735,056,293)
 Total Investments - 96.9%                        1,042,801,775
                                                 --------------
 (Cost $735,056,293)
 Net Other Assets and Liabilities - 3.1%             33,495,041
                                                 --------------
 Total Net Assets - 100.0%                       $1,076,296,816
                                                 ==============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $738,086,201. Net unrealized appreciation (depreciation) aggregated $304,715,574, of which $326,388,791 related to appreciated investment securi-ties and $(21,673,217) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,076,229,940 and $1,136,348,284 of non-governmental issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $71,038,419. The value of collateral amounted to $73,233,690.

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 94.8%

         Computer Software & Processing - 10.7%
   6,000 Adobe Systems, Inc.                       $  403,500
 109,808 America Online, Inc.                       8,283,641
   3,000 Autodesk, Inc.                               101,250
  30,800 Automatic Data Processing, Inc.            1,659,350
  12,000 BMC Software, Inc.*                          959,250
   8,800 Cabletron Systems, Inc.*                     228,800
   7,100 Ceridian Corp.*                              153,094
   4,500 Citrix Systems, Inc.*                        553,500
  26,550 Computer Associates International, Inc.    1,856,841
   8,300 Computer Sciences Corp.*                     785,388
  17,500 Compuware Corp.*                             651,875
   3,600 Deluxe Corp.                                  98,775
  23,100 Electronic Data Systems Corp.              1,546,256
  15,000 IMS Health, Inc.                             407,813
 253,600 Microsoft Corp.                           29,607,751
  16,200 Novell, Inc.*                                646,988
  69,980 Oracle Corp.*                              7,842,134
  13,200 Parametric Technology Corp.*                 357,225
  11,900 PeopleSoft, Inc.*                            253,619
   1,400 Shared Medical Systems Corp.                  71,313
  76,800 Sun Microsystems, Inc.                     5,947,200
  15,100 Unisys Corp.*                                482,256
  13,050 Yahoo!, Inc.*                              5,646,572
                                                   ----------
                                                   68,544,391
                                                   ----------

         Computers & Information - 8.5%
  17,000 3Com Corp.*                                  799,000
   8,000 Apple Computer, Inc.*                        822,500
 160,700 Cisco Systems, Inc.                       17,214,988
  83,357 Compaq Computer Corp.                      2,255,849
   3,600 Comverse Technology, Inc.*                   521,100
 124,900 Dell Computer Corp.*                       6,369,900
  49,950 EMC Corp.                                  5,457,038
  15,560 Gateway 2000                               1,121,293
  50,100 Hewlett-Packard Co.                        5,708,269
  88,600 International Business Machines Corp.      9,568,800
   6,400 Lexmark International Group, Inc.*           579,200
  19,700 Minnesota Mining and Manufacturing Co.     1,928,138
  10,200 Seagate Technology, Inc.*                    474,938
   8,900 Silicon Graphics*                             87,331
  14,500 Solectron Corp.*                           1,379,313
                                                   ----------
                                                   54,287,657
                                                   ----------

         Pharmaceuticals - 7.5%
  75,500 Abbott Laboratories                        2,741,594
   4,900 ALZA Corp., Class A*                         169,663
  64,200 American Home Products Corp.               2,531,888
  50,200 AMGEN, Inc.                                3,015,138
  97,400 Bristol-Myers Squibb Co.                   6,251,863
  13,800 Cardinal Health, Inc.                        660,675
  68,400 Johnson & Johnson                          6,369,750
  53,600 Lilly (Eli) & Co.                          3,564,400
  13,814 McKesson HBOC, Corp.                         311,678
 114,800 Merck & Co., Inc.                          7,698,775

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Pharmaceuticals (continued)
   2,100 Millipore Corp.                           $   81,113
 190,100 Pfizer, Inc.                               6,166,369
  25,380 Pharmacia & Upjohn, Inc.                   1,142,100
  72,200 Schering-Plough Corp.                      3,045,938
   4,900 Sigma Aldrich Corp.                          147,306
  42,300 Warner-Lambert Co.                         3,465,956
   4,700 Watson Pharmaceuticals, Inc.*                168,319
                                                   ----------
                                                   47,532,525
                                                   ----------

         Telephone Systems - 7.3%
  15,500 Alltel Corp.                               1,281,656
 157,000 AT & T Corp.                               7,967,750
  76,346 Bell Atlantic Corp.                        4,700,051
  92,400 BellSouth Corp.                            4,325,475
   6,900 CenturyTel, Inc.                             326,888
  37,235 Global Crossing, Ltd.*                     1,861,750
  47,700 GTE Corp.                                  3,365,831
 139,466 MCI WorldCom, Inc.                         7,400,388
 167,498 SBC Communications, Inc.                   8,165,528
  42,900 Sprint Corp.                               2,887,706
  21,200 Sprint Corp. (PCS Group)*                  2,173,000
  24,904 U.S. West, Inc.                            1,793,088
                                                   ----------
                                                   46,249,111
                                                   ----------

         Banking - 6.8%
  19,200 Amsouth Bancorp.                             370,800
  35,788 Associates First Capital Corp., Class A      981,933
  56,375 Banc One Corp.                             1,807,523
  83,959 Bank of America Corp.                      4,213,692
  36,200 Bank Of New York Co., Inc.                 1,448,000
  16,200 BB&T Corp.                                   443,475
   9,637 Capital One Financial Corp.                  464,383
  40,552 Chase Manhattan Corp.                      3,150,384
 165,640 Citigroup, Inc.                            9,203,373
   7,750 Comerica, Inc.                               361,828
  15,175 Fifth Third Bancorp                        1,113,466
  48,396 First Union Corp.                          1,587,994
  48,028 Firstar Corp.                              1,014,592
  44,976 Fleet Boston Financial Corp.               1,565,727
   7,800 Golden West Financial Corp.                  261,300
  11,263 Huntington Bancshares, Inc.                  268,904
  21,800 KeyCorp                                      482,325
  39,318 MBNA Corp.                                 1,071,416
  24,900 Mellon Financial Co.                         848,156
   8,600 Morgan (J.P.) & Co., Inc.                  1,088,975
  30,200 National City Corp.                          715,363
  11,000 Northern Trust Corp.                         583,000
   5,800 Old Kent Financial Corp.                     205,175
  14,400 PNC Bank Corp.                               640,800
  10,700 Regions Financial Corp.                      268,838
   5,100 Republic New York Corp.                      367,200
   7,757 SLM Holding Corp.                            327,733
   8,300 SouthTrust Corp.                             313,844
   7,800 State Street Corp.                           569,888
   8,600 Summit Bancorp                               263,375
  15,800 Suntrust Banks, Inc.                       1,087,238

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Banking (continued)
  13,700 Synovus Financial Corp.                 $  272,288
   6,900 Union Planters Corp.                       272,119
  35,550 U.S. Bancorp.                              846,534
   9,900 Wachovia Corp.                             673,200
  28,183 Washington Mutual, Inc.                    732,758
  80,630 Wells Fargo Co.                          3,260,476
                                                 ----------
                                                 43,148,075
                                                 ----------

         Oil & Gas - 5.5%
   4,400 Amerada Hess Corp.                         249,700
   6,200 Anadarko Petroleum Corp.                   211,575
   5,600 Apache Corp.                               206,850
   3,400 Ashland, Inc.                              111,988
  15,800 Atlantic Richfield Co.                   1,366,700
  10,582 Burlington Resources, Inc.                 349,867
  32,200 Chevron Corp.                            2,789,325
  10,400 Coastal Corp.                              368,550
   4,000 Columbia Energy Group                      253,000
  30,600 Conoco, Inc., Class B                      761,175
   4,700 Consolidated Natural Gas Co.               305,206
   1,400 Eastern Enterprises                         80,413
  11,200 El Paso Energy Corp.                       434,700
  35,100 Enron Corp.                              1,557,563
 169,730 Exxon Corp.                             13,673,873
   2,300 Helmerich & Payne, Inc.                     50,169
   4,181 Kerr-Mcgee Corp.                           259,222
   2,200 Nicor, Inc.                                 71,500
   1,400 Oneok, Inc.                                 35,175
   1,800 Peoples Energy Corp.                        60,300
  12,500 Phillips Petroleum Co.                     587,500
   4,000 Rowan Cos., Inc.*                           86,750
 105,400 Royal Dutch Petroleum Co.                6,370,113
  27,000 Schlumberger, Ltd.                       1,518,750
   4,400 Sunoco, Inc.                               103,400
  27,100 Texaco, Inc.                             1,471,869
   6,900 Tosco Corp.                                187,594
   5,227 Transocean Sedco Forex Inc.                176,091
  12,381 Union Pacific Resources Group, Inc.        157,858
  11,900 Unocal Corp.                               399,394
  15,200 USX-Marathon Group                         375,250
  21,200 Williams Cos., Inc.                        647,925
                                                 ----------
                                                 35,279,345
                                                 ----------

         Communications - 4.6%
   7,400 ADC Telecommunications, Inc.*              536,963
   3,900 Andrew Corp.*                               73,856
   8,600 General Instrument Corp.*                  731,000
 153,982 Lucent Technologies, Inc.               11,519,778
   7,400 Network Appliance, Inc.                    614,663
  18,000 Nextel Communications, Inc., Class A*    1,856,250
  65,680 Nortel Networks Corp.                    6,633,680
  32,800 Qualcomm, Inc.                           5,776,900
   3,900 Scientific Atlanta, Inc.                   216,938
  19,700 Tellabs, Inc.                            1,264,494
                                                 ----------
                                                 29,224,522
                                                 ----------
                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Industrial - Diversified - 4.5%
   2,000 Armstrong World Industries, Inc.        $   66,750
   1,600 FMC Corp.*                                  91,700
 161,200 General Electric Co.                    24,945,700
   1,500 Jostens, Inc.                               36,469
     400 NACCO Industries, Inc., Class A             22,225
  82,842 Tyco International Group SA              3,220,483
                                                 ----------
                                                 28,383,327
                                                 ----------

         Electronics - 4.4%
   5,100 Adaptec, Inc.*                             254,363
   7,200 Advanced Micro Devices, Inc.*              208,350
   8,600 Analog Devices, Inc.*                      799,800
  21,300 Emerson Electric Co.                     1,222,088
 164,200 Intel Corp.                             13,515,713
   7,300 LSI Logic Corp.*                           492,750
  13,300 Micron Technology, Inc.*                 1,034,075
   7,700 Molex Inc.                                 436,494
  29,900 Motorola, Inc.                           4,402,775
   8,500 National Semiconductor Corp.*              363,906
  16,500 Raytheon Co., Class B                      438,281
   8,500 Teradyne, Inc.*                            561,000
  39,400 Texas Instruments, Inc.                  3,816,875
  15,800 Xilinx, Inc.                               718,407
                                                 ----------
                                                 28,264,877
                                                 ----------

         Retailers - 4.1%
   2,600 Alberto-Culver Co., Class B                 67,113
   7,100 AutoZone, Inc.*                            229,419
   6,900 Bed Bath & Beyond Inc.*                    239,775
  10,000 Best Buy Co., Inc.*                        501,875
  10,000 Circuit City Stores, Inc.                  450,625
   5,300 Consolidated Stores Corp.*                  86,125
  10,856 Costco Wholesale Corp.*                    990,610
  19,100 CVS Corp.                                  762,806
  21,700 Dayton-Hudson Corp.                      1,593,594
   5,200 Dillards, Inc., Class A                    104,975
  12,950 Dollar General Corp.                       294,613
  10,400 Federated Department Stores, Inc.*         525,850
   3,400 Harcourt General, Inc.                     136,850
  12,700 J.C. Penney Co., Inc.                      253,206
  24,200 K Mart Corp.*                              243,513
   1,900 Longs Drug Stores Corp.                     49,044
  16,300 May Department Stores Co.                  525,675
  16,000 Office Depot, Inc.*                        175,000
  12,700 Rite Aid Corp.                             142,081
  18,500 Sears Roebuck & Co.                        563,094
   8,000 Sherwin Williams Co.                       168,000
  22,800 Staples, Inc.*                             473,100
   9,400 Tandy Corp.                                462,363
  15,100 TJX Cos., Inc.                             308,606
  11,900 Toys "R" Us, Inc.*                         170,319
  49,200 Walgreen Co.                             1,439,100
 218,600 Wal-Mart Stores, Inc.                   15,110,725
                                                 ----------
                                                 26,068,056
                                                 ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Beverages, Food & Tobacco - 4.1%
   1,900 Adolph Coors Co.                          $   99,750
  22,800 Anheuser-Busch Companies, Inc.             1,615,950
  29,759 Archer-Daniels-Midland Co.                   362,691
  13,800 Best Foods                                   725,363
   3,300 Brown Forman Corp., Class B                  188,925
  20,900 Campbell Soup Co.                            808,569
 121,300 Coca-Cola Co.                              7,065,725
  20,900 Coca-Cola Enterprises, Inc.                  420,613
  24,000 Conagra, Inc                                 541,500
  14,900 General Mills, Inc.                          532,675
   5,100 Hercules, Inc.                               142,163
   6,900 Hershey Foods Corp.                          327,750
  17,600 H.J. Heinz Co.                               700,700
  19,800 Kellogg Co.                                  610,088
  15,900 Nabisco Group Holdings Corp.                 168,938
  71,500 PepsiCo, Inc.                              2,520,375
 116,200 Philip Morris Cos., Inc.                   2,694,388
   6,600 Quaker Oats Co.                              433,125
  15,800 Ralston Purina Co.                           440,425
  24,900 Safeway, Inc.*                               885,506
  44,500 Sara Lee Corp.                               981,781
  21,200 Seagram Co., Ltd.                            952,675
   6,800 Supervalu, Inc.                              136,000
  16,200 Sysco Corp.                                  640,913
  28,089 Unilever NV                                1,529,095
   8,400 UST, Inc.                                    211,575
   5,700 Wm. Wrigley Jr. Co.                          472,744
                                                   ----------
                                                   26,210,002
                                                   ----------

         Insurance - 2.9%
   7,398 Aetna, Inc.                                  412,901
  13,100 AFLAC Corp.                                  618,156
  39,538 Allstate Corp.                               948,912
  12,117 American General Corp.                       919,377
  76,090 American International Group, Inc.         8,227,231
  12,550 AON Corp.                                    502,000
   8,600 Chubb Corp.                                  484,288
   9,100 CIGNA Corp.                                  733,119
   8,000 Cincinnati Financial Corp.                   249,500
  16,007 Conseco, Inc.                                286,125
  10,900 Hartford Financial Services Group, Inc.      516,388
   8,100 Humana, Inc.*                                 66,319
   5,200 Jefferson Pilot Corp.                        354,900
   9,500 Lincoln National Corp.                       380,000
   5,300 Loews Corp.                                  321,644
  13,250 Marsh & Mclennan Cos., Inc.                1,267,859
   4,900 MBIA, Inc.                                   258,781
   5,200 MGIC Investment Corp.                        312,975
   3,700 Progressive Corp.                            270,563
   6,200 SAFECO Corp.                                 154,225
  11,100 St. Paul Cos.                                373,931
   6,300 Torchmark Corp.                              183,094
   8,400 United Healthcare Corp.                      446,250
  11,718 UnumProvident Corp.                          375,708
                                                   ----------
                                                   18,664,246
                                                   ----------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Media - Broadcasting & Publishing - 2.9%
   3,000 American Greetings Corp., Class A           $   70,875
  37,516 CBS Corp.*                                   2,398,679
  16,600 Clear Channel Communications, Inc.*          1,481,550
  36,900 Comcast Corp., Class A                       1,865,756
   4,400 Dow Jones & Co., Inc.                          299,200
  13,800 Gannett Co., Inc.                            1,125,563
   4,100 Knight-Ridder, Inc.                            243,950
   9,600 McGraw-Hill Cos., Inc.                         591,600
  30,200 MediaOne Group, Inc.*                        2,319,738
   2,600 Meredith Corp.                                 108,388
   8,400 New York Times Co., Class A                    412,650
  63,160 Time Warner, Inc.                            4,575,153
   3,000 Times Mirror Co., Class A                      201,000
  11,600 Tribune Co.                                    638,725
  34,226 Viacom, Inc., Class B                        2,068,534
                                                     ----------
                                                     18,401,361
                                                     ----------

         Cosmetics & Personal Care - 1.9%
  11,800 Avon Products, Inc.                            389,400
  11,600 Clorox Co.                                     584,350
  28,600 Colgate-Palmolive Co.                        1,859,000
  52,700 Gillette Co.                                 2,170,581
   5,200 International Flavors & Fragrances, Inc.       196,300
  64,700 Procter & Gamble Co.                         7,088,694
                                                     ----------
                                                     12,288,325
                                                     ----------

         Financial Services - 1.9%
  22,100 American Express Co.                         3,674,125
  40,300 Charles Schwab Corp.                         1,546,513
   5,500 Countrywide Credit Industries, Inc.            138,875
  12,230 Franklin Resources, Inc.                       392,124
  50,300 Fannie Mae                                   3,140,606
  34,100 Freddie Mac                                  1,604,831
  23,059 Household International, Inc.                  858,948
   7,050 Providian Financial Corp.                      641,991
                                                     ----------
                                                     11,998,013
                                                     ----------

         Electric Utilities - 1.6%
  10,100 AES Corp.*                                     754,975
   6,700 Ameren Corp.                                   219,425
   9,400 American Electric Power, Inc.                  301,975
   7,700 Carolina Power & Light Co.                     234,369
  10,400 Central & South West Corp.                     208,000
   7,643 Cinergy Corp.                                  184,387
   5,600 CMS Energy Corp.                               174,650
  10,800 Consolidated Edison, Inc.                      372,600
   7,350 Constellation Energy Group, Inc.               213,150
   9,350 Dominion Resources, Inc.                       366,988
   7,100 DTE Energy Co.                                 222,763
  17,917 Duke Energy Corp.                              898,090
  17,000 Edison International                           445,188
  12,100 Entergy Corp.                                  311,575
  11,400 FirstEnergy Corp.                              258,638
   8,700 Florida Power & Light Group Capital, Inc.      372,469
   4,800 Florida Progress Corp.                         203,100
   6,100 GPU, Inc.                                      182,619
   5,600 New Century Energies, Inc.                     170,100
   9,100 Niagara Mohawk Power Corp.*                    126,831

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Electric Utilities (continued)
   7,600 Northern States Power Co.               $  148,200
   9,100 Peco Energy Co.                            316,225
  18,700 PG&E Corp.                                 383,350
   4,100 Pinnacle West Capital Corp.                125,306
   7,000 PP&L Resources, Inc.                       160,125
  10,700 Public Service Enterprise Group, Inc.      372,494
  14,398 Reliant Energy, Inc.                       329,354
  11,613 Sempra Energy                              201,776
  32,900 Southern Co.                               773,150
  13,440 Texas Utilities Co.                        477,960
  10,600 Unicom Corp.                               355,100
                                                 ----------
                                                  9,864,932
                                                 ----------

         Building Materials - 1.4%
 113,097 Home Depot, Inc.                         7,754,213
  18,800 Lowes Cos., Inc.                         1,123,300
   2,500 Owens-Corning                               48,281
   4,900 Vulcan Materials Co.                       195,694
                                                 ----------
                                                  9,121,488
                                                 ----------

         Chemicals - 1.4%
  11,200 Air Products & Chemicals, Inc.             375,900
   5,600 Avery Dennison Corp.                       408,100
  10,800 Dow Chemical Co.                         1,443,150
  51,400 Du Pont (E.I.) De Nemours and Co.        3,385,975
   3,800 Eastman Chemical Co.                       181,213
   3,400 Grace (W.R.) & Co.*                         47,175
   2,800 Great Lakes Chemical Corp.                 106,925
  31,200 Monsanto Co.                             1,111,500
  17,900 Occidental Petroleum Corp.                 387,088
   8,600 PPG Industries, Inc.                       538,038
   7,900 Praxair, Inc.                              397,469
   4,008 Sealed Air Corp.*                          207,665
   6,600 Union Carbide Corp.                        440,550
                                                 ----------
                                                  9,030,748
                                                 ----------

         Automotive - 1.3%
   3,600 Cooper Tire & Rubber Co.                    56,025
   8,009 Dana Corp.                                 239,769
  27,628 Delphi Automotive Systems Corp.            435,141
  59,300 Ford Motor Co.                           3,168,844
  31,400 General Motors Corp.                     2,282,388
   8,650 Genuine Parts Co.                          214,628
   5,300 Goodrich (B.F.) Co.                        145,750
   7,500 Goodyear Tire & Rubber Co.                 211,406
   4,200 ITT Industries, Inc.                       140,438
   3,100 Navistar International Corp.*              146,863
   3,780 Paccar, Inc.                               167,501
   2,400 Pep Boys - Manny, Moe & Jack                21,900
   9,300 Rockwell International Corp.               445,238
   6,000 TRW, Inc.                                  311,625
                                                 ----------
                                                  7,987,516
                                                 ----------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
         Heavy Machinery - 1.2%
  18,700 Applied Materials, Inc.*           $2,369,056
  16,080 Baker Hughes, Inc.                    338,685
   4,200 Black & Decker Corp.                  219,450
   1,200 Briggs & Stratton Corp.                64,350
  17,500 Caterpillar, Inc.                     823,594
   2,100 Cummins Engine Co., Inc.              101,456
  11,500 Deere & Co.                           498,813
  10,000 Dover Corp.                           453,750
   8,000 Ingersoll-Rand Co.                    440,500
   1,800 Milacron, Inc.                         27,675
   5,900 Pall Corp.                            127,219
   5,475 Parker-Hannifin Corp.                 280,936
   4,300 Stanley Works                         129,538
   2,900 Timken Co.                             59,269
  23,500 United Technologies Corp.           1,527,500
   4,500 W.W. Grainger, Inc.                   215,156
                                            ----------
                                             7,676,947
                                            ----------

         Medical Supplies - 1.2%
   6,400 Allergan, Inc.                        318,400
   2,900 Bausch & Lomb, Inc.                   198,469
  14,400 Baxter International, Inc.            904,500
  12,100 Becton, Dickinson & Co.               323,675
   5,500 Biomet, Inc.                          220,000
  20,200 Boston Scientific Corp.*              441,875
   2,600 C.R. Bard, Inc.                       137,800
   7,000 Danaher Corp.                         337,750
   3,700 Eaton Corp.                           268,713
  15,000 Guidant Corp.*                        705,000
   4,500 KLA-Tencor Corp.*                     501,188
   3,400 Mallinckrodt, Inc.                    108,163
  58,600 Medtronic, Inc.                     2,135,238
   5,200 PE Corp. - PE Biosystems Group        625,625
   4,100 St. Jude Medical, Inc.*               125,819
   2,350 Tektronix, Inc.                        91,356
   7,600 Thermo Electron Corp.*                114,000
                                            ----------
                                             7,557,571
                                            ----------

         Securities Broker - 1.0%
   5,752 Bear Stearns Cos., Inc.               245,898
   5,900 Lehman Brothers Holdings, Inc.        499,656
  18,200 Merrill Lynch & Co., Inc.           1,519,700
  27,417 Morgan Stanley Dean Witter & Co.    3,913,777
   7,000 Paine Webber Group, Inc.              271,688
   5,800 T. Rowe Price Associates, Inc.        214,238
                                            ----------
                                             6,664,957
                                            ----------

         Forest Products & Paper - 0.9%
   2,600 Bemis Co.                              90,675
   2,700 Boise Cascade Corp.                   109,350
   4,700 Champion International Corp.          291,106
  10,600 Fort James Corp.                      290,175
   8,300 Georgia-Pacific Corp.                 421,225
   7,300 Ikon Office Solutions, Inc.            49,731
  20,392 International Paper Co.             1,150,874
  26,840 Kimberly-Clark Corp.                1,751,310

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Forest Products & Paper (continued)
   5,200 Louisiana Pacific Corp.                 $   74,100
   5,000 Mead Corp.                                 217,188
   8,400 Pactiv Corp.*                               89,250
   1,500 Potlatch Corp.                              66,938
   2,800 Temple Inland, Inc.                        184,625
   4,850 Westvaco Corp.                             158,231
  11,600 Weyerhaeuser Co.                           833,025
   5,500 Willamette Industries, Inc.                255,406
                                                 ----------
                                                  6,033,209
                                                 ----------

         Commercial Services - 0.9%
   9,100 Allied Waste Industries, Inc.*              80,194
  34,733 Cendant Corp.*                             922,595
   7,900 Dun & Bradstreet Corp.                     233,050
   6,400 Ecolab, Inc.                               250,400
   6,900 Equifax, Inc.                              162,581
  20,600 First Data Corp.                         1,015,838
   3,800 Fluor Corp.                                174,325
  21,600 Halliburton Co.                            869,400
   4,800 H&R Block, Inc.                            210,000
  12,100 Paychex, Inc.                              484,000
   2,300 Perkinelmer, Inc.                           95,881
  13,000 Pitney Bowes, Inc.                         628,063
   5,600 Quintiles Transnational Corp.*             104,650
   6,200 R. R. Donnelley & Sons Co.                 153,838
  13,200 Service Corp. International                 91,575
  30,435 Waste Management, Inc.                     523,102
                                                 ----------
                                                  5,999,492
                                                 ----------

         Aerospace & Defense - 0.9%
  45,838 Boeing Co.                               1,905,142
   9,900 General Dynamics Corp.                     522,225
  38,875 Honeywell International Inc.             2,242,602
  19,282 Lockheed Martin Corp.                      421,794
   3,500 Northrop Grumman Corp.                     189,219
   7,400 Textron, Inc.                              567,488
                                                 ----------
                                                  5,848,470
                                                 ----------

         Metals - 0.8%
  10,700 Alcan Aluminum, Ltd.                       440,706
  18,100 Alcoa, Inc.                              1,502,300
   4,551 Allegheny Technologies Inc.                102,113
  19,200 Barrick Gold Corp.                         339,600
   6,400 Bethlehem Steel Corp.*                      53,600
   4,600 Cooper Industries, Inc.                    186,013
   3,150 Crane Co.                                   62,606
   6,150 Engelhard Corp.                            116,081
   7,900 Freeport-McMoRan Copper & Gold, Inc.*      166,888
  12,600 Homestake Mining Co.                        98,438
   9,300 Inco, Ltd.*                                218,550
  21,900 Masco Corp.                                555,713
   8,111 Newmont Mining Corp.                       198,720
   4,200 Nucor Corp.                                230,213
   4,000 Phelps Dodge Corp.                         268,500
  15,900 Placer Dome, Inc.                          170,925

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Metals (continued)
   3,200 Reynolds Metals Co.                     $  245,200
   4,220 USX - U.S. Steel Group                     139,260
   4,200 Worthington Industries, Inc.                69,563
                                                 ----------
                                                  5,164,989
                                                 ----------

         Entertainment & Leisure - 0.8%
  30,200 Carnival Corp.                           1,443,938
   6,300 Harrah's Entertainment, Inc.*              166,556
   9,450 Hasbro, Inc.                               180,141
  20,512 Mattel, Inc.                               269,220
 101,329 Walt Disney Co.                          2,963,873
                                                 ----------
                                                  5,023,728
                                                 ----------

         Household Products - 0.6%
  12,100 Corning, Inc.                            1,560,144
   8,000 Fortune Brands Inc.                        264,500
  14,700 Illinois Tool Works, Inc.                  993,169
  13,733 Newell Rubbermaid, Inc.                    398,257
   7,300 Owens-Illinois, Inc.*                      182,956
  10,675 Rohm & Haas Co.                            434,339
   2,900 Snap-On, Inc.                               77,031
   2,700 Tupperware Corp.                            45,731
                                                 ----------
                                                  3,956,127
                                                 ----------

         Restaurants - 0.5%
   6,300 Darden Restaurants, Inc.                   114,188
  66,400 McDonald's Corp.                         2,676,750
   7,610 Tricon Global Restaurants, Inc.*           293,936
   5,700 Wendy's International, Inc.                117,563
                                                 ----------
                                                  3,202,437
                                                 ----------

         Apparel Retailers - 0.5%
  41,950 Gap, Inc.                                1,929,700
   8,100 Kohls Corp.*                               584,719
  10,500 Limited, Inc.                              454,781
   6,700 Nordstrom, Inc.                            175,456
                                                 ----------
                                                  3,144,656
                                                 ----------

         Transportation - 0.4%
   4,400 Brunswick Corp.                             97,900
  22,352 Burlington Northern Santa Fe Corp.         542,036
  10,600 CSX Corp.                                  332,575
   1,600 Fleetwood Enterprises, Inc.                 33,000
   5,400 Kansas City Southern Industries, Inc.      402,975
  18,500 Norfolk Southern Corp.                     379,250
   3,000 Ryder System, Inc.                          73,313
  12,200 Union Pacific Corp.                        532,225
                                                 ----------
                                                  2,393,274
                                                 ----------

         Electrical Equipment - 0.3%
  15,500 Eastman Kodak Co.                        1,026,875
   2,000 National Service Industries, Inc.           59,000
   2,000 Polaroid Corp.                              37,625
   2,700 Thomas & Betts Corp.                        86,063
  32,500 Xerox Corp.                                737,344
                                                 ----------
                                                  1,946,907
                                                 ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Airlines - 0.3%
   7,300 AMR Corp.*                                           $  489,100
   6,500 Delta Air Lines, Inc.                                   323,781
  14,700 FDX Corp.                                               601,781
  24,612 Southwest Airlines, Inc.                                398,407
   3,400 US Airways Group, Inc.*                                 109,013
                                                              ----------
                                                               1,922,082
                                                              ----------

         Advertising - 0.3%
  13,700 Interpublic Group of Companies, Inc.                    790,319
   8,800 Omnicom Group, Inc.                                     880,000
                                                              ----------
                                                               1,670,319
                                                              ----------

         Food Retailers - 0.3%
  20,742 Albertson's, Inc.                                       668,930
   1,700 Great Atlantic & Pacific Tea Co.                         47,388
  40,700 Kroger Co.                                              768,213
   7,300 Winn-Dixie Stores, Inc.                                 174,744
                                                              ----------
                                                               1,659,275
                                                              ----------

         Health Care Providers - 0.2%
  27,600 Columbia/HCA Healthcare Corp.                           809,025
  18,800 HEALTHSOUTH Corp.*                                      101,050
   5,000 Manor Care, Inc.*                                        80,000
  15,100 Tenet Healthcare Corp.*                                 354,850
   3,100 Wellpoint Health Networks Inc.*                         204,406
                                                              ----------
                                                               1,549,331
                                                              ----------

         Textiles, Clothing & Fabrics - 0.2%
   2,900 Liz Claiborne, Inc.                                     109,113
  13,700 Nike, Inc., Class B                                     679,006
   2,600 Reebok International, Ltd.*                              21,288
   1,600 Russell Corp.                                            26,800
     900 Springs Industries, Inc.                                 35,944
   5,800 V.F. Corp.                                              174,000
                                                              ----------
                                                               1,046,151
                                                              ----------

         Home Construction, Furnishings & Appliances - 0.1%
   4,100 Johnson Controls, Inc.                                  233,188
   9,500 Leggett & Platt, Inc.                                   203,656
   4,200 Maytag Corp.                                            201,600
   2,100 Pulte Corp.                                              47,250
   3,600 Whirlpool Corp.                                         234,225
                                                              ----------
                                                                 919,919
                                                              ----------

                                                          Value
      Shares                                             (Note 2)
-------------------------------------------------------------------

               Lodging - 0.1%
      18,100   Hilton Hotels Corp.                     $    174,213
      12,200   Marriott International, Inc., Class A        385,063
       9,300   Mirage Resorts, Inc.*                        142,406
                                                       ------------
                                                            701,682
                                                       ------------

               Containers & Packaging - 0.0%
       1,500   Ball Corp.                                    59,063
       5,800   Crown Cork & Seal Co., Inc.                  129,775
                                                       ------------
                                                            188,838
                                                       ------------
               Heavy Construction - 0.0%
       2,800   Centex Corp.                                  69,125
       2,000   Foster Wheeler Corp.                          17,750
       2,200   Kaufman And Broad Home Corp.                  53,213
       2,800   McDermott International, Inc.                 25,375
                                                       ------------
                                                            165,463
                                                       ------------
               Total Common Stocks                      604,984,341
                                                       ------------
               (Cost $400,583,411)

 INVESTMENT COMPANY - 3.2%
  20,546,114   SSgA Prime Money Market Fund              20,546,114
                                                       ------------
               Total Investment Company                  20,546,114
                                                       ------------
               (Cost $20,546,114)
  Par Value
  ---------
 COMMERCIAL PAPER (B) - 1.6%
               Industrial - 1.6%
 $10,000,000   Invensys, Plc 5.65%, 02/07/00 (A)          9,938,792
                                                       ------------
               Total Commercial Paper                     9,938,792
                                                       ------------
               (Cost $9,938,792)
 U.S. GOVERNMENT OBLIGATIONS (B) (1) - 0.2%
               U.S. Treasury Bill - 0.2%
     500,000   5.56%, 12/07/00                              476,267
     235,000   4.80%, 06/22/00                              222,370
     430,000   5.33%, 12/07/00                              406,526
     535,000   5.51%, 12/07/00                              506,106
                                                       ------------
               Total U.S. Government Obligations          1,611,269
                                                       ------------
               (Cost $1,611,269)
 Total Investments - 99.8%                              637,080,516
                                                       ------------
 (Cost $432,679,586)
 Net Other Assets and Liabilities - 0.2%                  1,149,706
                                                       ------------
 Total Net Assets - 100.0%                             $638,230,222
                                                       ============

------------------
*   Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $9,938,792 or 1.6% of net assets.
(B) Effective yield at time of purchase

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

(1) Securities have been deposited as initial margin on futures contracts. At December 31, 1999, the Portfolio's open futures contracts were as follows:

Number of
Contracts      Contract          Expiration          Aggregate           Market Value at
Purchased        Type               Date               Cost             December 31, 1999
---------      --------          ----------          ---------          -----------------
   86          S & P 500          Mar-2000          $30,929,150            $31,910,300
                                                    ===========         =================

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $434,692,897. Net unrealized appreciation (depreciation) aggregated $202,387,619, of which $224,935,212 related to appreciated investment securi-ties and $(22,547,593) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $143,386,271 and $113,896,842 of non-governmental issuers, respectively

At December 31, 1999, the value of the securities loaned amounted to $17,635,001. The value of collateral amounted to $18,163,274.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                          Value
  Shares                                                (Note 2)
-----------------------------------------------------------------

 COMMON STOCKS - 97.1%
         Computer Software & Processing - 11.3%
  12,200 Adobe Systems, Inc.                           $  820,450
 227,300 America Online, Inc.                          17,146,944
  56,000 Automatic Data Processing, Inc.                3,017,000
  29,600 BMC Software, Inc.*                            2,366,150
   9,100 Citrix Systems, Inc.*                          1,119,300
  43,000 Electronic Data Systems Corp.                  2,878,313
 415,700 Microsoft Corp.*                              48,532,941
  14,200 Networks Associates, Inc.*                       378,963
  32,800 Novell, Inc.*                                  1,309,950
   1,000 Oracle Corp.*                                    112,063
 171,100 Sun Microsystems, Inc.                        13,249,556
  10,300 Yahoo!, Inc.*                                  4,456,681
                                                       ----------
                                                       95,388,311
                                                       ----------

         Telephone Systems - 7.9%
 111,600 AT & T Corp.                                   5,663,700
 164,500 AT & T Corp. - Liberty Media Group, Class A    9,335,375
  66,200 Bell Atlantic Corp.                            4,075,438
  78,500 Global Crossing, Ltd.*                         3,925,000
 106,400 GTE Corp.                                      7,507,850
  37,500 Level 3 Communications, Inc.*                  3,070,313
 306,000 MCI WorldCom, Inc.                            16,237,125
 351,800 SBC Communications, Inc.                      17,150,250
     100 Sprint Corp. (PCS Group)*                         10,250
                                                       ----------
                                                       66,975,301
                                                       ----------

         Pharmaceuticals - 7.0%
 184,400 Abbott Laboratories                            6,696,025
  17,500 ALZA Corp., Class A*                             605,938
 212,800 American Home Products Corp.                   8,392,300
 248,600 Bristol-Myers Squibb Co.                      15,957,013
  15,200 Forest Laboratories, Inc.*                       933,850
  14,500 Genzyme Corp.*                                   652,500
   2,600 Human Genome Sciences, Inc.*                     396,825
   5,000 IDEC Pharmaceuticals Corp.                       491,250
   5,200 Johnson & Johnson                                484,250
 173,900 Lilly (Eli) & Co.                             11,564,350
  48,500 Merck & Co., Inc.                              3,252,531
  25,300 Pfizer, Inc.                                     820,669
 105,400 Warner-Lambert Co.                             8,636,213
  17,500 Watson Pharmaceuticals, Inc.*                    626,719
                                                       ----------
                                                       59,510,433
                                                       ----------

         Computers & Information - 7.0%
  19,800 3Com Corp.*                                      930,600
 298,100 Cisco Systems, Inc.                           31,933,963
 124,200 Compaq Computer Corp.                          3,361,163
     400 Dell Computer Corp.*                              20,400
 126,400 EMC Corp.                                     13,809,200
  47,100 International Business Machines Corp.          5,086,800
  13,000 Lexmark International Group, Inc.*             1,176,500
  32,400 Quantum Corp.*                                   490,050
  21,800 Seagate Technology, Inc.*                      1,015,063
  22,700 Symbol Technologies, Inc.                      1,442,869
                                                       ----------
                                                       59,266,608
                                                       ----------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------

         Banking - 7.0%
  54,600 Amsouth Bancorp.                          $1,054,463
   8,900 Associated Banc Corp.                        304,825
 101,700 Associates First Capital Corp., Class A    2,790,394
   4,000 Astoria Financial Corp.                      121,750
 161,300 Banc One Corp.                             5,171,681
 219,900 Bank of America Corp.                     11,036,231
  30,100 Charter One Financial, Inc.                  575,663
  33,000 CIT Group, Inc., Class A                     697,125
  74,700 Citigroup, Inc.                            4,150,519
  21,700 Comerica, Inc.                             1,013,119
   8,800 Commerce Bancshares, Inc.                    298,100
  18,100 Compass Bancshares, Inc.                     403,856
  28,900 Dime Bancorp, Inc.                           437,113
  11,800 FirstMerit Corp.                             271,400
  17,900 First Tennessee National Corp.               510,150
 156,200 First Union Corp.                          5,125,313
 132,300 Firstar Corp.                              2,794,838
 128,500 Fleet Boston Financial Corp.               4,473,406
  21,600 Golden West Financial Corp.                  723,600
  17,600 Greenpoint Financial Corp.                   419,100
  22,100 Hibernia Corp., Class A                      234,813
  31,300 Huntington Bancshares, Inc.                  747,288
  62,800 KeyCorp                                    1,389,450
   1,100 M&T Bank Corp.                               455,675
   8,400 Mercantile Bankshares Corp.                  268,275
  85,200 National City Corp.                        2,018,175
  18,900 North Fork Bancorp., Inc.                    330,750
  13,700 Peoples Heritage Financial Group, Inc.       206,356
  47,500 PNC Bank Corp.                             2,113,750
  34,000 Regions Financial Corp.                      854,250
  23,300 Southtrust Corp.                             881,031
  18,900 Sovereign Bancorp, Inc.                      140,864
  23,300 Summit Bancorp                               713,563
  11,500 TCF Financial Corp.                          286,063
  19,700 Union Planters Corp.                         776,919
 108,500 U.S. Bancorp.                              2,583,656
  92,900 Washington Mutual, Inc.                    2,415,400
                                                   ----------
                                                   58,788,924
                                                   ----------

         Electronics - 6.1%
  29,500 Emerson Electric Co.                       1,692,563
 325,400 Intel Corp.                               26,784,488
  66,000 Motorola, Inc.                             9,718,500
  17,400 National Semiconductor Corp.*                744,938
  42,000 Raytheon Co., Class A                      1,042,125
  12,300 Raytheon Co., Class B                        326,719
 113,800 Texas Instruments, Inc.                   11,024,375
                                                   ----------
                                                   51,333,708
                                                   ----------

         Oil & Gas - 5.4%
  59,100 Chevron Corp.                              5,119,538
  13,100 Columbia Energy Group                        828,575
  23,700 Conoco, Inc., Class A                        586,575
  11,700 Ensco International, Inc.                    267,638
 304,800 Exxon Corp.                               24,555,450
  20,400 Global Marine, Inc.*                         339,150

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Oil & Gas - (continued)
  13,700 Phillips Petroleum Co.                  $  643,900
 196,300 Royal Dutch Petroleum Co.               11,863,881
  22,200 R&B Falcon Corp.*                          294,150
   3,800 Texaco, Inc.                               206,388
  17,900 Tosco Corp.                                486,656
  10,200 Ultramar Diamond Shamrock Corp.            231,413
  23,600 Union Pacific Resources Group, Inc.        300,900
                                                 ----------
                                                 45,724,214
                                                 ----------

         Industrial - Diversified - 5.0%
 216,600 General Electric Co.                    33,518,850
 224,400 Tyco International Group SA              8,723,550
                                                 ----------
                                                 42,242,400
                                                 ----------

         Beverages, Food & Tobacco - 4.2%
  16,200 Best Foods                                 851,513
  69,000 Coca-Cola Co.                            4,019,250
  44,400 General Mills, Inc.                      1,587,300
  19,600 Hershey Foods Corp.                        931,000
  52,200 H.J. Heinz Co.                           2,078,213
  59,400 Nabisco Group Holdings Corp., Class A    1,878,525
 377,200 Philip Morris Cos., Inc.                 8,746,325
  83,800 Safeway, Inc.*                           2,980,138
 127,700 Sara Lee Corp.                           2,817,381
 126,400 Seagram Co., Ltd.                        5,680,100
  75,300 Unilever NV                              4,099,144
                                                 ----------
                                                 35,668,889
                                                 ----------

         Retailers - 4.0%
  15,700 Circuit City Stores, Inc.                  707,481
   7,400 CVS Corp.                                  295,538
  74,800 Dayton-Hudson Corp.                      5,493,125
  37,400 Federated Department Stores, Inc.*       1,891,038
  44,000 J.C. Penney Co., Inc.                      877,250
  82,600 K Mart Corp.*                              831,163
  54,300 May Department Stores Co.                1,751,175
  60,600 TJX Cos., Inc.                           1,238,513
 296,300 Wal-Mart Stores, Inc.                   20,481,738
                                                 ----------
                                                 33,567,021
                                                 ----------

         Communications - 3.4%
  14,400 Exodus Communications, Inc.              1,278,900
 276,800 Lucent Technologies, Inc.               20,708,100
  14,200 Nortel Networks Corp.                    1,434,200
  28,000 Qualcomm, Inc.                           4,931,500
                                                 ----------
                                                 28,352,700
                                                 ----------

         Insurance - 3.1%
  32,700 Aetna, Inc.                              1,825,069
 199,700 Allstate Corp.                           4,792,800
  17,500 AMBAC, Inc.                                913,281
  27,400 American International Group, Inc.       2,962,625
  64,200 AON Corp.                                2,568,000
  24,400 AXA Financial, Inc.                        826,550
  27,700 CIGNA Corp.                              2,231,581

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------

         Insurance - (continued)
  56,300 Hartford Financial Services Group, Inc.     $2,667,213
     900 Lincoln National Corp.                          36,000
  25,200 MBIA, Inc.                                   1,330,875
   9,200 Mercury General Corp.                          204,700
  34,800 SAFECO Corp.                                   865,650
  50,200 St. Paul Cos.                                1,691,113
  27,100 Torchmark Corp.                                787,594
  14,700 Travelers Property Casualty Corp.              503,475
     200 United Healthcare Corp.                         10,625
  63,100 UnumProvident Corp.                          2,023,144
                                                     ----------
                                                     26,240,295
                                                     ----------

         Media - Broadcasting & Publishing - 3.1%
  95,500 Comcast Corp., Class A                       4,828,719
  66,900 Gannett Co., Inc.                            5,456,531
  24,700 Knight-Ridder, Inc.                          1,469,650
 143,300 MediaOne Group, Inc.*                       11,007,231
  37,500 New York Times Co., Class A                  1,842,188
  20,400 Times Mirror Co., Class A                    1,366,800
     272 Washington Post Co., Class B                   151,198
                                                     ----------
                                                     26,122,317
                                                     ----------

         Cosmetics & Personal Care - 2.9%
  34,900 Clorox Co.                                   1,758,088
 130,200 Gillette Co.                                 5,362,613
 159,200 Procter & Gamble Co.                        17,442,350
       5 Water Pik Tecnologies, Inc.*                        48
                                                     ----------
                                                     24,563,099
                                                     ----------

         Electric Utilities - 2.0%
  19,700 Allegheny Energy, Inc.                         530,669
  46,700 Carolina Power & Light Co.                   1,421,431
  85,200 Central & South West Corp.                   1,704,000
  25,600 CINergy Corp.                                  617,600
  17,600 CMS Energy Corp.                               548,900
  53,600 Dominion Resources, Inc.                     2,103,800
  23,400 DTE Energy Co.                                 734,175
   7,000 Entergy Corp.                                  180,250
  25,400 Florida Power & Light Group Capital, Inc.    1,087,438
  20,200 GPU, Inc.                                      604,738
  19,900 NiSource, Inc.                                 355,713
  54,700 Northern States Power Co.                    1,066,650
  64,000 PG&E Corp.                                   1,312,000
  13,300 Pinnacle West Capital, Corp.                   406,481
  24,300 PP&L Resources, Inc.                           555,863
  39,400 Reliant Energy, Inc.                           901,275
  21,700 TECO Energy, Inc.                              402,806
  45,600 Texas Utilities Co.                          1,621,650
   6,500 Unicom Corp.                                   217,750
  18,600 Wisconsin Energy Corp.                         358,050
                                                     ----------
                                                     16,731,239
                                                     ----------

         Automotive - 1.8%
  33,900 Dana Corp.                                   1,014,881
 110,500 Delphi Automotive Systems Corp.              1,740,375
 159,600 Ford Motor Co.                               8,528,625

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------

         Automotive - (continued)
  36,300 Genuine Parts Co.                     $  900,694
  10,600 Goodrich (B.F.) Co.                      291,500
  31,800 Goodyear Tire & Rubber Co.               896,363
  24,500 ITT Industries, Inc.                     819,219
  15,900 Paccar, Inc.                             704,569
                                               ----------
                                               14,896,226
                                               ----------

         Financial Services - 1.7%
  15,200 Countrywide Credit Industries, Inc.      383,800
  87,700 Fannie Mae                             5,475,769
  10,000 Finova Group, Inc.                       355,000
  20,300 Franklin Resources, Inc.                 650,869
  98,600 Freddie Mac                            4,640,363
  65,400 Household International, Inc.          2,436,150
   3,400 Wilmington Trust Corp.                   164,050
                                               ----------
                                               14,106,001
                                               ----------

         Chemicals - 1.6%
  73,000 Air Products & Chemicals, Inc.         2,450,063
  32,300 IMC Global, Inc.                         528,913
  45,300 Lyondell Chemical Co.                    577,575
 163,600 Monsanto Co.                           5,828,250
   5,700 PPG Industries, Inc.                     356,606
     100 Praxair, Inc.                              5,031
  47,700 Solutia, Inc.                            736,369
  43,900 Union Carbide Corp.                    2,930,325
                                               ----------
                                               13,413,132
                                               ----------

         Commercial Services - 1.5%
 240,700 Cendant Corp.*                         6,393,594
  45,300 Equifax, Inc.                          1,067,381
  52,700 First Data Corp.                       2,598,769
  85,200 Service Corp. International              591,075
 137,400 Waste Management, Inc.                 2,361,563
                                               ----------
                                               13,012,382
                                               ----------

         Securities Broker - 1.3%
  19,600 Bear Stearns Cos., Inc.                  837,900
  49,300 Goldman Sachs and Co.                  4,643,444
  51,500 Merrill Lynch & Co., Inc.              4,300,250
  19,000 Paine Webber Group, Inc.                 737,438
  52,500 TD Waterhouse Group, Inc.*               862,969
                                               ----------
                                               11,382,001
                                               ----------

         Heavy Machinery - 1.2%
  37,500 Applied Materials, Inc.*               4,750,781
     100 Baker Hughes, Inc.                         2,106
     800 Caterpillar, Inc.                         37,650
   4,400 Cooper Cameron Corp.*                    215,325
  52,100 Deere & Co.                            2,259,838
  25,300 Ingersoll-Rand Co.                     1,393,081
   5,600 Smith International, Inc.*               278,250
  20,800 W.W. Grainger, Inc.                      994,500
                                               ----------
                                                9,931,531
                                               ----------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------

         Electrical Equipment - 0.9%
  73,400 Eastman Kodak Co.                       $4,862,750
 128,200 Xerox Corp.                              2,908,538
                                                 ----------
                                                  7,771,288
                                                 ----------

         Metals - 0.9%
  45,700 Alcoa, Inc.                              3,793,100
  21,400 Allegheny Technologies Inc.                480,163
  21,100 Cooper Industries, Inc.                    853,231
  38,700 Freeport-McMoRan Copper & Gold, Inc.*      817,538
   8,200 Hubbell Inc.                               223,450
  15,800 Reynolds Metals Co.                      1,210,675
  10,500 USX - U.S. Steel Group                     346,500
                                                 ----------
                                                  7,724,657
                                                 ----------

         Building Materials - 0.9%
 107,550 Home Depot, Inc.                         7,373,897
   5,000 USG Corp.                                  235,625
                                                 ----------
                                                  7,609,522
                                                 ----------

         Apparel Retailers - 0.9%
  15,200 Abercrombie & Fitch Co., Class A           405,650
 135,500 Gap, Inc.                                6,233,000
  22,200 Nordstrom, Inc.                            581,363
                                                 ----------
                                                  7,220,013
                                                 ----------

         Aerospace & Defense - 0.8%
   2,400 Boeing Co.                                  99,750
  66,300 Honeywell International Inc.             3,824,681
 122,200 Lockheed Martin Corp.                    2,673,125
       5 Teledyne Technologies Inc.*                     47
                                                 ----------
                                                  6,597,603
                                                 ----------

         Forest Products & Paper - 0.7%
   5,700 Bowater, Inc.                              309,581
  26,700 Fort James Corp.                           730,913
  17,800 Georgia-Pacific Corp.                      903,350
  42,100 International Paper Co.                  2,376,019
  11,900 Louisiana Pacific Corp.                    169,575
  25,500 Smurfit-Stone Container Corp.*             624,750
   6,200 Temple Inland, Inc.                        408,813
                                                 ----------
                                                  5,523,001
                                                 ----------

         Medical Supplies - 0.6%
  24,900 Becton, Dickinson & Co.                    666,075
  20,500 Boston Scientific Corp.*                   448,438
  16,100 Eaton Corp.                              1,169,263
  49,500 Medtronic, Inc.                          1,803,656
   8,600 PE Corp. - PE Biosystems Group           1,034,688
   7,300 St. Jude Medical, Inc.*                    224,019
                                                 ----------
                                                  5,346,139
                                                 ----------

         Health Care Providers - 0.6%
  90,500 Columbia/HCA Healthcare Corp.            2,652,781
  58,500 Tenet Healthcare Corp.*                  1,374,750
  11,600 Wellpoint Health Networks Inc.*            764,875
                                                 ----------
                                                  4,792,406
                                                 ----------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
-------------------------------------------------------------------------

         Transportation - 0.4%
  45,200 Burlington Northern Santa Fe Corp.                   $ 1,096,100
   4,000 CNF Transportation, Inc.                                 138,000
  20,300 CSX Corp.                                                636,913
  35,600 Norfolk Southern Corp.                                   729,800
  23,900 Union Pacific Corp.                                    1,042,638
                                                              -----------
                                                                3,643,451
                                                              -----------

         Household Products - 0.4%
  89,300 Rohm & Haas Co.                                        3,633,394
                                                              -----------

         Lodging - 0.4%
  80,900 Hilton Hotels Corp.                                      778,663
  28,300 Mandalay Resort Group*                                   569,538
  61,600 Mirage Resorts, Inc.*                                    943,250
  55,500 Starwood Hotels & Resorts Worldwide, Inc.              1,304,250
                                                              -----------
                                                                3,595,701
                                                              -----------

         Food Retailers - 0.4%
  22,400 Albertson's, Inc.                                        722,400
 136,500 Kroger Co.                                             2,576,438
                                                              -----------
                                                                3,298,838
                                                              -----------

         Airlines - 0.3%
  35,800 AMR Corp.*                                             2,398,600
     200 Southwest Airlines, Inc.                                   3,238
                                                              -----------
                                                                2,401,838
                                                              -----------

         Home Construction, Furnishings & Appliances - 0.2%
  14,800 Lear Corp.*                                              473,600
  42,200 Leggett & Platt, Inc.                                    904,663
   1,000 Miller (Herman), Inc.                                     23,000
                                                              -----------
                                                                1,401,263
                                                              -----------

         Entertainment & Leisure - 0.1%
  17,000 Hasbro, Inc.                                             324,063
   6,500 Lanier Worldwide, Inc.*                                   25,188
  67,200 Mattel, Inc.                                             882,000
                                                              -----------
                                                                1,231,251
                                                              -----------

         Textiles, Clothing & Fabrics - 0.1%
  23,900 Jones Apparel Group, Inc.*                               648,288
                                                              -----------

         Advertising - 0.0%
     100 DoubleClick, Inc.*                                        25,306
                                                              -----------
         Total Common Stocks                                  819,680,691
                                                              -----------
         (Cost $753,056,489)

                                                    Value
  Par Value                                        (Note 2)
-------------------------------------------------------------

 U.S. GOVERNMENT OBLIGATIONS - 0.2%
             U.S. Treasury Note - 0.2%
 $1,500,000  5.88%, 02/15/00 (1)                 $  1,500,938
                                                 ------------
             Total U.S. Government Obligations      1,500,938
                                                 ------------
             (Cost $1,506,152)

     Shares
     ------

 INVESTMENT COMPANY - 0.0%
    342,459  SSgA Prime Money Market Fund             342,459
                                                 ------------
             Total Investment Company                 342,459
                                                 ------------
             (Cost $342,459)

 Total Investments - 97.3%                        821,524,088
                                                 ------------
 (Cost $754,905,100)
 Net Other Assets and Liabilities - 2.7%           23,013,988
                                                 ------------
 Total Net Assets - 100.0%                       $844,538,076
                                                 ============

------------------
*   Non-income producing security.
(1) Security has been deposited as initial margin on futures contracts. At December 31, 1999, the Portfolio's open futures contracts were as follows:

Number of                                                               Market Value at
Contracts      Contract          Expiration          Aggregate             December
Purchased        Type               Date               Cost                31, 1999
---------      --------          ----------          ---------          ---------------
   63          S & P 500          Mar-2000          $22,661,200           $23,374,300
                                                    ===========         ===============

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $756,143,422. Net unrealized appreciation (depreciation) aggregated $65,380,666, of which $139,399,067 related to appreciated investment securities and $(74,018,401) related to depreciated investment securities.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $996,976,495 and $919,540,306 of non-governmental issuers, respectively, and $33,118,542 and $20,946,931 of U.S Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $10,751,481. The value of collateral amounted to $11,072,000.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                           Moody's Ratings    Value
  Par Value                                  (unaudited)    (Note 2)
---------------------------------------------------------------------

 U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS
 (A) - 30.0%

             Fannie Mae - 22.0%
 $9,701,198  6.00%, 05/01/01 - 02/01/29          Aaa       $9,028,112
  9,108,500  6.50%, 06/01/04 - 10/01/28          Aaa        8,677,079
 49,446,513  7.00%, 08/01/10 - 12/01/11          Aaa       24,291,803
    381,972  7.38%, 08/17/03                     Aaa          382,717
  7,725,854  7.50%, 10/01/25 - 10/01/28          Aaa        7,683,018
  1,953,956  8.00%, 04/01/09 - 04/01/23          Aaa        1,973,806
    313,870  8.50%, 07/01/08                     Aaa          322,752
    295,398  9.00%, 02/01/10                     Aaa          305,827
    200,223  10.00%, 10/01/20 - 12/01/20         Aaa          214,678
                                                           ----------
                                                           52,879,792
                                                           ----------

             Ginnie Mae - 6.0%
  7,768,524  6.50%, 09/15/08 - 02/15/29          Aaa        7,328,452
  1,422,364  7.00%, 05/15/23 - 06/15/23          Aaa        1,385,654
  4,149,007  7.00%, 01/25/00, TBA (D)            Aaa        4,007,684
    813,685  8.00%, 08/15/22 - 09/15/26          Aaa          823,844
    759,633  9.50%, 02/15/06                     Aaa          791,372
                                                           ----------
                                                           14,337,006
                                                           ----------

             Freddie Mac - 2.0%
  2,105,159  7.00%, 08/01/10 - 12/01/11          Aaa        2,089,204
  1,232,226  7.90%, 07/01/16                     Aaa        1,217,593
    697,445  8.00%, 04/01/07 - 08/01/09          Aaa          706,004
    248,063  8.75%, 05/01/17                     Aaa          260,832
    545,595  9.50%, 03/01/01 - 02/01/21          Aaa          573,363
                                                           ----------
                                                            4,846,996
                                                           ----------
             Total U.S. Government Agency Mortgage
             Backed Obligations                            72,063,794
                                                           ----------
             (Cost $74,147,461)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.3%

             U.S. Treasury Bond - 8.4%
  4,835,000  5.50%, 08/15/28                     Aaa        4,126,373
  9,905,000  7.13%, 02/15/23 (E)                 Aaa       10,313,581
  3,215,000  7.25%, 05/15/16                     Aaa        3,360,681
  1,500,000  7.50%, 11/15/16                     Aaa        1,604,532
    650,000  7.63%, 11/15/22                     Aaa          712,969
     90,000  7.75%, 01/31/00                     Aaa           90,197
                                                           ----------
                                                           20,208,333
                                                           ----------

             Fannie Mae - 4.2%
  3,400,000  6.00%, 05/15/08                     Aaa        3,177,718
  7,500,000  6.50%, 04/29/09                     Aaa        7,027,080
                                                           ----------
                                                           10,204,798
                                                           ----------

             U.S. Treasury Note - 3.7%
  6,350,000  5.63%, 02/28/01                     Aaa        6,312,300
  1,740,000  5.75%, 08/15/03                     Aaa        1,703,570
    300,000  6.25%, 02/15/07                     Aaa          295,219

                                                 Moody's Ratings    Value
 Par Value                                         (unaudited)    (Note 2)
---------------------------------------------------------------------------

            U.S. Treasury Note - (continued)
 $ 250,000  6.50%, 08/15/05                            Aaa       $  250,000
   230,000  6.63%, 03/31/02                            Aaa          231,581
                                                                 ----------
                                                                  8,792,670
                                                                 ----------
            Total U.S. Government and Agency
            Obligations                                          39,205,801
                                                                 ----------
            (Cost $42,196,124)

 CORPORATE NOTES AND BONDS - 36.9%

            Banking - 4.7%
   925,000  BankBoston Corp.
            6.38%, 04/15/08                            A            851,736
 1,500,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                            Ba         1,400,803
 1,000,000  Centura Banks, Inc.
            6.50%, 03/15/09                            Baa          905,511
 2,000,000  Chase Manhattan Corp.
            6.38%, 02/15/08                            Aaa        1,857,390
 1,000,000  Compass Trust I, Series A
            8.23%, 01/15/27                            Ba           949,158
 1,750,000  MBNA Corp.
            6.96%, 09/12/02                            Baa        1,716,078
 1,775,000  Providian National Bank
            6.75%, 03/15/02                            Aaa        1,730,510
 2,000,000  Province of Alberta
            4.875%, 10/29/03                           Baa        1,867,820
                                                                 ----------
                                                                 11,279,006
                                                                 ----------

            Media - Broadcasting &
            Publishing - 4.4%
 1,675,000  Comcast Cable Communications, Inc.
            8.13%, 05/01/04                            Baa        1,711,406
 1,125,000  Hearst-Argyle Television, Inc.,
            Senior Note
            7.00%, 01/15/18                            A          1,009,843
 2,000,000  Liberty Media Group
            7.88%, 07/15/09                            Baa        1,990,938
 2,275,000  News America Holdings, Inc.
            7.38%, 10/17/08                            A          2,215,390
   675,000  Time Warner Entertainment Co., LP,
            Senior Debenture
            8.38%, 03/15/23                            Baa          703,937
 1,230,000  Time Warner, Inc., Debenture
            8.05%, 01/15/16                            Baa        1,246,434
   750,000  Time Warner, Inc., Debenture
            9.15%, 02/01/23                            Baa          836,747
 1,000,000  USA Networks, Inc.
            6.75%, 11/15/05                            Ba           955,258
                                                                 ----------
                                                                 10,669,953
                                                                 ----------


                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

             Telephone Systems - 3.5%
 $1,575,000  AT & T Capital Corp., MTN
             6.25%, 05/15/01                              Baa       $1,558,485
  1,225,000  LCI International, Inc., Senior Note
             7.25%, 06/15/07                              A          1,175,580
  2,275,000  MCI WorldCom, Inc.
             7.75%, 04/01/07                              Baa        2,319,101
  1,800,000  Sprint Capital Corp.
             5.70%, 11/15/03                              A          1,709,266
  1,575,000  U.S. West Capital Funding, Inc.
             6.13%, 07/15/02                              Baa        1,535,242
                                                                    ----------
                                                                     8,297,674
                                                                    ----------
             Securities Broker - 3.4%
  2,500,000  Bear Stearns Cos., Inc., Senior Note
             6.15%, 03/02/04                              A          2,384,903
  2,045,000  Donaldson, Lufkin & Jenrette, Inc.,
             Senior Note
             6.88%, 11/01/05                              Baa        1,967,239
  2,275,000  Morgan Stanley Dean Witter & Co.
             5.63%, 01/20/04                              Aa         2,147,793
  1,700,000  Paine Webber Group, Inc., Senior
             Note
             6.55%, 04/15/08                              Baa        1,549,195
                                                                    ----------
                                                                     8,049,130
                                                                    ----------

             Forest Products & Paper - 2.5%
  1,900,000  Abitibi-Consolidated,
             Yankee Debenture
             7.40%, 04/01/18                              Baa        1,663,422
  1,225,000  Chesapeake Corp.
             7.20%, 03/15/05                              Baa        1,128,586
    800,000  Georgia-Pacific Corp.
             9.95%, 06/15/02                              Baa          846,065
  1,000,000  International Paper Co.
             6.88%, 04/15/29                              A            871,787
  1,500,000  Tennessee Gas Pipeline Co.,
             Debentures
             7.50%, 04/01/17                              Baa        1,414,553
                                                                    ----------
                                                                     5,924,413
                                                                    ----------

             Beverages, Food & Tobacco - 2.1%
  1,700,000  J. Seagram & Sons, Inc.
             7.60%, 12/15/28                              Aaa        1,601,771
  1,500,000  Ralston Purina Co., Debenture
             7.75%, 10/01/15                              A          1,495,137
  2,000,000  Safeway, Inc.
             7.50%, 09/15/09                              Baa        1,974,992
                                                                    ----------
                                                                     5,071,900
                                                                    ----------

                                                   Moody's Ratings    Value
  Par Value                                          (unaudited)    (Note 2)
-----------------------------------------------------------------------------

             Electric Utilities - 1.8%
 $2,195,000  Connecticut Light & Power Co.
             7.88%, 10/01/24                             Baa       $2,207,615
  1,000,000  Ohio Edison Co.
             7.38%, 09/15/02                             Baa        1,003,163
    580,000  Texas Utilities Co.
             7.38%, 10/01/25                             Baa          517,905
    800,000  Texas-New Mexico Power Co., Senior
             Note
             6.25%, 01/15/09                             Baa          680,830
                                                                   ----------
                                                                    4,409,513
                                                                   ----------

             Financial Services - 1.8%
  1,500,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                             Baa        1,420,872
  1,750,000  Money Store, Inc.
             8.05%, 04/15/02                             A          1,781,168
  1,035,000  Travelers Group, Inc.
             7.25%, 05/01/01                             Baa        1,038,819
                                                                   ----------
                                                                    4,240,859
                                                                   ----------

             Retailers - 1.7%
  2,450,000  Dillards, Inc.
             6.13%, 11/01/03                             Baa        2,303,806
  2,000,000  Saks, Inc.
             7.00%, 07/15/04                             Baa        1,892,790
                                                                   ----------
                                                                    4,196,596
                                                                   ----------

             Airlines - 1.6%
  1,300,000  AMR Corp., Debenture
             9.50%, 05/15/01                             Baa        1,331,818
  2,003,000  United Air Lines, Inc.
             9.00%, 12/15/03                             Ba         2,051,547
    407,839  United Air Lines, Inc.
             9.30%, 03/22/08                             Baa          427,778
                                                                   ----------
                                                                    3,811,143
                                                                   ----------

             Metals - 1.1%
  2,500,000  USX Corp.
             9.80%, 7/1/01                               Baa        2,593,503
                                                                   ----------

             Insurance - 1.0%
  1,000,000  AON Capital Trust, Series A
             8.21%, 01/01/27                             A          1,006,822
  1,500,000  Conseco Finance Trust III
             8.80%, 04/01/27                             A          1,358,321
                                                                   ----------
                                                                    2,365,143
                                                                   ----------

             Oil & Gas - 0.9%
    800,000  Union Pacific Resources Group, Inc.
             6.50%, 05/15/05                             A            757,507
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01 (B)                         BBB        1,498,481
                                                                   ----------
                                                                    2,255,988
                                                                   ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                     Moody's Ratings    Value
  Par Value                                            (unaudited)    (Note 2)
-------------------------------------------------------------------------------

             Communications - 0.8%
 $2,275,000  Lucent Technologies, Inc.
             6.45%, 03/15/29                               Aaa       $1,981,516
                                                                     ----------

             Commercial Services - 0.8%
  2,000,000  Cox Enterprises Inc.
             6.63%, 6/14/02                                Baa        1,973,558
                                                                     ----------

             Computer Software & Processing - 0.8%
  1,850,000  Sun Microsystems, Inc.
             7.35%, 8/15/04                                Baa        1,842,802
                                                                     ----------

             Computers & Information - 0.7%
  2,000,000  International Business Machines
             Corp.
             6.50%, 01/15/28                               A          1,770,482
                                                                     ----------

             Automotive - 0.7%
    400,000  Ford Motor Credit Corp.
             5.80%, 01/12/09                               Aaa          354,600
  1,300,000  Ford Motor Credit Corp.
             6.25%, 12/08/05                               Aaa        1,229,558
                                                                     ----------
                                                                      1,584,158
                                                                     ----------

             Heavy Machinery - 0.6%
  1,550,000  Black & Decker Corp.
             6.63%, 11/15/00                               Baa        1,545,925
                                                                     ----------

             Industrial - Diversified - 0.6%
  1,500,000  Tyco International Group, SA, Yankee
             Subordinated Note
             6.25%, 06/15/03                               Baa        1,421,964
                                                                     ----------

             Pharmaceuticals - 0.6%
  1,500,000  Watson Pharmaceuticals, Inc., Senior
             Note
             7.13%, 05/15/08                               A          1,395,398
                                                                     ----------

             Chemicals - 0.5%
  1,350,000  Georgia Gulf Corp.
             7.63%, 11/15/05                               Baa        1,238,953
                                                                     ----------

             Home Construction, Furnishings & Appliances - 0.3%
    850,000  Pulte Corp., Senior Note
             7.00%, 12/15/03                               Baa          807,149
                                                                     ----------
             Total Corporate Notes
             and Bonds                                               88,726,726
                                                                     ----------
             (Cost $92,619,714)

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - 14.5%

 $2,350,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8
             6.54%, 02/15/09                              Aaa       $2,327,769
    636,685  Barnett Auto Trust, Series 1997-A,
             Class A-3
             6.03%, 11/15/01                              Aaa          636,742
  1,148,392  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.48%, 05/25/10                              Aaa        1,118,786
  2,100,000  Bear Stearns Mortgage Securities,
             Inc.
             7.06%, 06/15/09                              Baa        2,049,604
  1,250,000  Bear Stearns Mortgage Securities,
             Inc., Series 1996-3, Class A10
             7.75%, 06/25/27                              Baa        1,238,813
    473,490  Carco Auto Loan Master Trust, Series
             1997-1, Class A
             6.69%, 08/15/04                              Aaa          473,012
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A
             6.19%, 8/15/05                               Baa        1,547,438
  2,500,000  Citibank Credit Card Master Trust
             5.80%, 02/07/05                              Baa        2,412,750
  1,500,000  Citibank Credit Card Master Trust
             6.65%, 11/15/06                              Baa        1,473,600
  1,066,529  COMM, Series 1999-1, Class A1
             6.15%, 02/15/08                              A          1,020,551
  1,000,000  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4
             5.80%, 04/15/03                              Aaa          975,350
  2,200,000  Discover Card Master Trust I, Series
             1993-3, Class A
             6.20%, 5/16/06                               Aaa        2,139,500
  2,500,000  Diversified REIT Trust, Series 1999-
             1A, Class A2 (F)
             6.78%, 05/26/07                              A          2,321,875
  1,170,016  DLJ Commercial Mortgage Corp.,
             Series 1998-CF2, Class A1A
             5.88%,11/12/31                               Baa        1,104,284
  1,661,393  Financial Asset Securitization,
             Inc., Series 1997-NAM1, Class FXA2
             7.75%, 05/25/27                              Aaa        1,647,205
  1,500,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4
             5.74%, 06/15/04                              Baa        1,462,245
  1,110,389  GMAC Commercial Mortgage Securities,
             Inc., Series 1996-C1, Class A2A, CMO
             6.79%, 09/15/03                              Aaa        1,101,805

                       See Notes to Financial Statements.
--------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (unaudited)    (Note 2)
------------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - (continued)

 $  150,014  Green Tree Financial Corp., Series
             1994-1, Class A3
             6.90%, 04/15/19                              Aa        $  150,074
    155,876  Green Tree Recreation Equipment &
             Consumer Trust, Series 1996-A, Class
             A1
             5.55%, 02/15/18                              Aaa          151,576
    580,875  Green Tree Recreation Equipment &
             Consumer Trust, Series1997-B, Class
             A1
             6.55%, 07/15/28 (B)                          AAA          574,253
    200,722  Olympic Automobile Receivables
             Trust, Series 1996-A, Class A4
             5.85%, 07/15/01                              Baa          200,688
  2,500,000  Residential Funding Mortgage
             Securities I, Series 1999-S7, Class
             A11
             6.50%, 03/25/29                              Ba         2,400,400
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                              Aaa        1,124,442
    700,000  Southwest Gas Co., Debenture, Series
             F
             9.75%, 06/15/02                              Baa          733,515
  2,750,000  Toyota Auto Receivables Owner Trust
             6.15%, 08/16/04                              Aaa        2,720,163
    140,048  Vendee Mortgage Trust, Series 1997-
             1, Class 2B CMO
             7.50%, 03/15/13                              NR           139,890
  1,575,000  WFS Financial Owner Trust, Series
             1998-B, Class A4
             6.05%, 04/20/03                              Aaa        1,553,738
                                                                    ----------
             Total Asset-Backed and Mortgage-
             Backed Securities                                      34,800,068
                                                                    ----------

             (Cost $35,675,990)
 COMMERCIAL PAPER (C) - 10.4%

             Financial Services - 6.5%
  1,510,000  Ciesco L P
             5.97%, 01/24/00                              A          1,489,216
  2,638,000  Homeside Lending, Inc.
             6.06%, 01/25/00                              A          2,601,143
 11,700,000  Westways Funding I (F)
             6.18%, 01/19/00                              A         11,545,346
                                                                    ----------
                                                                    15,635,705
                                                                    ----------

                                                 Moody's Ratings    Value
  Par Value                                        (unaudited)     (Note 2)
------------------------------------------------------------------------------

             Banking - 2.1%
 $5,000,000  Compass Securitization LLC
             5.80%, 01/24/00                           A         $  4,979,056
                                                                 ------------

             Automotive - 1.8%
  3,534,000  Enterprise Funding Corp. (F)
             5.92%, 01/25/00                           A            3,493,320
  1,000,000  Republic Industrial Funding Corp.
             6.20%, 01/19/00                           NR             991,561
                                                                 ------------
                                                                    4,484,881
                                                                 ------------
             Total Commercial Paper                                25,099,642
                                                                 ------------
             (Cost $25,099,642)

     Shares
     ------

 INVESTMENT COMPANY - 0.0%

             Investment Company - 0.0%
     67,306  SSgA Prime Money Market Fund              NR              67,306
                                                                 ------------
             Total Investment Company                                  67,306
                                                                 ------------
             (Cost $67,306)
 Total Investments - 108.1%                                       259,963,337
                                                                 ------------
 (Cost $269,806,237)
 Net Other Assets And Liabilities) - (8.1)%                       (19,421,872)
                                                                 ------------
 Total Net Assets - 100.0%                                       $240,541,465
                                                                 ============

------------------
(A) Pass Through Certificates
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(C) Effective yield at time of purchase
(D) Forward Commitment
(E) Designated as Collateral on Forward Commitment
(F) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $17,360,541 or 7.22% of net assets.
CMO Collateralized Mortgage Obligations
MTN Medium Term Note
REIT Real Estate Investment Trust


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $269,847,416. Net unrealized appreciation (depreciation) aggregated $(9,884,079), of which $572,398 related to appreciated investment securities and $(10,456,477) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $271,256 of capital losses attributable to Post-October losses.

At December 31, 1999, the Portfolio had a capital loss carryforward of $319,390 which expires in 2007.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $58,200,975 and $28,560,818 of non-governmental issuers, respectively, and $167,170,746 and $151,227,591 of U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $20,798,694. The value of collateral amounted to $21,251,480.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings                                             S&P Ratings
   Aaa                           52.2%                           AAA                               0.2%
   Aa                             0.9                            BBB                               0.6
   A                             18.2
   Baa                           24.4
   Ba                             3.0
   NR (Not Rated)                 0.5
                                ------                                                          -------
                                 99.2%                                                             0.8%
                                ======                                                          =======

                       See Notes to Financial Statements.
--------------------------------------------

                              Government Bond Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------


                                                               Value
  Par Value                                                  (Note 2)
----------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE BACKED OBLIGATIONS (A) - 14.9%

             Fannie Mae - 8.4%
 $1,250,000  6.15%, 06/25/20                                $1,226,812
  3,449,357  6.50%, 05/01/08 - 09/01/14                      3,354,040
    346,918  7.00%, 01/01/10 - 05/01/17                        345,162
    230,103  7.38%, 08/17/03                                   230,552
    651,582  7.50%, 03/01/07                                   657,093
    459,037  8.00%, 04/01/09 - 09/01/21                        464,073
  1,023,093  8.40%, 02/25/09                                 1,037,754
                                                            ----------
                                                             7,315,486
                                                            ----------
             Freddie Mac - 4.1%
  1,690,673  6.28%, 06/15/09                                 1,616,284
    625,312  6.50%, 06/01/04 - 06/01/23                        605,004
    243,487  7.50%, 02/01/07                                   246,086
    324,260  7.90%, 07/01/16                                   320,409
    578,074  8.00%, 09/01/08 - 06/01/19                        585,023
     72,076  9.50%, 03/01/01                                    73,034
    134,355  10.00%, 03/01/21                                  144,090
                                                            ----------
                                                             3,589,930
                                                            ----------
             Ginnie Mae - 2.4%
     66,973  6.50%, 06/15/09                                    65,625
  1,846,813  7.00%, 06/15/09 - 06/15/12                      1,838,926
    181,578  9.50%, 02/15/06                                   188,726
                                                            ----------
                                                             2,093,277
                                                            ----------
             Total U.S. Government Agency Mortgage Backed
             Obligations                                    12,998,693
                                                            ----------
             (Cost $13,275,038)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 76.9%

             Fannie Mae - 10.6%
  4,078,000  5.13%, 02/13/04                                 3,826,302
    550,000  5.84%, 03/15/01                                   546,246
  1,425,000  6.18%, 03/15/01                                 1,420,753
  1,713,000  6.38%, 06/15/09                                 1,632,347
  1,850,000  6.45%, 04/23/01                                 1,849,776
                                                            ----------
                                                             9,275,424
                                                            ----------
             Federal Farm Credit Bank - 7.1%
  1,125,000  5.72%, 02/04/03                                 1,093,704
  1,600,000  5.75%, 02/20/03                                 1,555,914
  1,550,000  6.65%, 08/08/03                                 1,542,820
  2,000,000  6.71%, 04/25/01                                 2,006,146
                                                            ----------
                                                             6,198,584
                                                            ----------
             Federal Home Loan Bank - 7.1%
  1,500,000  5.25%, 04/25/02                                 1,458,319
  1,500,000  5.61%, 01/23/03                                 1,455,403
  1,500,000  5.95%, 01/19/06                                 1,424,998
  1,350,000  6.19%, 05/06/08                                 1,274,220
    550,000  6.55%, 03/07/05                                   541,845
                                                            ----------
                                                             6,154,785
                                                            ----------

                                                                       Value
  Par Value                                                          (Note 2)
------------------------------------------------------------------------------
             Freddie Mac - 6.1%
 $2,500,000  5.13%, 10/15/08                                        $2,185,147
  2,200,000  5.75%, 06/15/01 - 07/15/03                              2,162,315
  1,000,000  6.87%, 03/03/03                                         1,003,887
                                                                    ----------
                                                                     5,351,349
                                                                    ----------

             Tennessee Valley Authority, Series D - 1.3%
  1,100,000  6.00%, 11/01/00                                         1,095,856
                                                                    ----------

             U.S. Treasury Bond - 1.5%
  1,100,000  10.75%, 08/15/05                                        1,313,125
                                                                    ----------

             U.S. Treasury Note - 43.2%
    750,000  5.25%, 08/15/03                                           722,813
  7,000,000  5.75%, 11/30/02 - 08/15/03                              6,870,176
  3,250,000  6.00%, 07/31/02 - 08/15/09                              3,186,408
    975,000  6.13%, 08/15/07                                           950,321
  5,750,000  6.25%, 02/28/02                                         5,748,206
  4,275,000  6.38%, 09/30/01                                         4,283,016
  7,415,000  6.50%, 05/31/01 - 10/15/06                              7,425,190
    750,000  6.63%, 04/30/02                                           755,391
  5,350,000  6.88%, 05/15/06                                         5,443,625
  2,250,000  7.25%, 05/15/04                                         2,318,906
                                                                    ----------
                                                                    37,704,052
                                                                    ----------
             Total U.S. Government and
             Agency Obligations                                     67,093,175
                                                                    ----------
             (Cost $69,938,443)

 ASSET BACKED SECURITIES (A) - 8.2%

  1,250,000  American Express Credit Account Master Trust, Series
             1999-1, Class A
             5.60%, 11/15/06                                         1,188,000
  1,500,000  American Express Master Trust, Series 1998-1,
             Class A
             5.90%, 04/15/04                                         1,455,960
  2,300,000  Chase Credit Card Master Trust, Series 1997-2,
             Class A
             6.30%, 04/15/03                                         2,297,930
  1,500,000  Discover Card Master Trust I, Series 1998-2, Class A
             5.80%, 09/16/03                                         1,481,249
     24,940  Green Tree Recreation Equipment & Consumer Trust,
             Series 1996-A, Class A1
             5.55%, 02/15/18                                            24,252
    722,863  Premier Auto Trust, Series 1996-4, Class A4
             6.40%, 10/06/01                                           723,369
                                                                    ----------
             Total Asset Backed Securities                           7,170,760
                                                                    ----------
             (Cost $7,313,405)


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              Government Bond Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                           Value
 Shares                                  (Note 2)
----------------------------------------------------
 INVESTMENT COMPANY - 0.2%

 156,791 SSgA Prime Money Market Fund   $   156,791
                                        -----------
         Total Investment Company           156,791
                                        -----------
         (Cost $156,791)
 Total Investments - 100.2%              87,419,419
                                        -----------
 (Cost $90,683,677)
 Net Other Assets and Liabilities -
  (0.2)%                                   (172,652)
                                        -----------
 Total Net Assets - 100.0%              $87,246,767
                                        ===========

------------------
(A) Pass Through Certificates

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $90,736,744. Net unrealized appreciation (depreciation) aggregated $(3,317,325), of which $7,789 related to appreciated investment securities and $(3,325,114) related to depreciated investment securities.

At December 31, 1999, the Portfolio had a capital loss carryforwards which expire as follows: $1,176,161 in 2002; $515,322 in 2003; $461,593 in 2004;
$64,602 in 2005; $307,677 in 2007.

For the period ended December 31, 1999, the Portfolio has elected to defer $161,924 of capital losses attributable to Post-October losses.

OTHER INFORMATION
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,518,140 and $742,242 of non-governmental issuers, respectively and $48,805,549 and $33,513,708 of U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $22,250,690. The value of collateral amounted to $22,985,563.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                                  Moody's Ratings
       Aaa                                                               98.8%
       NR (Not Rated)                                                     0.2
                                                                        ------
                                                                        100.0%
                                                                        ======

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                           Value
  Par Value                                              (Note 2)
------------------------------------------------------------------

 CORPORATE NOTES - 47.6%

             Banking - 12.5%
 $4,000,000  Bankers Trust Corp.
             9.50%, 06/14/00                            $4,058,769
  1,500,000  Bayerische Landesbank NY
             6.25%, 03/15/00                             1,500,205
  6,000,000  Chase Manhattan Corp. MTN
             4.96%, 01/20/00*                            6,000,048
 10,000,000  Comerica Bank
             6.53%, 09/25/00*                            9,998,077
  5,000,000  First National Bank of Chicago, Euro MTN
             7.00%, 05/08/00                             5,027,230
  9,000,000  First Union National Bank, MTN
             6.27%, 09/27/00*                            8,994,991
  2,750,000  Fleet Boston Financial Corp., MTN
             6.38%, 08/11/00                             2,751,470
  7,000,000  Key Bank National Association, MTN
             5.13%, 03/22/00                             6,999,321
  2,000,000  KeyCorp
             6.30%, 04/20/00                             2,000,852
  2,000,000  Norwest Financial, Inc.
             6.88%, 06/15/00                             2,009,553
 15,000,000  Wilmington Trust Corp.
             6.02%, 10/01/00                            14,993,533
                                                        ----------
                                                        64,334,049
                                                        ----------
             Securities Broker - 11.6%
  1,575,000  Bear Stearns Cos., Inc., MTN
             6.50%, 06/15/00                             1,580,975
  5,000,000  Bear Stearns Cos., Inc., MTN
             5.00%, 02/02/00*                            5,000,000
  2,000,000  Donaldson, Lufkin & Jenrette, Inc., MTN
             6.31%, 05/26/00                             2,003,276
  1,300,000  Goldman Sachs and Co. (A)
             5.56%, 01/11/01                             1,289,258
  4,000,000  Goldman Sachs and Co. (A)
             5.04%, 02/07/00*                            4,000,000
  7,000,000  Lehman Brothers Holdings, Inc., MTN
             7.29%, 09/25/00                             7,037,945
  4,236,000  Merrill Lynch & Co., Inc., MTN
             6.47%, 02/15/00*                            4,238,121
    675,000  Merrill Lynch & Co., Inc., MTN
             6.70%, 08/01/00                               677,556
 14,000,000  Morgan Stanley Dean Witter & Co., MTN
             6.08%, 02/14/00*                           14,000,000
 10,000,000  Paine Webber Group, Inc., MTN
             6.64%, 12/12/00*                           10,000,000
  6,750,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             6,764,318
  2,000,000  Paine Webber Group, Inc., MTN
             7.00%, 03/01/00                             2,001,946
  1,000,000  Salomon Smith Barney Holdings, Inc.
             6.63%, 01/30/00                             1,002,772
                                                        ----------
                                                        59,596,167
                                                        ----------

                                                                     Value
  Par Value                                                        (Note 2)
----------------------------------------------------------------------------

             Financial Services - 9.2%
 $1,000,000  Abbey National Treasury Service PLC
             5.13%, 05/04/00                                      $  996,329
  1,000,000  Beneficial Corp., MTN
             5.09%, 01/10/00*                                      1,000,025
  1,000,000  Countrywide Funding Corp.
             7.31%, 08/28/00                                       1,006,733
  7,000,000  Heller Financial, Inc.
             6.49%, 09/18/00*                                      6,995,170
 10,000,000  Heller Financial, Inc.
             5.90%, 08/07/00                                       9,996,833
 23,000,000  Homeside Lending, Inc., MTN
             6.27%, 08/16/00*                                     23,002,865
  2,000,000  Household Finance Corp.
             6.37%, 06/30/00                                       2,002,796
  2,000,000  Household Finance Corp.
             6.75%, 06/01/00                                       2,008,733
                                                                  ----------
                                                                  47,009,484
                                                                  ----------

             Telephone Systems - 3.1%
 11,885,000  GTE Corp.
             6.16%, 06/12/00*                                     11,880,251
  2,356,000  GTE Corp.
             9.38%, 12/01/00                                       2,419,519
  1,500,000  Nynex Capital Funding Corp.
             9.40%, 06/01/00                                       1,522,393
                                                                  ----------
                                                                  15,822,163
                                                                  ----------

             Electric Utilities - 2.9%
 15,000,000  National Rural Utilities Cooperative Finance Corp.
             6.14%, 06/26/00*                                     15,000,091
                                                                  ----------

             Automotive - 2.3%
  6,000,000  American Honda Finance Corp. (A)
             5.00%, 01/20/00*                                      5,999,876
  6,000,000  American Honda Finance Corp. (A)
             5.78%, 08/02/00*                                      5,999,314
                                                                  ----------
                                                                  11,999,190
                                                                  ----------

             Aerospace & Defense - 1.9%
 10,000,000  Textron Financial Corp. (A)
             5.92%, 05/12/00*                                     10,000,000
                                                                  ----------

             Heavy Machinery - 1.7%
  4,000,000  Caterpillar Financial Services Corp., MTN
             6.28%, 05/01/00                                       4,010,484
  4,500,000  John Deere Capital Corp.
             5.68%, 04/10/00                                       4,502,473
                                                                  ----------
                                                                   8,512,957
                                                                  ----------

             Retailers - 0.9%
  3,700,000  Sears Roebuck Acceptance, MTN
             5.88%, 05/08/00                                       3,697,381
  1,000,000  Wal-Mart Stores, Inc.
             5.85%, 06/01/00                                       1,000,760
                                                                  ----------
                                                                   4,698,141
                                                                  ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                        Value
  Par Value                                           (Note 2)
----------------------------------------------------------------

             Commercial Services - 0.6%
 $3,000,000  International Lease Finance Corp.
             6.63%, 06/01/00                         $ 3,013,592
                                                     -----------

             Transportation - 0.6%
  3,000,000  Richmond County Development Authority
             5.65%, 06/01/00                           2,997,934
                                                     -----------

             Computers & Information - 0.3%
  1,500,000  International Business Machines Corp.
             5.79%, 03/20/00*                          1,498,932
                                                     -----------
             Total Corporate Notes                   244,482,700
                                                     -----------
             (Cost $244,482,700)

 COMMERCIAL PAPER (B) - 37.3%

             Financial Services - 10.5%
  1,212,000  Associates Financial Services
             5.95%, 01/27/00                           1,190,566
  5,000,000  Fairway Finance Corp. (A)
             5.84%, 03/09/00                           4,858,056
 14,000,000  Finova Capital Corp.
             5.08%, 02/25/00*                         14,000,000
  5,000,000  Franklin Resources, Inc. (A)
             6.75%, 02/14/00                           4,949,375
  6,000,000  Pegasus Four Ltd. (A)
             6.20%, 01/12/00                           5,915,267
  5,536,000  Swiss Re Financial Products
             5.80%, 02/15/00                           5,494,973
 10,000,000  Tulip Funding Corp. (A)
             6.18%, 01/26/00                           9,847,217
  1,820,000  Variable Funding Capital (A)
             6.60%, 01/10/00                           1,811,325
  3,000,000  Westways Funding I (A)
             6.17%, 01/31/00                           2,954,239
  2,684,000  Westways Funding V (A)
             6.20%, 01/12/00                           2,645,634
                                                     -----------
                                                      53,666,652
                                                     -----------

             Securities Broker - 9.4%
 11,000,000  Bear Stearns Cos., Inc.
             5.28%, 03/30/00*                         11,000,000
 15,000,000  Donaldson, Lufkin & Jenrette, Inc.
             6.20%, 02/29/00                          14,839,833
 11,550,000  Goldman Sachs and Co. (A)
             6.60%, 12/21/00                          11,550,000
  2,500,000  Lehman Brothers Holdings, Inc.
             5.75%, 03/27/00                           2,405,365
  5,000,000  Lehman Brothers Holdings, Inc.
             5.58%, 02/14/00                           4,831,825
  4,000,000  Morgan Stanley Dean Witter & Co.
             5.43%, 01/31/00                           3,878,127
                                                     -----------
                                                      48,505,150
                                                     -----------

                                                                Value
  Par Value                                                   (Note 2)
------------------------------------------------------------------------

             Education - 3.8%
 $7,000,000  Arizona Student Loan
             7.05%, 01/05/00                                 $ 6,990,404
  5,000,000  Massachusetts College of Pharmacy
             5.85%, 06/08/00                                   4,870,000
  7,830,000  Massachusetts College of Pharmacy
             5.85%, 06/06/00                                   7,627,692
                                                             -----------
                                                              19,488,096
                                                             -----------

             Commercial Services - 3.5%
  8,500,000  Block Financial Corp. (A)
             6.17%, 01/31/00                                   8,380,542
 10,000,000  Block Financial Corp. (A)
             6.15%, 01/31/00                                   9,856,500
                                                             -----------
                                                              18,237,042
                                                             -----------

             Chemicals - 2.9%
 15,000,000  Akzo Nobel, Inc.
             5.80%, 03/13/00                                  14,690,775
                                                             -----------

             Oil & Gas - 1.9%
 10,000,000  Equilon Enterprises, LLC
             5.74%, 01/24/00                                   9,760,833
                                                             -----------

             Automotive - 1.7%
  1,630,000  Enterprise Funding Corp. (A)
             5.95%, 01/18/00                                   1,614,644
  1,546,000  Enterprise Funding Corp. (A)
             5.95%, 01/27/00                                   1,529,136
  5,575,000  Enterprise Funding Corp. (A)
             6.20%, 02/11/00                                   5,519,312
                                                             -----------
                                                               8,663,092
                                                             -----------

             Forest Products & Paper - 1.7%
  4,500,000  Jefferson Smurfit Financial
             6.80%, 01/21/00                                   4,480,450
  1,000,000  Jefferson Smurfit Financial
             6.95%, 01/18/00                                     996,139
  1,200,000  Jefferson Smurfit Financial
             6.80%, 01/24/00                                   1,193,880
  2,000,000  Jefferson Smurfit Financial
             6.80%, 01/28/00                                   1,988,289
                                                             -----------
                                                               8,658,758
                                                             -----------

             Industrial - 1.0%
  5,000,000  Invensys, Plc (A)
             5.65%, 02/07/00                                   4,970,181
                                                             -----------

             Electric Utilities - 0.9%
  5,000,000  Florida Power & Light Group Capital, Inc. (A)
             5.45%, 01/31/00                                   4,848,611
                                                             -----------
             Total Commercial Paper                          191,489,190
                                                             -----------
             (Cost $191,489,190)

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                             Value
   Par Value                                               (Note 2)
---------------------------------------------------------------------

 CERTIFICATES OF DEPOSIT - 12.1%

 $15,000,000   Abbey National Treasury Service PLC
               6.31%, 01/31/00                            $15,005,661
   5,000,000   Bankers Trust Corp.
               6.16%, 04/10/00*                             4,999,702
  10,000,000   Barclays Bank, Plc, Yankee CD
               4.89%, 05/12/00*                             9,997,879
  10,000,000   CIC Floating Rate CD
               5.82%, 08/02/00*                             9,998,857
   3,000,000   Commerzbank, AG, Yankee CD
               4.99%, 01/25/00                              2,999,978
   8,000,000   European American Bank
               5.28%, 05/12/00                              7,999,166
  10,000,000   National Bank Canada NY
               6.10%, 11/22/00                              9,994,035
   1,215,000   Toronto Dominion Bank NY
               5.18%, 02/29/00                              1,213,994
                                                          -----------
               Total Certificates of Deposit               62,209,272
                                                          -----------
               (Cost $62,209,272)
 U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 3.6%

               Federal Home Loan Bank - 2.7%
     900,000   4.85%, 01/27/00                                899,590
   8,000,000   5.19%, 03/24/00*                             8,000,670
   5,000,000   5.22%, 03/17/00                              5,000,000
                                                          -----------
                                                           13,900,260
                                                          -----------
               Fannie Mae - 0.9%
   5,000,000   5.62%, 09/01/00                              4,785,347
                                                          -----------
               Total U.S. Government Agency Obligations    18,685,607
                                                          -----------
               (Cost $18,685,607)

   Shares
   ------

 INVESTMENT COMPANIES - 3.4%

  17,438,366   Scudder Institutional Money Market Fund     17,438,366
       3,830   SSgA Prime Money Market Fund                     3,830
                                                          -----------
               Total Investment Companies                  17,442,196
                                                          -----------
               (Cost $17,442,196)

                                                                    Value
  Par Value                                                        (Note 2)
------------------------------------------------------------------------------

 ASSET BACKED AND MORTGAGE BACKED SECURITIES - 1.7%

 $1,514,163  Fidelity Equipment Lease Trust, Series 1999-1,
             Class A1 (A), CMO
             5.16%, 06/16/00                                     $  1,514,163
  1,839,743  Fidelity Equipment Lease Trust, Series 1999-2,
             Class A1 (A), CMO
             6.13%, 12/15/00                                        1,839,743
  5,000,000  SMM Trust, 1999-C (A)
             6.42%, 01/26/00*                                       5,000,000
                                                                 ------------
             Total Asset Backed and Mortgage Backed Securities      8,353,906
                                                                 ------------
             (Cost $8,353,906)

 MUNICIPAL OBLIGATIONS - 0.2%

  1,000,000  New Jersey State Municipal
             6.38%, 08/01/00                                        1,004,020
                                                                 ------------
             Total Municipal Obligations                            1,004,020
                                                                 ------------
             (Cost $1,004,020)

 Total Investments - 105.9%                                       543,666,891
                                                                 ------------
 (Cost $543,666,891)
 Net Other Assets and Liabilities - (5.9)%                        (30,061,012)
                                                                 ------------
 Total Net Assets - 100.0%                                       $513,605,879
                                                                 ============

------------------
* Variable rate security. The rate shown reflects rate in effect at December 31, 1999.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1999, these securities amounted to $116,892,393 or 22.76% of net assets.
(B) Effective yield at time of purchase
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $543,666,891.

At December 31, 1999, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; $8,154 in 2005;
$52,338 in 2006.
OTHER INFORMATION
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings
            (Unaudited)
       Aaa                                                               96.79%
       NR (Not Rated)                                                     3.21
                                                                        ------
                                                                        100.00%
                                                                        ======

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Investment Trust

      STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . December 31, 1999
--------------------------------------------------------------------------------


                                      Select      Select         Select            Select          Select
                                     Emerging   Aggressive       Capital      Value Opportunity International
                                   Markets Fund Growth Fund Appreciation Fund       Fund         Equity Fund
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost.............   $  35,076   $  749,669     $  315,706        $  302,400      $  430,165
 Net unrealized appreciation
  (depreciation).................      13,020      275,614         98,403             2,780         230,498
                                    ---------   ----------     ----------         ---------       ---------
 Total investments at value......      48,096    1,025,283        414,109           305,180         660,663
Cash and foreign currency*.......       2,013           10              1             4,765          17,991
Short-term investments held as
 collateral for securities
 loaned..........................          --       92,598         54,180            19,836          48,600
Receivable for investments sold..         123          735          1,507             3,739              20
Receivable for shares sold.......         568        1,173          2,233               841           1,555
Receivable for variation margin..          --           --             --                --              --
Interest and dividend
 receivables.....................          92          598            350               315             529
Receivable for expense
 reimbursement...................          --           --             --                --              --
Deferred organizational expense..          --           --              1                --              --
Dividend tax reclaim
 receivables.....................          --           --             10                --             633
                                    ---------   ----------     ----------         ---------       ---------
 Total Assets....................      50,892    1,120,397        472,391           334,676         729,991
                                    ---------   ----------     ----------         ---------       ---------
LIABILITIES:
Payable for investments
 purchased.......................         337       10,884            543             6,102              --
Payable for shares repurchased...          --          107             --                50             253
Collateral for securities
 loaned..........................          --       92,598         54,180            19,836          48,600
Net unrealized depreciation on
 forward currency contracts......           7           --             --                --             981
Advisory fee payable.............          51          638            291               221             482
Accrued expenses and other
 payables........................          45          471            290               136             334
                                    ---------   ----------     ----------         ---------       ---------
 Total Liabilities...............         440      104,698         55,304            26,345          50,650
                                    ---------   ----------     ----------         ---------       ---------
NET ASSETS.......................   $  50,452   $1,015,699     $  417,087        $  308,331      $  679,341
                                    =========   ==========     ==========        ==========      ==========
NET ASSETS consist of
Paid-in capital..................   $  38,187   $  533,575     $  305,818        $  302,445      $  423,297
Undistributed (distribution in
 excess of) net investment income
 (loss)..........................         (45)          --             --             1,208           3,722
Accumulated (distribution in
 excess of) net realized gain
 (loss) on investments sold,
 foreign currency transactions
 and futures contracts...........        (703)     206,510         12,866             1,898          22,791
Net unrealized appreciation
 (depreciation) of investments,
 assets and liabilities in
 foreign currency and futures
 contracts.......................      13,013      275,614         98,403             2,780         229,531
                                    ---------   ----------     ----------         ---------       ---------
TOTAL NET ASSETS.................   $  50,452   $1,015,699     $  417,087        $  308,331      $  679,341
                                    =========   ==========     ==========        ==========      ==========
Shares of beneficial interest
outstanding
(unlimited authorization, no par
value) (in 000's)................      39,060      297,774        203,195           202,756         334,405
NET ASSET VALUE,
Offering and redemption price per
share
(Net Assets/Shares Outstanding)..   $   1.292   $    3.411     $    2.053        $    1.521      $    2.031
                                    =========   ==========     ==========        ==========      ==========

------------------------------------
* Cost $2,013 and $17,967 for Select Emerging Markets Fund and Select Inter-national Equity Fund, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

      Select       Select                 Equity  Select Growth Investment Grade Government  Money
      Growth      Strategic    Growth     Index    and Income        Income         Bond     Market
       Fund      Growth Fund    Fund       Fund       Fund            Fund          Fund      Fund
-----------------------------------------------------------------------------------------------------
       $842,766   $ 24,221    $  735,056 $432,680   $754,905        $269,806      $90,684   $543,667
        379,721      3,148       307,746  204,401     66,619          (9,843)      (3,264)        --
     ----------   --------    ---------- --------   --------        --------      -------   --------
      1,222,487     27,369     1,042,802  637,081    821,524         259,963       87,420    543,667
             15      2,720        22,438        3     21,886               8            4          3
         67,994         --        73,234   18,163     11,072          21,251       22,986         --
          4,679      1,155        24,740       --         --              36           26         --
             --         23           461      714        542              --           --         --
             --        --             --       73         52              --           --         --
          1,141         42           981      704      1,220           3,454        1,318      5,495
             --          1            --       --         --              --           --         --
             --         --            --       --         --              --           --         --
             --         --            15        9         23              --           --         --
     ----------   --------    ---------- --------   --------        --------      -------   --------
      1,296,316     31,310     1,164,671  656,747    856,319         284,712      111,754    549,165
     ----------   --------    ---------- --------   --------        --------      -------   --------
         10,316         --        14,240       --         --          21,376           --     22,164
            450         14             5       --         84           1,316        1,370     13,257
         67,994         --        73,234   18,163     11,072          21,251       22,986         --
             --         --            --       --         --              --           --         --
            744         20           367      144        466              90           40        100
            447         22           528      210        159             138          111         38
     ----------   --------    ---------- --------   --------        --------      -------   --------
         79,951         56        88,374   18,517     11,781          44,171       24,507     35,559
     ----------   --------    ---------- --------   --------        --------      -------   --------
     $1,216,365   $ 31,254    $1,076,297 $638,230   $844,538        $240,541      $87,247   $513,606
     ==========   ========    ========== ========   ========        ========      =======   ========
       $691,096   $ 27,756    $  665,263 $368,050   $629,357        $251,016      $93,252   $513,703
            --           2           206      247        420              --           --         --
        145,548        348       103,082   64,551    147,429            (632)      (2,740)       (97)
        379,721      3,148       307,746  205,382     67,332          (9,843)      (3,265)        --
     ----------   --------    ---------- --------   --------        --------      -------   --------
     $1,216,365   $ 31,254    $1,076,297 $638,230   $844,538        $240,541      $87,247   $513,606
     ==========   ========    ========== ========   ========        ========      =======   ========
        398,968     27,767       325,117  157,214    436,949         228,917       86,290    513,705
        $ 3.049   $  1.126    $    3.310 $  4.060   $  1.933        $  1.051      $ 1.011   $  1.000
     ==========   ========    ========== ========   ========        ========      =======   ========

--------------------------------------------

                           Allmerica Investment Trust

   STATEMENTS OF OPERATIONS (in 000's) . For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                 Select      Select         Select            Select          Select
                                Emerging   Aggressive       Capital      Value Opportunity International
                              Markets Fund Growth Fund Appreciation Fund       Fund         Equity Fund
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................    $     102   $      671     $      646        $      567      $      615
 Dividends.................          596        2,378          1,155             3,119           9,810
 Securities lending
  income...................           --          267             89                17             121
 Less net foreign taxes
  withheld.................          (32)          --             (4)              --           (1,180)
                               ---------   ----------     ----------        ----------      ----------
 Total investment income...          666        3,316          1,886             3,703           9,366
                               ---------   ----------     ----------        ----------      ----------
EXPENSES
 Investment advisory fees..          428        6,804          3,062             2,531           4,936
 Custodian and Fund
  accounting fees..........          154          233            116                92             447
 Legal fees................           --           12              5                 4               8
 Audit fees................            3           59             20                17              45
 Trustees' fees and
  expenses.................            1           16              7                 6              11
 Reports to shareholders...            8          162             83                81             121
 Amortization of
  organization costs.......           --           --             --                --              --
 Miscellaneous.............            3           13              5                 5              10
                               ---------   ----------     ----------        ----------      ----------
 Total expense before
  reductions and waiver....          597        7,299          3,298             2,736           5,578
 Less reductions...........          (12)        (271)            (3)             (241)            (54)
 Less
  reimbursement/waiver.....           --           --             --                --              --
                               ---------   ----------     ----------        ----------      ----------
 Total expenses net of
  reductions and waiver....          585        7,028          3,295             2,495           5,524
                               ---------   ----------     ----------        ----------      ----------
NET INVESTMENT INCOME
 (LOSS)....................           81       (3,712)        (1,409)            1,208           3,842
                               ---------   ----------     ----------        ----------      ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss)
  on investments sold......        2,111      208,801         15,287             1,971          31,286
 Net realized gain (loss)
  on futures contracts.....           --           --             --                --              --
 Net realized gain (loss)
  on foreign currency
  transactions.............         (110)          --             --                --           2,399
 Net change in unrealized
  appreciation
  (depreciation) of assets
  and liabilities in
  foreign currency.........           71           --             --                --             570
 Net change in unrealized
  appreciation
  (depreciation) of
  investments and futures
  contracts................       15,042       76,344         68,546           (16,101)        126,449
                               ---------   ----------     ----------        ----------      ----------
NET GAIN (LOSS) ON
 INVESTMENTS...............       17,114      285,145         83,833           (14,130)        160,704
                               ---------   ----------     ----------        ----------      ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS................    $  17,195   $  281,433     $   82,424        $  (12,922)     $  164,546
                               =========   ==========     ==========        ==========      ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

     Select     Select               Equity   Select Growth Investment Grade Government  Money
     Growth    Strategic   Growth    Index     and Income        Income         Bond    Market
      Fund    Growth Fund   Fund      Fund        Fund            Fund          Fund     Fund
-----------------------------------------------------------------------------------------------
    $ 1,404    $     95   $    687  $    138    $  2,818        $16,469       $ 5,881   $22,442
      5,516         248      9,616     7,248      11,143             70            35       269
         80          --        101        22          25             22            25        --
         --          --       (106)      (71)       (123)            --            --        --
   --------    --------   --------  --------    --------        --------      --------  -------
      7,000         343     10,298     7,337      13,863         16,561         5,941    22,711
   --------    --------   --------  --------    --------        --------      --------  -------
      7,472         186      4,048     1,531       4,909          1,060           478     1,020
        268          56        249       235         252            100            69       112
         14          --         14         8          11              4             1         6
         79           9         77        39          53             14             8        18
         19          --         19        11          15              5             2         8
        142           9        130       100         102             56            25        66
         --          --         --        --          --             --            --        --
         15           2         15         9          12              3             1         2
   --------    --------   --------  --------    --------        --------      --------  -------
      8,009         262      4,552     1,933       5,354          1,242           584     1,232
      (233)          (7)      (335)       (9)        (25)            --            --        --
         --          (1)        --        --          --             --            --        --
   --------    --------   --------  --------    --------        --------      --------  -------
      7,776         254      4,217     1,924       5,329          1,242           584     1,232
   --------    --------   --------  --------    --------        --------      --------  -------
       (776)         89      6,081     5,413       8,534         15,319         5,357    21,479
   --------    --------   --------  --------    --------        --------      --------  -------
    146,732         804    104,952    64,558     147,205           (638)         (500)       --
         --          --         --       548         317             --            --        --
         --          --         --        --          --             --            --        --
         --          --         --        --          --             --            --        --
    127,039       2,723    135,166    35,155     (32,024)       (16,613)       (4,565)       --
   --------    --------   --------  --------    --------        --------      --------  -------
    273,771       3,527    240,118   100,261     115,498        (17,251)       (5,065)       --
   --------    --------   --------  --------    --------        --------      --------  -------
   $272,995    $  3,616   $246,199  $105,674    $124,032        $(1,932)      $   292   $21,479
   ========    ========   ========  ========    ========        =======       =======   =======

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                               Select Emerging            Select Aggressive            Select Capital
                                Markets Fund*                Growth Fund              Appreciation Fund
------------------------------------------------------------------------------------------------------------
                           Year Ended  Period Ended
                          December 31, December 31,    Years Ended December 31,    Years Ended December 31,
                              1999         1998           1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of year................   $  20,873    $  20,000(A)  $   752,741   $   604,123   $   310,582   $   240,526
                           ---------    ---------     -----------   -----------   -----------   -----------
Increase (decrease) in
net assets
resulting from
operations:
 Net investment income
  (loss)................          81          161          (3,712)       (2,428)       (1,409)       (1,215)
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........       2,001       (2,714)        208,801          (367)       15,287        49,583
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......      15,113       (2,100)         76,344        71,945        68,546       (11,429)
                           ---------    ---------     -----------   -----------   -----------   -----------
 Net increase in net
  assets resulting from
  operations............      17,195       (4,653)        281,433        69,150        82,424        36,939
                           ---------    ---------     -----------   -----------   -----------   -----------
Distributions to
shareholders from:
 Net investment income..        (208)         (37)             --            --            --            --
 Distribution in excess
  of net investment
  income................          --           --              --            --            --            --
 Net realized gain on
  investments...........          --           --              --            --          (511)      (47,014)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Total distributions...        (208)         (37)             --            --          (511)      (47,014)
                           ---------    ---------     -----------   -----------   -----------   -----------
Capital share
transactions:
 Net proceeds from sales
  of shares.............      13,372        5,729         182,716       102,931        74,290        52,851
 Issued to shareholders
  in reinvestment of
  distributions.........         208           37              --            --           511        47,014
 Cost of shares
  repurchased...........        (988)        (203)       (201,191)      (23,463)      (50,209)      (19,734)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Net increase from
   capital share
   transactions.........      12,592        5,563         (18,475)       79,468        24,592        80,131
                           ---------    ---------     -----------   -----------   -----------   -----------
  Total increase
   (decrease) in net
   assets...............      29,579          873         262,958       148,618       106,505        70,056
                           ---------    ---------     -----------   -----------   -----------   -----------
NET ASSETS at the end of
 year...................   $  50,452    $  20,873     $ 1,015,699   $   752,741   $   417,087   $   310,582
                           =========    =========     ===========   ===========   ===========   ===========
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........   $     (45)   $     193     $        --   $        --   $        --   $      (264)
                           =========    =========     ===========   ===========   ===========   ===========
OTHER INFORMATION:
Share transactions:
 Sold...................      13,235        6,831          65,884        46,519        41,852        31,712
 Issued to shareholders
  in reinvestment of
  distributions.........         189           48              --            --           278        28,667
 Repurchased............        (984)        (259)        (74,092)      (12,098)      (28,289)      (12,704)
                           ---------    ---------     -----------   -----------   -----------   -----------
  Net increase in shares
   outstanding..........      12,440        6,620          (8,208)       34,421        13,841        47,675
                           =========    =========     ===========   ===========   ===========   ===========

------------------
* The Select Emerging Markets Fund and the Select Strategic Growth Fund com-menced operations on February 20, 1998.
(A) Represents initial seed money and shares. Original shares were priced at $1.00.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

     Select Value          Select International            Select Growth             Select Strategic
   Opportunity Fund             Equity Fund                     Fund                   Growth Fund*
----------------------------------------------------------------------------------------------------------
     Years Ended                                                                  Year Ended  Period Ended
     December 31,        Years Ended December 31,    Years Ended December 31,    December 31, December 31,
    1999        1998         1999          1998          1999          1998          1999         1998
----------------------------------------------------------------------------------------------------------
 $ 268,405   $ 202,139   $   505,553   $   397,915   $   815,390   $   470,356    $  14,839    $5,000 (A)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

     1,208       2,231         3,842         4,550          (776)          504           89           34
     1,971      16,620        33,685        (7,626)      146,732        32,636          804         (456)
  (16,101)      (8,160)      127,019        70,083       127,039       159,491        2,723          425
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
  (12,922)      10,691       164,546        67,007       272,995       192,631        3,616            3
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

       (2)      (2,255)           --        (6,430)         (504)          (94)         (87)         (34)
        --          --            --            --            --            --           --           (1)
  (16,638)        (835)           --            --       (32,039)       (6,735)          --           --
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
  (16,640)      (3,090)           --        (6,430)      (32,543)       (6,829)         (87)         (35)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------

    82,103      59,689       402,948       141,035       175,324       167,762       14,491       10,823
    16,639       3,090           --          6,430        32,543         6,829           87           35
  (29,254)      (4,114)     (393,706)     (100,404)      (47,344)      (15,359)      (1,692)        (987)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    69,488      58,665         9,242        47,061       160,523       159,232       12,886        9,871
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    39,926      66,266       173,788       107,638       400,975       345,034       16,415        9,839
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
 $ 308,331   $ 268,405   $   679,341   $   505,553   $ 1,216,365   $   815,390    $  31,254    $  14,839
 =========   =========   ===========   ===========   ===========   ===========    =========    =========
 $   1,208   $       2   $     3,722   $    (2,522)  $        --   $       504    $       2    $      --
 =========   =========   ===========   ===========   ===========   ===========    =========    =========


    52,425      35,634       241,959        94,467        68,437        80,682       14,098       11,408
     9,881       1,828            --         4,119        12,663         3,082           80           36
  (18,777)      (2,586)     (235,513)      (67,343)      (17,926)       (7,661)      (1,659)      (1,196)
 ---------   ---------   -----------   -----------   -----------   -----------    ---------    ---------
    43,529      34,876         6,446        31,243        63,174        76,103       12,519       10,248
 =========   =========   ===========   ===========   ===========   ===========    =========    =========

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                                            Equity Index              Select Growth and
                                 Growth Fund                    Fund                     Income Fund
------------------------------------------------------------------------------------------------------------
                           Years Ended December 31,    Years Ended December 31,    Years Ended December 31,
                              1999          1998          1999          1998          1999          1998
------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning
 of year................  $   860,333   $   728,679   $   481,877   $   297,191   $   646,086   $   473,553
                          -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in
net assets resulting
from operations:
 Net investment income
  (loss)................        6,081         8,521         5,413         4,376         8,534         6,986
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........      104,952        86,003        65,106        11,411       147,522        54,948
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......      135,166        45,169        35,155        80,293       (32,024)       21,673
                          -----------   -----------   -----------   -----------   -----------   -----------
 Net increase in net
  assets resulting from
  operations............      246,199       139,693       105,674        96,080       124,032        83,607
                          -----------   -----------   -----------   -----------   -----------   -----------
Distributions to
 shareholders from:
 Net investment income..       (6,015)       (8,516)       (5,166)       (4,471)       (8,173)       (7,005)
 Distribution in excess
  of net investment
  income................           --            --            --            --            --            --
 Net realized gain on
  investments...........      (86,927)       (8,113)         (811)      (11,585)      (54,380)       (2,017)
                          -----------   -----------   -----------   -----------   -----------   -----------
  Total distributions...      (92,942)      (16,629)       (5,977)      (16,056)      (62,553)       (9,022)
                          -----------   -----------   -----------   -----------   -----------   -----------
Capital share
 transactions:
 Net proceeds from sales
  of shares.............       32,074        28,087       119,018       115,271        93,057       101,277
 Issued to shareholders
  in reinvestment of
  distributions.........       92,942        16,629         5,977        16,056        62,553         9,022
 Cost of shares
  repurchased...........      (62,309)      (36,126)      (68,339)      (26,665)      (18,637)      (12,351)
                          -----------   -----------   -----------   -----------   -----------   -----------
  Net increase from
   capital share
   transactions.........       62,707         8,590        56,656       104,662       136,973        97,948
                          -----------   -----------   -----------   -----------   -----------   -----------
  Total increase
   (decrease) in net
   assets...............      215,964       131,654       156,353       184,686       198,452       172,533
                          -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS at the end of
 year...................  $ 1,076,297   $   860,333   $   638,230   $   481,877   $   844,538   $   646,086
                          ===========   ===========   ===========   ===========   ===========   ===========
 Undistributed
  (distribution in
  excess of) net
  investment income
  (loss)................  $       206   $       140   $       247   $        --   $       420   $        58
                          ===========   ===========   ===========   ===========   ===========   ===========
OTHER INFORMATION:
Share transactions:
 Sold...................       10,842        11,374        32,647        39,162        50,308        60,638
 Issued to shareholders
  in reinvestment of
  distributions.........       30,570         6,073         1,592         4,832        33,680         5,339
 Repurchased............      (20,806)      (14,496)      (18,416)      (10,552)      (10,177)       (8,018)
                          -----------   -----------   -----------   -----------   -----------   -----------
  Net increase in shares
   outstanding..........       20,606         2,951        15,823        33,442        73,811        57,959
                          ===========   ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

      Investment Grade               Government                 Money Market
         Income Fund                  Bond Fund                     Fund
------------------------------------------------------------------------------------
  Years Ended December 31,     Years Ended December 31,    Years Ended December 31,
   1999            1998           1999          1998          1999          1998
------------------------------------------------------------------------------------
 $ 230,623     $    189,503   $    81,018   $    55,513   $   336,253   $   260,619
 ------------  ------------   -----------   -----------   -----------   -----------
    15,319           12,894         5,357         3,812        21,479        14,920
      (638)           1,767          (500)          434            --           (52)
   (16,613)           1,626        (4,565)          654            --           ---
 ------------  ------------   -----------   -----------   -----------   -----------
    (1,932)          16,287           292         4,900        21,479        14,868
 ------------  ------------   -----------   -----------   -----------   -----------
   (15,569)         (12,840)       (5,445)       (3,785)      (21,479)      (14,920)
        --               --            --            --            --            (2)
      (202)              --            --            --            --            --
 ------------  ------------   -----------   -----------   -----------   -----------
   (15,771)         (12,840)       (5,445)       (3,785)      (21,479)      (14,922)
 ------------  ------------   -----------   -----------   -----------   -----------
    33,939           39,047        29,433        29,432     1,057,803       327,728
    15,771           12,840         5,445         3,785        21,479        14,922
   (22,089)         (14,214)      (23,496)       (8,827)     (901,929)     (266,962)
 ------------  ------------   -----------   -----------   -----------   -----------
    27,621           37,673        11,382        24,390       177,353        75,688
 ------------  ------------   -----------   -----------   -----------   -----------
     9,918           41,120         6,229        25,505       177,353        75,634
 ------------  ------------   -----------   -----------   -----------   -----------
 $ 240,541     $    230,623   $    87,247   $    81,018   $   513,606   $   336,253
 ============  ============   ===========   ===========   ===========   ===========
 $      --     $        224   $        --   $        82   $        --   $        --
 ============  ============   ===========   ===========   ===========   ===========
    30,980           34,443        27,893        27,717     1,057,803       327,728
    14,656           11,381         5,286         3,562        21,479        14,922
   (20,503)         (12,431)      (22,773)       (8,436)     (901,929)     (266,962)
 ------------  ------------   -----------   -----------   -----------   -----------
    25,133           33,393        10,406        22,843       177,353        75,688
 ============  ============   ===========   ===========   ===========   ===========

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                         Income from Investment Operations                             Less Distributions
                   --------------------------------------------- -----------------------------------------------------------------
                                         Net Realized
                      Net                    and                            Distributions
                     Asset       Net      Unrealized             Dividends    from Net
                     Value   Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
    Year Ended     Beginning   Income         on      Investment Investment    Capital         in          Return of     Total
   December 31,     of Year  (Loss)(/2/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
   ------------    --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
 Select Emerging
     Markets
    Fund(/1/)
       1999         $0.784     $0.001       $0.513      $0.514    $(0.006)     $   --        $   --          $  --      $(0.006)
       1998(D)       1.000      0.006       (0.221)     (0.215)    (0.001)         --            --             --       (0.001)
      Select
    Aggressive
   Growth Fund
       1999          2.460     (0.012)       0.963       0.951         --          --            --             --           --
       1998          2.225     (0.008)       0.243       0.235         --          --            --             --           --
       1997          2.037     (0.009)       0.387       0.378         --      (0.182)       (0.008)(/3/)       --       (0.190)
       1996          1.848     (0.009)       0.351       0.342         --      (0.153)           --             --       (0.153)
       1995          1.397     (0.001)       0.452       0.451         --          --            --             --           --
  Select Capital
   Appreciation
    Fund(/1/)
       1999          1.640     (0.007)       0.423       0.416         --      (0.003)           --             --       (0.003)
       1998          1.698     (0.006)       0.241       0.235         --      (0.293)           --             --       (0.293)
       1997          1.485     (0.005)       0.218       0.213         --          --            --             --           --
       1996          1.369     (0.003)       0.124       0.121         --      (0.005)           --             --       (0.005)
       1995(E)       1.000     (0.001)       0.397       0.396         --      (0.027)           --             --       (0.027)
   Select Value
   Opportunity
    Fund(/1/)
       1999          1.686      0.006       (0.077)     (0.071)        --      (0.094)           --             --       (0.094)
       1998          1.626      0.014        0.066       0.080     (0.014)     (0.006)           --             --       (0.020)
       1997          1.511      0.010        0.364       0.374     (0.010)     (0.249)           --             --       (0.259)
       1996          1.238      0.011        0.342       0.353     (0.011)     (0.069)           --             --       (0.080)
       1995          1.089      0.009        0.183       0.192     (0.009)     (0.033)       (0.001)(/3/)       --       (0.043)
      Select
  International
   Equity Fund
       1999          1.542      0.012        0.477       0.489         --          --            --             --           --
       1998          1.341      0.014        0.207       0.221     (0.020)         --            --             --       (0.020)
       1997          1.356      0.015        0.049       0.064     (0.019)     (0.046)       (0.014)(/4/)       --       (0.079)
       1996          1.136      0.011        0.238       0.249     (0.012)     (0.003)       (0.014)(/4/)       --       (0.029)
       1995          0.963      0.013        0.176       0.189     (0.011)     (0.005)           --             --       (0.016)
                      Net
                    Increase
                   (Decrease)
                       in
    Year Ended     Net Asset
   December 31,      Value
   ------------    ----------
 Select Emerging
     Markets
    Fund(/1/)
       1999          $0.508
       1998(D)       (0.216)
      Select
    Aggressive
   Growth Fund
       1999           0.951
       1998           0.235
       1997           0.188
       1996           0.189
       1995           0.451
  Select Capital
   Appreciation
    Fund(/1/)
       1999           0.413
       1998          (0.058)
       1997           0.213
       1996           0.116
       1995(E)        0.369
   Select Value
   Opportunity
    Fund(/1/)
       1999          (0.165)
       1998           0.060
       1997           0.115
       1996           0.273
       1995           0.149
      Select
  International
   Equity Fund
       1999           0.489
       1998           0.201
       1997          (0.015)
       1996           0.220
       1995           0.173

------------------
*   Annualized
**  Not Annualized
(A) Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For period ended December 31, 1998.
(E) For period ended December 31, 1995.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1999, $0.004 in 1998 for Select Emerging Markets Fund; $(0.013) in 1999, $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010 in 1996 for Select Value Opportunity Fund; and $0.011 in 1999, $0.014 in 1998, $0.015 in 1997 and $0.011 in 1996 for Select Interna-
    tional Equity Fund.
(3) Distributions in excess of net realized capital gains.
(4) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
        -----------------------------------------------------
                          Ratios To Average Net Assets
               ----------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                      Portfolio
 End of    Total        Period    Investment    Operating Expenses        Management Fee       Turnover
 Period    Return      (000's)   Income (Loss)  (A)      (B)      (C)      Gross      Net        Rate
---------  ------     ---------- ------------- ------   ------   ------   --------   -------   ---------
 $ 1.292    65.72%    $   50,452      0.25%      1.88%    1.92%    1.92%     1.35%      1.35%      60%
   0.784   (21.46)%**     20,873      0.96%*     2.19%*   2.19%*   2.54%*    1.35%*     1.00%*     62%**

   3.411    38.66%     1,015,699     (0.46)%     0.88%    0.91%    0.91%     0.85%      0.85%     101%
   2.460    10.56%       752,741     (0.36)%     0.92%    0.95%    0.95%     0.88%      0.88%      99%
   2.225    18.71%       604,123     (0.45)%     0.99%    1.04%    1.04%     0.95%      0.95%      95%
   2.037    18.55%       407,442     (0.53)%     1.08%    1.08%    1.08%     1.00%      1.00%     113%
   1.848    32.28%       254,872     (0.07)%     1.09%      --     1.09%     1.00%      1.00%     104%

   2.053    25.36%       417,087     (0.42)%     0.98%    0.98%    0.98%     0.91%      0.91%      61%
   1.640    13.88%       310,582     (0.47)%     1.02%    1.04%    1.04%     0.94%      0.94%     141%
   1.698    14.28%       240,526     (0.38)%     1.13%    1.13%    1.13%     0.98%      0.98%     133%
   1.485     8.80%       142,680     (0.32)%     1.13%    1.13%    1.13%     1.00%      1.00%      98%
   1.369    39.56%**      41,376     (0.25)%*    1.35%*     --     1.42%*    1.00%*     0.93%*     95%**

   1.521    (4.70)%      308,331      0.43%      0.88%    0.97%    0.97%     0.90%      0.90%      98%
   1.686     4.87%       268,405      0.95%      0.94%    0.98%    0.99%     0.91%      0.90%      73%
   1.626    24.85%       202,139      0.73%      0.98%    1.04%    1.06%     0.92%      0.90%     110%
   1.511    28.53%       113,969      0.91%      0.95%    0.97%    0.97%     0.85%      0.85%      20%
   1.238    17.60%        64,575      0.86%      1.01%      --     1.01%     0.85%      0.85%      17%

   2.031    31.71%       679,341      0.69%      1.01%    1.02%    1.02%     0.89%      0.89%      18%
   1.542    16.48%       505,553      0.99%      1.01%    1.02%    1.02%     0.90%      0.90%      27%
   1.341     4.65%       397,915      1.17%      1.15%    1.17%    1.17%     0.97%      0.97%      20%
   1.356    21.94%       246,877      1.22%      1.20%    1.23%    1.23%     1.00%      1.00%      18%
   1.136    19.63%       104,312      1.68%      1.24%      --     1.24%     1.00%      1.00%      24%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations
                         ---------------------------------------------
                                               Net Realized
                            Net                    and
                           Asset       Net      Unrealized
                           Value   Investment  Gain (Loss)  Total from
                         Beginning   Income         on      Investment
Year Ended December 31,  of Period (Loss)(/2/) Investments  Operations
-----------------------  --------- ----------- ------------ ----------
Select Growth Fund(/1/)
         1999             $2.428     $(0.002)     $0.709     $ 0.707
         1998              1.811       0.002       0.638       0.640
         1997              1.430       0.006       0.480       0.486
         1996              1.369       0.005       0.297       0.302
         1995              1.099          --       0.270       0.270
   Select Strategic
   Growth Fund(/1/)
         1999              0.973       0.003       0.153       0.156
         1998(D)           1.000       0.002      (0.027)     (0.025)
      Growth Fund
         1999              2.825       0.020       0.779       0.799
         1998              2.416       0.028       0.436       0.464
         1997              2.333       0.039       0.540       0.579
         1996              2.176       0.047       0.386       0.433
         1995              1.814       0.049       0.539       0.588
   Equity Index Fund
         1999              3.408       0.036       0.656       0.692
         1998              2.753       0.035       0.741       0.776
         1997              2.165       0.034       0.664       0.698
         1996              1.827       0.035       0.370       0.405
         1995              1.468       0.035       0.474       0.509
   Select Growth and
   Income Fund(/1/)
         1999              1.779       0.022       0.298       0.320
         1998              1.552       0.020       0.233       0.253
         1997              1.405       0.020       0.293       0.313
         1996              1.268       0.020       0.246       0.266
         1995              1.027       0.019       0.290       0.309
                                              Less Distributions
                         ------------------------------------------------------------------
                                                                                               Net
                                                                                             Increase
                         Dividends    Distributions                                         (Decrease)
                          from Net      from Net    Distributions    Return                     in
                         Investment     Realized         in            of         Total     Net Asset
Year Ended December 31,    Income     Capital Gains    Excess        Capital  Distributions   Value
------------------------ ------------ ------------- ---------------- -------- ------------- ----------
Select Growth Fund(/1/)
         1999             $(0.001)       $(0.085)      $    --       $    --     $(0.086)      0.621
         1998                  --(3)      (0.023)           --            --      (0.023)      0.617
         1997              (0.006)        (0.099)           --            --      (0.105)      0.381
         1996              (0.005)        (0.236)           --            --      (0.241)      0.061
         1995                  --             --            --            --          --       0.270
   Select Strategic
   Growth Fund(/1/)
         1999              (0.003)            --            --            --      (0.003)      0.153
         1998(D)           (0.002)            --            --            --      (0.002)     (0.027)
      Growth Fund
         1999              (0.020)        (0.294)           --            --      (0.314)      0.485
         1998              (0.028)        (0.027)           --            --      (0.055)      0.409
         1997              (0.038)        (0.458)           --            --      (0.496)      0.083
         1996              (0.048)        (0.228)           --            --      (0.276)      0.157
         1995              (0.049)        (0.177)           --            --      (0.226)      0.362
   Equity Index Fund
         1999              (0.035)        (0.005)           --            --      (0.040)      0.652
         1998              (0.034)        (0.087)           --            --      (0.121)      0.655
         1997              (0.033)        (0.077)           --            --      (0.110)      0.588
         1996              (0.035)        (0.032)           --            --      (0.067)      0.338
         1995              (0.035)        (0.047)       (0.002)(/4/)  (0.066)     (0.150)      0.359
   Select Growth and
   Income Fund(/1/)
         1999              (0.021)        (0.145)           --            --      (0.166)      0.154
         1998              (0.020)        (0.006)           --            --      (0.026)      0.227
         1997              (0.020)        (0.146)           --            --      (0.166)      0.147
         1996              (0.020)        (0.109)           --            --      (0.129)      0.137
         1995              (0.019)        (0.049)           --            --      (0.068)      0.241

------------------------------------
*   Annualized
**  Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For period ended December 31, 1998.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.003) in 1999, $0.001 in 1998, $0.006 in 1997 and $0.005 in 1996 for Select Growth Fund; $0.003 in 1999,
     $(0.001) in 1998 for Select Strategic Growth Fund; $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for Growth Fund and $0.022 in
     1999, $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996 for the Select
     Growth and Income Fund.
(3)  Dividends from net investment income are less than $0.0005.
(4)  Distributions in excess of net realized capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
           ---------------------------------------------------------------------
                              Ratios To Average Net Assets
                      ---------------------------------------------------
                      Net Assets
Net Asset               End of        Net        Operating          Management     Portfolio
Value End   Total       Period    Investment      Expenses             Fee         Turnover
of Period  Returns     (000's)   Income (Loss) (A)    (B)    (C)    Gross   Net      Rate
---------  -------    ---------- ------------- ----   ----   ----   -----   ----   ---------
 $3.049     29.80%    $1,216,365    (0.08)%    0.81%  0.83%  0.83%  0.78%   0.78%      84%
  2.428     35.44%       815,390      0.08%    0.85%  0.87%  0.87%  0.82%   0.82%      86%
  1.811     34.06%       470,356      0.42%    0.91%  0.93%  0.93%  0.85%   0.85%      75%
  1.430     22.02%       228,551      0.38%    0.92%  0.93%  0.93%  0.85%   0.85%     159%
  1.369     24.59%       143,125      0.02%    0.97%    --   0.97%  0.85%   0.85%      51%

  1.126     16.06%        31,254      0.41%    1.17%  1.20%  1.20%  0.85%   0.85%      58%
  0.973     (2.47)%**     14,839      0.41%*   1.14%* 1.20%* 1.66%* 0.85%*  0.39%*     24%**

  3.310     29.33%     1,076,297      0.65%    0.45%  0.48%  0.48%  0.43%   0.43%     116%
  2.825     19.32%       860,333      1.08%    0.46%  0.49%  0.49%  0.44%   0.44%     100%
  2.416     25.14%       728,679      1.48%    0.47%  0.49%  0.49%  0.43%   0.43%      79%
  2.333     20.19%       556,751      2.04%    0.48%  0.51%  0.51%  0.44%   0.44%      72%
  2.176     32.80%       444,871      2.34%    0.54%    --   0.54%  0.46%   0.46%      64%

  4.060     20.41%       638,230      0.98%    0.35%  0.35%  0.35%  0.28%   0.28%      21%
  3.408     28.33%       481,877      1.17%    0.36%  0.36%  0.36%  0.29%   0.29%       6%
  2.753     32.41%       297,191      1.38%    0.44%  0.44%  0.44%  0.31%   0.31%       9%
  2.165     22.30%       151,130      1.79%    0.46%  0.46%  0.46%  0.32%   0.32%      12%
  1.827     36.18%        90,889      1.96%    0.55%    --   0.55%  0.34%   0.34%       8%

  1.933     18.43%       844,538      1.17%    0.73%  0.74%  0.74%  0.67%   0.67%     131%
  1.779     16.43%       646,086      1.26%    0.70%  0.73%  0.73%  0.68%   0.68%     112%
  1.552     22.51%       473,552      1.34%    0.77%  0.80%  0.80%  0.73%   0.73%      71%
  1.405     21.26%       295,638      1.44%    0.80%  0.83%  0.83%  0.75%   0.75%      78%
  1.268     30.32%       191,610      1.69%    0.85%    --   0.85%  0.75%   0.75%     112%

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                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                              Income from Investment Operations                             Less Distributions
                  --------------------------------------------------------- ------------------------------------------------------
                                         Net Realized
                     Net                     and                            Distributions
                    Asset       Net       Unrealized             Dividends    from Net
                    Value    Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
   Year Ended     Beginning    Income         on      Investment Investment    Capital         in          Return of     Total
  December 31,     of Year  (Loss) (/1/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
  ------------    --------- ------------ ------------ ---------- ---------- ------------- -------------    --------- -------------
Investment Grade
  Income Fund
      1999          1.132      0.068        (0.079)     (0.011)    (0.069)      (0.001)          --            --       (0.070)
      1998          1.112      0.067         0.020       0.087     (0.067)          --           --            --       (0.067)
      1997          1.084      0.071         0.028       0.099     (0.071)          --           --            --       (0.071)
      1996          1.117      0.070        (0.033)      0.037     (0.070)          --           --            --       (0.070)
      1995          1.012      0.071         0.106       0.177     (0.071)          --       (0.001)(/1/)      --       (0.072)
   Government
   Bond Fund
      1999          1.068      0.058        (0.056)      0.002     (0.059)          --           --            --       (0.059)
      1998          1.047      0.058         0.021       0.079     (0.058)          --           --            --       (0.058)
      1997          1.036      0.061         0.011       0.072     (0.061)          --           --            --       (0.061)
      1996          1.062      0.062        (0.026)      0.036     (0.062)          --           --            --       (0.062)
      1995          0.997      0.062         0.066       0.128     (0.062)          --       (0.001)(/1/)      --       (0.063)
  Money Market
      Fund
      1999          1.000      0.051            --       0.051     (0.051)          --           --            --       (0.051)
      1998          1.000      0.054            --       0.054     (0.054)          --           --            --       (0.054)
      1997          1.000      0.053            --       0.053     (0.053)          --           --            --       (0.053)
      1996          1.000      0.052            --       0.052     (0.052)          --           --            --       (0.052)
      1995          1.000      0.057            --       0.057     (0.057)          --           --            --       (0.057)
                     Net
                   Increase
                  (Decrease)
                      in
   Year Ended     Net Asset
  December 31,      Value
  ------------    ----------
Investment Grade
  Income Fund
      1999          (0.081)
      1998           0.020
      1997           0.028
      1996          (0.033)
      1995           0.105
   Government
   Bond Fund
      1999          (0.057)
      1998           0.021
      1997           0.011
      1996          (0.026)
      1995           0.065
  Money Market
      Fund
      1999              --
      1998              --
      1997              --
      1996              --
      1995              --

------------------------------------
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(1)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                           Ratios/Supplemental Data
           ---------------------------------------------------------------
                            Ratios To Average Net Assets
                    ------------------------------------------------
                    Net Assets
Net Asset             End of        Net        Operating       Management   Portfolio
Value End  Total       Year     Investment      Expenses          Fee       Turnover
 of Year   Return    (000's)   Income (Loss) (A)   (B)   (C)   Gross  Net     Rate
---------  ------   ---------- ------------- ----  ----  ----  -----  ----  ---------
  1.051    (0.97)%   240,541       6.22%     0.50% 0.50% 0.50% 0.43%  0.43%     75%
  1.132     7.97%    230,623       6.01%     0.52% 0.52% 0.52% 0.43%  0.43%    158%
  1.112     9.45%    189,503       6.48%     0.51% 0.51% 0.51% 0.41%  0.41%     48%
  1.084     3.56%    157,327       6.50%     0.52% 0.52% 0.52% 0.40%  0.40%    108%
  1.117    17.84%    141,625       6.66%     0.53%   --  0.53% 0.41%  0.41%    126%

  1.011     0.23%     87,247       5.64%     0.62% 0.62% 0.62% 0.50%  0.50%     37%
  1.068     7.67%     81,018       5.63%     0.64% 0.64% 0.64% 0.50%  0.50%     61%
  1.047     7.08%     55,513       5.92%     0.67% 0.67% 0.67% 0.50%  0.50%     56%
  1.036     3.51%     46,396       5.90%     0.66% 0.66% 0.66% 0.50%  0.50%    112%
  1.062    13.06%     45,778       5.91%     0.69%   --  0.69% 0.50%  0.50%    180%

  1.000     5.19%    513,606       5.09%     0.29% 0.29% 0.29% 0.24%  0.24%    N/A
  1.000     5.51%    336,253       5.36%     0.32% 0.32% 0.32% 0.26%  0.26%    N/A
  1.000     5.47%    260,620       5.33%     0.35% 0.35% 0.35% 0.27%  0.27%    N/A
  1.000     5.36%    217,256       5.22%     0.34% 0.34% 0.34% 0.28%  0.28%    N/A
  1.000     5.84%    155,211       5.68%     0.36%   --  0.36% 0.29%  0.29%    N/A

--------------------------------------------

                           Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance compa-nies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Growth, Equity Index, Select Growth and Income, Investment Grade Income, Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities which are traded on a recognized exchange (in-cluding securities traded through the National Market System) are valued at the last sale price on the securities exchange on which securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which util-izes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The invest-ments of the Money Market Fund are valued utilizing the amortized cost valua-tion method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, and Select International Equity Funds may enter into forward for-eign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign cur-rency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign cur-rency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                         ------------------------------------------------------

                           Allmerica Investment Trust

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Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31, 1999. In addi-tion, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Port-folio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Growth, Equity Index, Select Growth and Income, Invest-ment Grade Income and Government Bond Funds, and annually for the Select Emerg-ing Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth and Select Stra-tegic Growth Funds. All Portfolios declare and distribute all net realized cap-ital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are deter-mined in accordance with income tax regulations, which may differ from gener-ally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses" foreign currency gains and losses and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on mortgage-backed securities, market dis-count, and non-taxable dividends. Any taxable income or gain remaining at fis-cal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifica-tions to paid in capital. Undistributed net investment income may include tem-porary book and tax basis differences which will reverse in a subsequent peri-od. Permanent book-tax differences, if any, are not included in ending undis-tributed net investment income for the purposes of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: For the Select Capital Appreciation Fund, cost incurred in connection with its organization, including the fees and expenses of register-ing and qualifying its shares for distribution under applicable securities reg-ulations were capitalized and are being amortized using the straight line method over a period of five years beginning with the commencement of the Port-folio's operation.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities

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                           Allmerica Investment Trust

--------------------------------------------------------------------------------

which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is gener-ally cash, and is invested in short term investments. Lending portfolio securi-ties involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Infor-mation regarding the value of the securities loaned and the value of the col-lateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments. Prior to April, 1999 Bankers Trust Company was the Portfolios lending agent.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into con-tracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their port-folio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

3.  INVESTMENT ADVISORY, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS.

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment advisor and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select Emerging Markets      1.35%        1.35%        1.35%        1.35%        1.35%         1.35%
Select Value Opportunity     1.00%        0.85%        0.80%        0.75%        0.70%         0.70%
Select International
 Equity                      1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Growth                0.85%        0.85%        0.80%        0.75%        0.70%         0.70%
Select Strategic Growth      0.85%        0.85%        0.85%        0.85%        0.85%         0.85%
Growth                       0.60%        0.60%        0.40%        0.35%        0.35%         0.35%
Select Growth and Income     0.75%        0.70%        0.65%        0.65%        0.65%         0.65%
Prior to September 1,
1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Capital
 Appreciation                1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
After September 1, 1999
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth     1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Capital
 Appreciation                1.00%        0.90%        0.80%        0.70%        0.70%         0.65%

                         ------------------------------------------------------

                           Allmerica Investment Trust

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                            First        Next         Over
Portfolio                $50,000,000 $200,000,000 $250,000,000
--------------------------------------------------------------
Equity Index                0.35%       0.30%        0.25%
Government Bond             0.50%       0.50%        0.50%
Money Market                0.35%       0.25%        0.20%
                            First        Next         Over
Portfolio                $50,000,000 $50,000,000  $100,000,000
--------------------------------------------------------------
Investment Grade Income     0.50%       0.45%        0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Emerging Markets      Schroder Investment Management North America Inc. ("Schroder")
   Select Aggressive Growth     Nicholas-Applegate Capital Management, L.P.
   Select Capital Appreciation  T. Rowe Price Associates, Inc. ("T. Rowe Price")
   Select Value Opportunity     Cramer Rosenthal McGlynn, LLC
   Select International Equity  Bank of Ireland Asset Management (U.S.) Limited
   Select Growth                Putnam Investment Management, Inc.
   Select Strategic Growth      Cambiar Investors, Inc
   Growth                       Miller Anderson & Sherrerd, LLP
   Equity Index                 Allmerica Asset Management, Inc.
   Select Growth and Income     J.P. Morgan Investment Management Inc.
   Investment Grade Income      Allmerica Asset Management, Inc. (wholly-owned subsidiary of First Allmerica)
   Government Bond              Allmerica Asset Management, Inc.
   Money Market                 Allmerica Asset Management, Inc.

Effective April 1, 1999, J.P. Morgan Investment Management Inc. assumed sub-adviser responsibilities from John A. Levin & Co., Inc. for the Select Growth and Income Fund. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation. Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates.

Effective April 1, 1999, IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain admin-istrative services for the Portfolios and is entitled to receive an administra-tive fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust Company. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

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                           Allmerica Investment Trust

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4. REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the advisory fee, exceed certain volun-tary expense limitations as a percentage of average net assets (Select Aggres-sive Growth Fund--1.35%, Select Capital Appreciation Fund--1.35%, Select Value Opportunity Fund--1.25%, Select International Equity Fund--1.50%, Select Growth Fund--1.20%, Select Strategic Growth Fund--1.20%, Growth Fund--1.20%, Equity Index Fund--0.60%, Select Growth and Income Fund--1.10%, Investment Grade Income Fund--1.00%, Government Bond Fund--1.00%, and Money Market Fund--0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the year ended December 31, 1999, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $813.

The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advi-sory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Opportunity Fund to an annual rate of 0.90% of aver-age daily net assets.

5. REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statement of Operations.

6. SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 1999, First Allmerica owned 20,148,426 shares of Select Emerging Markets Fund and 5,026,417 shares of Select Strategic Growth Fund.

7. FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8. FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S.

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

dollar. The Select Emerging Market Fund, the Select Capital Appreciation Fund, the Select International Equity Fund, and the Select Growth Fund may enter into these forward contracts primarily to protect the Portfolio from adverse cur-rency movement.

9. PLAN OF SUBSTITUTION

An application has been filed with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Investment Grade Income Fund ("IGIF") for all of the shares of the Select Income Fund ("SIF"). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with IGIF shares. After the proposed substitution, the name of IGIF will be changed to the Select Investment Grade Income Fund. The substitution is planned to be effective on or about July 1, 2000.

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                           Allmerica Investment Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
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To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth & Income Fund, Investment Grade Income Fund, Govern-ment Bond Fund and Money Market Fund (thirteen of the Funds constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in confor-mity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Trust's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-cant estimates made by management, and evaluating the overall financial state-ment presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and bro-kers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2000

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                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
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The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insur-ance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important infor-mation related to charges and expenses.

                                 CLIENT NOTICES
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This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-828-0540.

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                        Group Vari-Exceptional Life Plus

Allmerica Financial is a diversified group of insurance and financial services companies. Allmerica Financial Life Insurance and Annuity Company is a leading provider of insurance and annuity products which was founded in 1967, and is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.



     Group Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company
         in NY and HI) and is distributed by Allmerica Investments, Inc.


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   First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY) Allmerica
    Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment
                            Management Company, Inc.
   The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance
                               Insurance Company
    Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance
               Company . Sterling Risk Management Services, Inc.
          Citizens Corporation . Citizens Insurance Company of America
                           . Citizens Management Inc.
               440 Lincoln Street, Worcester, Massachusetts 01653